                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8798
                                  ---------------------------------------------
                             The Bear Stearns Funds
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)
             383 Madison Ave.       New York, NY                10179
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)
 Stephen A. Bornstein, Esq.  383 Madison Ave.  New York, NY     10179
-------------------------------------------------------------------------------
                        (Name and address of agent for service)
Registrant's telephone number, including area code: 212-272-2553
                                                   ----------------------------

Date of fiscal year end:     March 31, 2004
                        --------------------------

Date of reporting period:  April 1, 2003 through March 31, 2004
                         --------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

THE BEAR STEARNS FUNDS

FIXED INCOME FUNDS

- INCOME PORTFOLIO

- HIGH YIELD TOTAL RETURN PORTFOLIO


ANNUAL REPORT
MARCH 31, 2004

[BEAR STEARNS LOGO]

BSF-R-016-14

                             THE BEAR STEARNS FUNDS

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                             LETTER TO SHAREHOLDERS

                                                                   April 8, 2004

Dear Shareholders:

We are pleased to present the annual report to shareholders of the Income Portfolio and High Yield Total Return Portfolio ("High Yield Portfolio") of The Bear Stearns Funds for the fiscal year ended March 31, 2004. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

INCOME PORTFOLIO

The Income Portfolio's fiscal year was, by many measures, a favorable one for the fixed income markets, and especially for lower quality corporate bonds. The Federal Reserve kept short-term interest rates at their lowest level in 45 years, and inflation remained muted. Stronger corporate earnings propelled a rising stock market, and improving consumer confidence following the end of the war with Iraq led to a decline in corporate yield spreads over Treasuries. Default rates declined, and corporate credit profiles improved. Throughout the year, the lowest-rated securities experienced the best performance as investors sought yield.

Though interest rates began and ended the period at approximately the same level, yields experienced rollercoaster-like volatility during the year. Treasury yields fell to historical lows in the weeks leading up to the first attacks on Iraq, then climbed once it became apparent that full scale hostilities would be short lived. Through the summer months, yields for spread products* increased steadily as the economy began to show signs of improvement. Toward year end, rates declined again, and then remained stable for the rest of the fiscal year.

The Income Portfolio outperformed the Lehman Intermediate Government/Credit Index(1) benchmark due to its allocations to investment grade and high yield corporate bonds. Prior to the start of the fiscal year, both sectors had experienced precipitous price declines due to the high premiums placed on risk during the recession. As the fiscal year progressed, however, these securities benefited from the turnaround in the U.S. economy. Companies used improving cash flows to continue to pay off debt. Yield spreads narrowed significantly due to improvements in the outlook for corporate earnings and an increase in demand for higher-yielding securities. The high yield sector, in particular, posted impressive results.

By contrast, our investments in the mortgage-backed sector detracted from performance due to high levels of interest rate volatility, and hence, prepayment uncertainty. In response to the rise in prepayment uncertainty, we reduced the Income Portfolio's mortgage-backed exposure throughout the year. In addition, when we did invest in the sector, we focused on structured securities that were not as vulnerable to prepayment risk, such as collateralized mortgage obligations and commercial mortgage-backed securities.

At the time of this writing, jobs growth appeared to be the only factor missing from the U.S. economic recovery. But while a lack of job creation is bad news for the economy, it is good news for the bond markets since the Fed will be unlikely to raise interest rates until job growth materializes and is sustained. In the months ahead, we expect interest rates to remain stable as long as inflation and job creation remain subdued. Though it is unlikely to repeat its record returns of last year, we expect the corporate sector to continue to lead the fixed income markets.

HIGH YIELD TOTAL RETURN PORTFOLIO**

The high yield market posted its second strongest year of performance during the High Yield Portfolio's fiscal year, trailing only 1991. During the year, the market's favorable supply and demand characteristics attracted investors to all levels of the credit spectrum. Default rates crept lower as companies that might otherwise have faced liquidity crunches were able to secure financing. Historically low interest rates meant easy access to capital for even the least creditworthy of issuers. As a result, new supply for the year included a sizeable portion of low-rated credits.

Every sector of the high yield market generated positive returns for the fiscal year, with the one exception of textiles. Other sectors that underperformed, albeit with positive returns, included brokerage firms, railroads, and metals. By contrast, several more volatile, lower-quality sectors rebounded strongly. In particular, electric utility issuers posted the strongest returns for the year. Although utilities' fundamental operating concerns did not abate, many companies were able to achieve temporary relief from balance sheet amortization issues by demonstrating their ease of access to capital. The High Yield Portfolio's modest weighting in the sector contributed positively to performance. Other outperforming sectors for the High Yield Portfolio included financial services, cable, and wireless telecommunications.

The high yield market's exceptional returns for the year were driven almost entirely by lower-rated credits, as investors showed an increasing willingness to take on risk in exchange for higher yields. Such risk-taking was rewarded, as credits rated Caa and lower outperformed higher-rated credits by a ratio of more than two to one.

For the High Yield Portfolio, we stayed true to our conservative investment philosophy, which has helped generate above average performance in prior periods. Our underperformance versus both the Lehman High Yield Index(2) and Lipper High Yield Bond Fund Index(3) was largely due to our underweighted allocation to credits rated Caa and lower. While the High Yield Portfolio's largest allocations were in stable, single-B credits, we made several calculated investments in lower-quality issues. Conversely, our overweighted positions in three defensive sectors -- health care, energy, and gaming -- detracted from performance as these sectors posted solid, yet below benchmark returns.

During the year, the flow of funds into the high yield market was strong, including several weeks where inflows exceeded $1 billion. In such an environment, the pace of new issuance was often unable to keep up with demand. With investors scrambling to put cash to work, almost any new issue was welcomed, regardless of the issuing company's credit profile or the structure of the deal. As the year progressed, bonds rated Caa- and lower became an increasingly larger part of new issuance, reaching 18% of total new issuance in the final quarter of the year.

Sincerely,


/s/ Barry Sommers
Barry Sommers
President
The Bear Stearns Funds

----------
* The term "spread products" refers to fixed income securities that trade at a yield spread over U.S. Treasuries, and typically refers to corporate bonds, asset-backed securities, mortgage-backed securities, and U.S. government agency issues.
** Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
(1) The Lehman Intermediate Government/Credit Index does not take into account the effect of investment management fees, transaction costs and other expenses. You cannot invest directly into an index.
(2) The Lehman High Yield Index does not take into account management fees, transactions costs and other expenses. You cannot invest directly into an index.
(3) The Lipper High Yield Bond Fund Index does not take into account management fees, transactions costs and other expenses. You cannot invest directly into an index.

Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and agreed to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. On the accompanying line charts and total return tables found on pages 3 and 4, the returns of each portfolio assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on each portfolios' investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on each portfolio could be materially different from those projected, anticipated or implied. The portfolios have no obligation to update or revise forward-looking statements.

                                INCOME PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                CLASS A AND C SHARES(1)(2)(5) VS. VARIOUS INDICES

                   CLASS A SHARES    CLASS C SHARES  LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX   LIPPER A RATED BOND FUND INDEX
Apr 5, 95              $  9,550         $ 10,000                      $ 10,000                                  $ 10,000
Sep 30, 95             $ 10,145         $ 10,602                      $ 10,628                                  $ 10,884
Mar 31, 96             $ 10,365         $ 10,811                      $ 10,909                                  $ 11,114
Sep 30, 96             $ 10,575         $ 11,009                      $ 11,173                                  $ 11,346
Mar 31, 97             $ 10,822         $ 11,244                      $ 11,433                                  $ 11,625
Sep 30, 97             $ 11,572         $ 11,998                      $ 12,088                                  $ 12,500
Mar 31, 98             $ 11,841         $ 12,243                      $ 12,539                                  $ 13,035
Sep 30, 98             $ 12,504         $ 12,887                      $ 13,350                                  $ 13,776
Mar 31, 99             $ 12,525         $ 12,858                      $ 13,364                                  $ 13,692
Sep 30, 99             $ 12,432         $ 12,720                      $ 13,433                                  $ 13,546
Mar 31, 2000           $ 12,623         $ 12,887                      $ 13,642                                  $ 13,812
Sep 30, 2000           $ 13,109         $ 13,340                      $ 14,273                                  $ 14,333
Mar 31, 2001           $ 13,971         $ 14,170                      $ 15,302                                  $ 15,374
Sep 30, 2001           $ 14,593         $ 14,750                      $ 16,113                                  $ 16,040
Mar 31, 2002           $ 14,514         $ 14,619                      $ 16,091                                  $ 16,038
Sep 30, 2002           $ 15,482         $ 15,543                      $ 17,418                                  $ 17,182
Mar 31, 2003           $ 15,973         $ 15,984                      $ 17,979                                  $ 17,721
Sep 30, 2003           $ 16,359         $ 16,308                      $ 18,464                                  $ 18,229
Mar 31, 2004           $ 16,810         $ 16,714                      $ 18,933                                  $ 18,788

Past performance is not predictive of future performance.

                                                         TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                                        -------------------------------------------------
                                                                          5-YEAR         SINCE INCEPTION
                                                        ONE YEAR      AVERAGE ANNUAL    AVERAGE ANNUAL(7)
                                                        --------      --------------    -----------------
     Income Portfolio(2)
         Class A shares(5)                                0.50%            5.08%              5.93%
         Class B shares(4)                               (0.49)            5.03               5.16
         Class C shares(6)                                3.57             5.39               5.88
         Class Y shares(3)                                5.61             6.40               6.50
     Lehman Intermediate Government/Credit Index(1)       5.30             7.22               7.36
     Lipper A Rated Bond Fund Index(1)                    6.02             6.53               7.26

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Income Portfolio and reflects all portfolio expenses. Investors should note that the Income Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices corresponds to the performance of Class A and C shares.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and agreed to reimburse a portion of the Income Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which September 8, 1995, was the initial public offering date) are higher than Class A, B and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.
(4) Assuming no redemption of shares at the end of the period, the returns of Class B shares (for which February 2, 1998, was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares. Total returns reflect the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 4.49%, 5.35% and 5.16%, respectively, for each period shown.
(5) Reflects the initial maximum sales charge of 4.50%. Without the applicable sales charge, the total returns would have been 5.24%, 6.05% and 6.48%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 4.57%.
(7) Inception dates: Class A and C shares commenced on April 5, 1995, Class B shares commenced on February 2, 1998 and Class Y shares commenced on September 8, 1995.

                        HIGH YIELD TOTAL RETURN PORTFOLIO

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(4)(5) VS. VARIOUS INDICES

                 CLASS A SHARES   CLASS B SHARES    CLASS C SHARES     LEHMAN HIGH YIELD INDEX    LIPPER HIGH YIELD BOND FUND INDEX
Jan 2, 98           $   9,550        $  10,000         $  10,000             $  10,000                      $  10,000
Mar 31, 98          $  10,338        $  10,809         $  10,809             $  10,336                      $  10,440
Sep 30, 98          $   9,778        $  10,188         $  10,188             $   9,974                      $   9,688
Mar 31, 99          $  10,176        $  10,568         $  10,568             $  10,375                      $  10,312
Sep 30, 99          $   9,929        $  10,275         $  10,275             $  10,263                      $  10,196
Mar 31, 2000        $   9,702        $  10,006         $  10,006             $  10,187                      $  10,311
Sep 30, 2000        $   9,613        $   9,885         $   9,885             $  10,362                      $  10,189
Mar 31, 2001        $   9,596        $   9,834         $   9,834             $  10,443                      $   9,776
Sep 30, 2001        $   9,242        $   9,439         $   9,439             $   9,773                      $   8,888
Mar 31, 2002        $   9,999        $  10,179         $  10,179             $  10,511                      $   9,394
Sep 30, 2002        $   9,643        $   9,798         $   9,797             $   9,548                      $   8,604
Mar 31, 2003        $  10,517        $  10,652         $  10,639             $  10,968                      $   9,693
Sep 30, 2003        $  11,568        $  11,662         $  11,650             $  12,411                      $  10,884
Mar 31, 2004        $  12,264        $  12,340         $  12,328             $  13,453                      $  11,752

Past performance is not predictive of future performance.

                                                         TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                                        -------------------------------------------------
                                                                          5-YEAR         SINCE INCEPTION
                                                        ONE YEAR      AVERAGE ANNUAL    AVERAGE ANNUAL(7)
                                                        --------      --------------    -----------------
     High Yield Total Return Portfolio(2)
          Class A shares(4)                               11.39%           2.82%               3.30%
          Class B shares(5)                               10.85            2.86                3.42
          Class C shares(6)                               14.88            3.11                3.40
          Class Y shares(3)                               17.01            N/A                10.07
     Lehman High Yield Index(1)                           22.66            5.33                4.85
     Lipper High Yield Bond Fund Index(1)                 21.25            2.65                2.62

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the High Yield Portfolio and reflects all portfolio expenses. Investors should note that the High Yield Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices corresponds to the performance of Class A, B and C shares.
(2) Bear Stearns Asset Management Inc. waived a portion of its advisory fee and agreed to reimburse a portion of the High Yield Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which July 11, 2001 was the initial public offering date) are higher than Class A, B and C shares due to the fact that there is no sales load, contingent deferred sales charge or 12b-1 fee charged to Class Y shares.
(4) Reflects the initial maximum sales charge of 4.50%. Without the applicable sales charge, the total returns would have been 16.62%, 3.78% and 4.07%, respectively, for each period shown.
(5) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total returns would have been 15.85%, 3.14% and 3.42%, respectively, for each period shown.
(6) Reflects the applicable contingent deferred sales charge. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 15.88%.
(7) Inception dates: Class A, B and C shares commenced on January 2, 1998 and Class Y shares commenced on July 11, 2001.

                                INCOME PORTFOLIO

                                 MARCH 31, 2004
                                   (UNAUDITED)

                       TOP TEN INDUSTRY/SECTOR WEIGHTINGS

                                                                                                 PERCENT OF
RANK   INDUSTRY/SECTOR                                                                           NET ASSETS
----   --------------------------------------------------------------------------------------    ----------
  1.   Asset-Backed Securities                                                                      20.26
  2.   Bank Holding Companies                                                                        6.88
  3.   U.S. Government Agency Obligations                                                            6.87
  4.   Mortgage-Backed Securities - Structured                                                       6.07
  5.   Personal Credit Institutions                                                                  4.65
  6.   Mortgage-Backed Securities - Pass-Through                                                     4.37
  7.   Motor Vehicles & Car Bodies                                                                   3.51
  8.   Telephone Communications                                                                      3.49
  9.   Electric & Other Services Combined                                                            3.07
 10.   Finance Services                                                                              2.90

                                TOP TEN HOLDINGS*

                                                                                                 PERCENT OF
RANK   HOLDINGS                                         INDUSTRY/SECTOR                          NET ASSETS
----   -------------------------------------------      -------------------------------------    ----------
  1.   Fannie Mae                                       Mortgage-Backed Securities                   4.12
  2.   Fannie Mae                                       U.S. Government Agency Obligations           3.68
  3.   Federal Home Loan Bank                           U.S. Government Agency Obligations           3.19
  4.   AmeriCredit Automobile Receivables Trust         Asset-Backed Securities                      2.89
  5.   Residential Asset Mortgage Products, Inc.        Asset-Backed Securities                      2.39
  6.   Tyco International Group S.A.                    Conglomerates                                2.13
  7.   Block Mortgage Finance Inc.                      Asset-Backed Securities                      1.93
  8.   Capital One Bank                                 Personal Credit Institutions                 1.78
  9.   Wal-Mart Stores, Inc.                            General Merchandise Stores                   1.68
 10.   CIT Group Home Equity Loan Trust                 Asset-Backed Securities                      1.65

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. The portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                        HIGH YIELD TOTAL RETURN PORTFOLIO

                                 MARCH 31, 2004
                                   (UNAUDITED)

                           TOP TEN INDUSTRY WEIGHTINGS

                                                                                                           PERCENT OF
RANK   INDUSTRY                                                                                            NET ASSETS
----   ---------------------------------------------------------------------------------------------       ----------
  1.   Publishing                                                                                              8.44
  2.   Health Care                                                                                             8.06
  3.   Oil & Gas                                                                                               6.97
  4.   Hotels/Motels/Casinos                                                                                   5.73
  5.   Aerospace & Defense                                                                                     5.64
  6.   Leisure                                                                                                 4.94
  7.   Chemicals/Plastics                                                                                      4.88
  8.   Electronic Components                                                                                   4.79
  9.   Surface Transportation                                                                                  4.47
 10.   Building/Development                                                                                    4.04

                                TOP TEN HOLDINGS*

                                                                                                           PERCENT OF
RANK   HOLDINGS                                                             INDUSTRY                       NET ASSETS
----   ----------------------------------------------------------------     ------------------------       ----------
  1.   Universal City Development Partners, Ltd. and UCDP Finance, Inc.     Leisure                            1.80
  2.   American Seafoods Group LLC and American Seafoods, Inc.              Food Products                      1.77
  3.   Case New Holland Inc.                                                Farming/Agriculture                1.75
  4.   R.H. Donnelley Finance Corp. I                                       Publishing                         1.69
  5.   Sanmina-SCI Corp.                                                    Electronic Components              1.67
  6.   IMC Global Inc.                                                      Farming/Agriculture                1.61
  7.   Dex Media East LLC and Dex Media East Finance Co.                    Publishing                         1.56
  8.   SESI, L.L.C.                                                         Oil & Gas                          1.54
  9.   Dynegy Holdings Inc.                                                 Oil & Gas                          1.54
 10.   Mothers Work, Inc.                                                   Retailers                          1.52

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. The portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                                INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                                   INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS -- 97.90%

              ASSET-BACKED SECURITIES - 20.26%
$      1,298  AmeriCredit Automobile Receivables Trust, Series 2002-EM, Class A3A           2.970%     03/06/07    $     1,314,539
         300  AmeriCredit Automobile Receivables Trust, Series 2003-AM, Class A3A           2.370      06/06/07            302,225
       1,050  Block Mortgage Finance Inc., Series 1999-1, Class A4                          6.600      02/25/30          1,080,361
         350  Capital One Auto Finance Trust, Series 2003-B, Class A4                       3.180      09/15/10            357,157
         900  CIT Group Home Equity Loan Trust, Series 2002-1, Class AF4                    5.970      03/25/29            922,359
         490  Delta Funding Home Equity Loan Trust, Series 2000-2, Class A6F                7.970      08/15/30            509,354
         159  Fannie Mae, Whole Loan, Series 2002-W2, Class AF3                             5.127      02/25/30            159,533
         675  Greenwich Capital Commercial Funding Corp., Series 2003-C2, Class A2          4.022      01/05/36            694,149
         475  GS Auto Loan Trust, Series 2004-1, Class A4                                   2.650      05/16/11            478,091
         573  Mitsubishi Motors Credit of America, Inc., Automobile Trust,
                Series 2002-2, Class A3                                                     3.670      07/17/06            577,102
         875  Navistar International Corp., Owner Trust, Series 2003-A, Class A4            2.240      11/15/09            876,294
         750  Onyx Acceptance Auto Trust, Series 2003-D, Class A4                           3.200      03/15/10            767,125
         750  Residential Asset Mortgage Products, Inc., Series 2003-RS5, Class AI2         2.130      06/25/24            752,052
         575  Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A2          3.180      03/25/27            586,282
         675  Triad Auto Receivables Owner Trust, Series 2002-A, Class A4                   3.240      08/12/09            692,765
         500  WFS Financial Owner Trust, Series 2004-1, Class A4                            2.810      08/22/11            504,543
         750  Whole Auto Loan Trust, Series 2003-1, Class A3A                               1.840      10/15/06            753,723
                                                                                                                   ---------------
              Total Asset-Backed Securities (cost - $11,297,448)                                                        11,327,654
                                                                                                                   ---------------
              CORPORATE OBLIGATIONS - 60.33%
              ALUMINUM FOUNDRIES - 0.30%
         170  Newell Rubbermaid Inc., Notes                                                 4.000      05/01/10            169,308
                                                                                                                   ---------------
              BANK HOLDING COMPANIES - 6.88%
         670  Bank of America Corp., Unsecured Senior Notes                                 5.875      02/15/09            748,430
         800  Bank One Corp., Notes                                                         6.000      08/01/08            894,748
         400  J.P. Morgan Chase & Co., Senior Notes                                         4.000      02/01/08            415,994
         500  MBNA Corp., Notes                                                             4.625      09/15/08            523,063
         750  SunTrust Banks, Inc., Unsecured Senior Notes                                  6.250      06/01/08            842,656
         350  Washington Mutual Capital I, Subordinated Capital Income Securities,
                Company Guaranteed                                                          8.375      06/01/27            420,919
                                                                                                                   ---------------
                                                                                                                         3,845,810
                                                                                                                   ---------------
              BOTTLED & CANNED SOFT DRINKS - 1.62%
         800  Coca-Cola Enterprises, Inc., Unsecured Unsubordinated Notes                   6.125      08/15/11            907,622
                                                                                                                   ---------------
              BUILDING/DEVELOPMENT - 0.59%
         300  K. Hovnanian Enterprises, Inc., Senior Subordinated Notes,
                Company Guaranteed                                                          7.750      05/15/13            328,500
                                                                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
 AMOUNT                                                                                   INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              CABLE TELEVISION - 1.54%
$        375  Comcast Corp., Unsecured Senior Notes, Company Guaranteed                     5.850%     01/15/10    $       409,094
         155  Cox Communications, Inc., Unsecured Notes                                     3.875      10/01/08            157,363
         300  Rogers Cable Inc., Secured Notes*                                             5.500      03/15/14            292,875
                                                                                                                   ---------------
                                                                                                                           859,332
                                                                                                                   ---------------
              CIGARETTES - 0.39%
         200  Altria Group, Inc., Notes                                                     7.000      11/04/13            220,798
                                                                                                                   ---------------
              CONGLOMERATES - 2.13%
         455  Tyco International Group S.A., Unsecured Senior Yankee Bonds,
                Company Guaranteed (1)                                                      6.750      02/15/11            507,383
         625  Tyco International Group S.A., Unsecured Yankee Bonds,
                Company Guaranteed (1)                                                      6.125      11/01/08            680,653
                                                                                                                   ---------------
                                                                                                                         1,188,036
                                                                                                                   ---------------
              CONTAINERS - METAL/GLASS - 0.59%
         300  Owens-Brockway Glass Container Inc., Secured Senior Notes                     8.750      11/15/12            327,750
                                                                                                                   ---------------
              CRUDE PETROLEUM & NATURAL GAS - 1.41%
         700  BP Amoco plc, Notes                                                           5.900      04/15/09            789,374
                                                                                                                   ---------------
              DRILLING OIL & GAS WELLS - 0.93%
         455  Transocean Inc., Unsecured Notes                                              6.625      04/15/11            520,991
                                                                                                                   ---------------
              ELECTRIC & ELECTRONIC EQUIPMENT - 0.66%
         350  General Electric Co., Notes                                                   5.000      02/01/13            367,131
                                                                                                                   ---------------
              ELECTRIC & OTHER SERVICES COMBINED - 3.07%
         700  National Rural Utilities Cooperative Finance Corp., Collateral Trust Notes    4.375      10/01/10            724,786
         175  Pacific Gas & Electric Co., 1st Mortgage                                      4.200      03/01/11            175,536
         800  Peco Energy Co., 1st Mortgage                                                 3.500      05/01/08            816,724
                                                                                                                   ---------------
                                                                                                                         1,717,046
                                                                                                                   ---------------
              ELECTRIC SERVICES - 0.79%
         400  AES Corp. (The), Senior Secured Notes*                                        9.000      05/15/15            443,500
                                                                                                                   ---------------
              ELECTRONIC COMPONENTS - 1.53%
         400  Amkor Technology, Inc., Unsecured Senior Notes                                7.750      05/15/13            410,000
         400  Fairchild Semiconductor International, Inc., Unsecured Senior
                Subordinated Notes                                                         10.500      02/01/09            443,500
                                                                                                                   ---------------
                                                                                                                           853,500
                                                                                                                   ---------------
              EQUIPMENT LEASING - 0.42%
         250  United Rentals N.A. Inc., Senior Subordinated Notes*                          7.000      02/15/14            236,250
                                                                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
 AMOUNT                                                                                   INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              EQUIPMENT RENTAL & LEASING - 1.61%
$        820  International Lease Finance Corp., Notes                                      5.875%     05/01/13    $       898,181
                                                                                                                   ---------------
              FINANCE SERVICES - 2.90%
         260  Infinity Property & Casualty, Inc., Notes*                                    5.500      02/18/14            263,598
         800  Prudential Financial, Inc., Medium Term Senior Notes                          3.750      05/01/08            819,759
         450  Unilever Capital Corp., Notes, Company Guaranteed                             7.125      11/01/10            537,291
                                                                                                                   ---------------
                                                                                                                         1,620,648
                                                                                                                   ---------------
              FIRE, MARINE & CASUALTY INSURANCE - 1.24%
         650  Allstate Corp., Unsecured Senior Notes                                        7.875      05/01/05            694,021
                                                                                                                   ---------------
              GAS TRANSMISSION & DISTRIBUTION - 1.44%
         750  Consolidated Natural Gas Co., Unsecured Senior Unsubordinated Notes,
                Series B                                                                    5.375      11/01/06            804,893
                                                                                                                   ---------------
              GENERAL MEDICAL & SURGICAL HOSPITALS - 0.48%
         270  HCA Inc., Notes                                                               5.750      03/15/14            270,285
                                                                                                                   ---------------
              GENERAL MERCHANDISE STORES - 1.68%
         800  Wal-Mart Stores, Inc., Unsecured Senior Notes                                 6.875      08/10/09            939,934
                                                                                                                   ---------------
              GROCERY STORES - 1.01%
         530  Safeway, Inc., Unsecured Senior Notes                                         5.800      08/15/12            566,771
                                                                                                                   ---------------
              MEN'S & BOY'S SHIRTS - 0.47%
         250  Phillips-Van Heusen Corp., Senior Notes*                                      7.250      02/15/11            260,000
                                                                                                                   ---------------
              METAL CANS - 0.46%
         250  Silgan Holdings Inc., Senior Subordinated Notes                               6.750      11/15/13            258,750
                                                                                                                   ---------------
              MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS - 1.21%
         650  CIT Group, Inc., Senior Notes                                                 4.750      12/15/10            674,857
                                                                                                                   ---------------
              MOTION PICTURE & VIDEO PRODUCTION - 1.76%
         465  AOL Time Warner, Inc., Notes, Company Guaranteed                              6.750      04/15/11            528,061
         450  Liberty Media Corp., Notes                                                    3.500      09/25/06            458,562
                                                                                                                   ---------------
                                                                                                                           986,623
                                                                                                                   ---------------
              MOTOR VEHICLES & CAR BODIES - 3.51%
         550  DaimlerChrysler N.A. Holdings, Notes                                          6.500      11/15/13            595,928
         610  Ford Motor Credit Co., Notes                                                  7.250      10/25/11            661,633
         650  General Motors Acceptance Corp., Notes                                        6.875      09/15/11            706,226
                                                                                                                   ---------------
                                                                                                                         1,963,784
                                                                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
  AMOUNT                                                                            INTEREST          MATURITY
 (000'S)                                                                             RATE(S)           DATE(S)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              NEWSPAPERS - 0.65%
$        350  MediaNews Group Inc., Senior Subordinated Notes*                       6.875%           10/01/13        $    361,375
                                                                                                                      ------------
              OIL & GAS - 0.48%
         250  Swift Energy Co., Unsecured Senior Subordinated Notes                 10.250            08/01/09             268,750
                                                                                                                      ------------
              PAPER MILLS - 0.71%
         350  International Paper Co., Unsecured Senior Notes                        6.750            09/01/11             398,603
                                                                                                                      ------------
              PERSONAL CREDIT INSTITUTIONS - 4.65%
         935  Capital One Bank, Notes                                            4.250 - 5.750   12/01/08 - 09/15/10       992,673
         690  General Electric Capital Corp., Medium Term Notes, Series A            6.875            11/15/10             811,091
         700  Household Finance Corp., Notes                                         6.375            11/27/12             793,445
                                                                                                                      ------------
                                                                                                                         2,597,209
                                                                                                                      ------------
              PHARMACEUTICAL PREPARATIONS - 1.55%
         825  Wyeth, Notes                                                           5.500            03/15/13             867,490
                                                                                                                      ------------
              PRINTING & PUBLISHING - 0.37%
         200  Reader's Digest Association, Inc. (The), Unsecured Senior Notes*       6.500            03/01/11             207,000
                                                                                                                      ------------
              PUBLISHING - 1.34%
         400  Dex Media East LLC & Dex Media East Finance Co., Unsecured
                Senior Notes, Series B, Company Guaranteed                           9.875            11/15/09             452,000
         250  R.H. Donnelley Finance Corp. I, Unsecured Senior Subordinated
                Notes, Company Guaranteed*                                          10.875            12/15/12             299,375
                                                                                                                      ------------
                                                                                                                           751,375
                                                                                                                      ------------
              REAL ESTATE - 1.10%
         300  Intrawest Corp., Unsecured Senior Notes, Company Guaranteed (2)        7.500            10/15/13             311,250
         300  iStar Financial Inc., Unsecured Senior Notes*                          4.875            01/15/09             304,500
                                                                                                                      ------------
                                                                                                                           615,750
                                                                                                                      ------------
              REAL ESTATE INVESTMENT TRUST - 1.09%
         600  Duke Realty Corp., Notes                                               3.350            01/15/08             609,110
                                                                                                                      ------------
              REFRIGERATION & HEATING EQUIPMENT - 0.48%
         250  Manitowoc Co., Inc. (The), Unsecured Senior Notes,
                Company Guaranteed                                                   7.125            11/01/13             267,500
                                                                                                                      ------------
              REFUSE SYSTEMS - 0.79%
         400  Allied Waste North America, Inc., Senior Notes                         7.875            04/15/13             439,000
                                                                                                                      ------------
              RETAILERS - 0.63%
         300  J.C. Penney Co., Inc., Unsecured Notes                                 8.000            03/01/10             353,250
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
  AMOUNT                                                                            INTEREST          MATURITY
 (000'S)                                                                             RATE(S)           DATE(S)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              SECURITY BROKERS & DEALERS - 0.53%
$        300  Morgan Stanley, Subordinated Notes                                     4.750%           04/01/14        $    295,661
                                                                                                                      ------------
              SHIPBUILDING & REPAIRING - 0.44%
         250  Ship Finance International Ltd., Unsecured Senior Notes*(3)            8.500            12/15/13             246,250
                                                                                                                      ------------
              SURGICAL & MEDICAL INSTRUMENTS - 0.48%
         250  ALARIS Medical, Inc., Senior Subordinated Notes                        7.250            07/01/11             265,625
                                                                                                                      ------------
              TELEGRAPH COMMUNICATIONS - 0.93%
         500  Level 3 Communications Corp., Senior Subordinated Notes,
                Company Guaranteed                                                   6.125            07/15/13             518,750
                                                                                                                      ------------
              TELEPHONE COMMUNICATIONS - 3.49%
         275  Cingular Wireless LLC, Unsecured Senior Notes                          5.625            12/15/06             297,037
         350  Sprint Capital Corp., Notes, Company Guaranteed                        6.375            05/01/09             390,510
         320  TELUS Corp., Notes                                                     8.000            06/01/11             386,125
         770  Verizon New York, Inc., Unsecured Senior Debentures, Series A          6.875            04/01/12             877,778
                                                                                                                      ------------
                                                                                                                         1,951,450
                                                                                                                      ------------
              Total Corporate Obligations (cost - $32,521,514)                                                          33,727,846
                                                                                                                      ------------
              MORTGAGE-BACKED SECURITIES - 10.44%
              PASS-THROUGH - 4.37%
         563  Comm 2000-C1, Commercial Mortgage Pass-Through Certificates,
                Class A1                                                             7.206            08/15/33             613,748
       1,458  Fannie Mae, TBA                                                    4.500 - 5.000   02/01/18 - 10/01/18     1,493,838
         323  Federal Gold Home Loan Mortgage Corp., Pool #G01477                    6.000            12/01/32             335,432
                                                                                                                      ------------
                                                                                                                         2,443,018
                                                                                                                      ------------
              STRUCTURED - 6.07%
         800  Fannie Mae, Series 2003-33, Class PB                                   4.000            02/25/22             807,739
         654  JP Morgan Commercial Mortgage Finance Corp., Series 1998-C6,
                Class A2                                                             6.533            01/15/30             688,237
         575  Lehman Large Loan, Series 1997-LL1, Class A3                           6.900            03/12/07             638,651
         599  Mortgage Capital Funding, Inc., Series 1997-MC1, Class A3              7.288            07/20/27             641,454
         547  PNC Mortgage Acceptance Corp., Series 2000-C1, Class A1                7.520            07/15/08             615,113
                                                                                                                      ------------
                                                                                                                         3,391,194
                                                                                                                      ------------
              Total Mortgage-Backed Securities (cost - $5,800,072)                                                       5,834,212
                                                                                                                      ------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.87%
              FANNIE MAE - 3.68%
       1,870  Unsecured Notes                                                    5.250 - 5.375   01/15/09 - 11/15/11     2,056,244
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
 AMOUNT                                                                                   INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              FEDERAL HOME LOAN BANK - 3.19%
$      1,725  Unsecured Bonds, Series 7Y07                                                  3.500%     11/15/07    $     1,780,267
                                                                                                                   ---------------
              Total U.S. Government Agency Obligations (cost - $3,746,520)                                               3,836,511
                                                                                                                   ---------------
              Total Long-Term Debt Investments
                (cost - $53,365,554)                                                                                    54,726,223
                                                                                                                   ---------------

SHARES
------------
              SHORT-TERM INVESTMENTS -- 4.59%

              INVESTMENT COMPANY - 0.12%
67,001        Federated Government Obligations Fund**                                       0.900         --                67,001
                                                                                                                   ---------------

PRINCIPAL
 AMOUNT
 (000'S)
------------
              U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 4.47%
$      2,500  Freddie Mac, Discount Notes (4)                                               0.990      04/01/04          2,500,000
                                                                                                                   ---------------
              Total Short-Term Investments (cost - $2,567,001)                                                           2,567,001
                                                                                                                   ---------------
              Total Investments -- 102.49% (cost - $55,932,555)                                                         57,293,224
              Liabilities in excess of other assets -- (2.49)%                                                          (1,389,787)
                                                                                                                   ---------------
              Net Assets -- 100.00%                                                                                $    55,903,437
                                                                                                                   ===============

----------
* SEC Rule 144A security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board of Trustees.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.
(1)  Domiciled in Luxembourg.
(2)  Domiciled in Canada.
(3)  Domiciled in Bermuda.
(4) All or a portion of which was segregated as collateral for TBA securities. TBA To Be Announced.

The accompanying notes are an integral part of the financial statements.

                        HIGH YIELD TOTAL RETURN PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                                   INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS -- 95.22%

              UNITED STATES - 85.90%
              AEROSPACE & DEFENSE - 5.64%
$      1,600  Armor Holdings, Inc., Senior Subordinated Notes                               8.250%     08/15/13    $     1,780,000
       1,500  DRS Technologies, Inc., Unsecured Senior Subordinated Notes                   6.875      11/01/13          1,567,500
       2,000  L-3 Communications Corp., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                          6.125      07/15/13          2,075,000
       2,500  TD Funding Corp., Senior Subordinated Notes, Company Guaranteed               8.375      07/15/11          2,662,500
       2,800  Vought Aircraft Industries, Inc., Senior Notes*                               8.000      07/15/11          2,912,000
                                                                                                                   ---------------
                                                                                                                        10,997,000
                                                                                                                   ---------------
              AUTOMOTIVE - 2.37%
       1,000  Collins & Aikman Products Co., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                         11.500      04/15/06            987,500
       1,875  Stoneridge, Inc., Unsecured Senior Notes, Company Guaranteed                 11.500      05/01/12          2,245,312
       1,200  Tenneco Automotive Inc., Secured Senior Notes, Series B                      10.250      07/15/13          1,386,000
                                                                                                                   ---------------
                                                                                                                         4,618,812
                                                                                                                   ---------------
              BUILDING/DEVELOPMENT - 2.71%
         500  K. Hovnanian Enterprises, Inc., Senior Subordinated Notes,
                Company Guaranteed                                                          7.750      05/15/13            547,500
       1,000  K. Hovnanian Enterprises, Inc., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                          8.875      04/01/12          1,135,000
       2,000  KB HOME, Senior Subordinated Notes                                            7.750      02/01/10          2,175,000
       1,250  WCI Communities, Inc., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                         10.625      02/15/11          1,418,750
                                                                                                                   ---------------
                                                                                                                         5,276,250
                                                                                                                   ---------------
              BUILDING MANAGEMENT - 0.87%
       1,500  CB Richard Ellis Services, Inc., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                         11.250      06/15/11          1,702,500
                                                                                                                   ---------------
              BUSINESS EQUIPMENT/SERVICES - 1.13%
       2,000  Buhrmann US, Inc., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                         12.250      11/01/09          2,210,000
                                                                                                                   ---------------
              CABLE TELEVISION - 3.65%
       2,750  Charter Communications Holdings II, Unsecured Senior Notes*                  10.250      09/15/10          2,846,250
       2,000  CSC Holdings, Inc., Unsecured Senior Notes, Series B                          7.625      04/01/11          2,120,000
       2,000  Insight Midwest, L.P. and Insight Capital, Inc., Senior Notes*               10.500      11/01/10          2,160,000
                                                                                                                   ---------------
                                                                                                                         7,126,250
                                                                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
  AMOUNT                                                                             INTEREST          MATURITY
 (000'S)                                                                              RATE(S)           DATE(S)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              CHEMICALS/PLASTICS - 3.47%
$      2,000  Equistar Chemicals, LP and Equistar Funding Corp., Unsecured
                Senior Notes                                                          10.625%           05/01/11        $  2,165,000
       1,750  Huntsman International LLC, Unsecured Senior Notes,
                Company Guaranteed                                                     9.875            03/01/09           1,933,750
       2,400  Westlake Chemical Corp., Senior Notes, Company Guaranteed                8.750            07/15/11           2,664,000
                                                                                                                        ------------
                                                                                                                           6,762,750
                                                                                                                        ------------
              CLOTHING/TEXTILES - 1.00%
       1,663  William Carter Co. (The), Unsecured Senior Subordinated Notes,
                Series B, Company Guaranteed                                          10.875            08/15/11           1,941,553
                                                                                                                        ------------
              CONTAINERS - METAL/GLASS - 1.62%
       1,000  Owens-Brockway Glass Container Inc., Secured Senior Notes                8.750            11/15/12           1,092,500
       2,000  Silgan Holdings Inc., Senior Subordinated Notes                          6.750            11/15/13           2,070,000
                                                                                                                        ------------
                                                                                                                           3,162,500
                                                                                                                        ------------
              ELECTRONIC COMPONENTS - 3.66%
       1,500  Amkor Technology, Inc., Senior Notes*                                    7.125            03/15/11           1,507,500
       1,950  ON Semiconductor Corp. and Semiconductor Components Industries,
                LLC, Secured Senior Notes, Company Guaranteed                         13.000            05/15/08           2,369,250
       2,750  Sanmina-SCI Corp., Secured Senior Notes, Company Guaranteed             10.375            01/15/10           3,258,750
                                                                                                                        ------------
                                                                                                                           7,135,500
                                                                                                                        ------------
              EQUIPMENT LEASING - 0.99%
       2,000  United Rentals N.A. Inc., Senior Subordinated Notes*                 7.000 - 7.750   11/15/13 - 02/15/14     1,925,000
                                                                                                                        ------------
              FARMING/AGRICULTURE - 3.36%
       3,000  Case New Holland Inc., Senior Notes*                                     9.250            08/01/11           3,405,000
       2,500  IMC Global Inc., Senior Notes                                           10.875            08/01/13           3,143,750
                                                                                                                        ------------
                                                                                                                           6,548,750
                                                                                                                        ------------
              FINANCE SERVICES - 0.98%
       1,750  Dollar Financial Group, Inc., Senior Notes, Company Guaranteed           9.750            11/15/11           1,907,500
                                                                                                                        ------------
              FOOD PRODUCTS - 2.75%
       2,875  American Seafoods Group LLC and American Seafoods, Inc.,
                Unsecured Senior Subordinated Notes, Company Guaranteed               10.125            04/15/10           3,450,000
       1,800  Pinnacle Foods Holding, Senior Subordinated Notes*                       8.250            12/01/13           1,921,500
                                                                                                                        ------------
                                                                                                                           5,371,500
                                                                                                                        ------------
              FOOD SERVICES - 1.99%
       2,339  Carrols Corp., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                     9.500            12/01/08           2,356,542
       1,500  Real Mex Restaurants Inc., Secured Senior Notes*                        10.000            04/01/10           1,518,750
                                                                                                                        ------------
                                                                                                                           3,875,292
                                                                                                                        ------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
  AMOUNT                                                                            INTEREST          MATURITY
 (000'S)                                                                             RATE(S)           DATE(S)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              FOREST PRODUCTS - 0.51%
$      1,000  Cellu Tissue Holdings, Secured Senior Notes*                           9.750%           03/15/10        $    990,000
                                                                                                                      ------------
              HEALTH CARE - 8.06%
       1,250  ALARIS Medical, Inc., Senior Subordinated Notes                        7.250            07/01/11           1,328,125
       1,600  AmeriPath, Inc., Unsecured Senior Notes, Company Guaranteed           10.500            04/01/13           1,640,000
         900  AmeriPath, Inc., Unsecured Senior Subordinated Notes*                 10.500            04/01/13             922,500
       2,250  InSight Health Services Corp., Unsecured Senior Subordinated
                Notes, Series B, Company Guaranteed                                  9.875            11/01/11           2,266,875
         750  Inverness Medical Innovations, Inc., Senior Subordinated Notes*        8.750            02/15/12             765,000
       2,500  Medex, Inc., Senior Subordinated Notes*                                8.875            05/15/13           2,731,250
       2,500  NDCHealth Corp., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                  10.500            12/01/12           2,887,500
       1,750  Pharma Intermediate, Senior Discount Notes*(1)                        11.500            04/01/14           1,010,625
       2,000  Select Medical Corp., Senior Subordinated Notes                        7.500            08/01/13           2,165,000
                                                                                                                      ------------
                                                                                                                        15,716,875
                                                                                                                      ------------
              HOMEBUILDERS - 0.67%
       1,250  William Lyon Homes, Inc., Senior Notes*                                7.500            02/15/14           1,306,250
                                                                                                                      ------------
              HOTELS/MOTELS/CASINOS - 5.73%
       2,750  HMH Properties, Inc., Secured Senior Notes, Series B,
                Company Guaranteed                                                   7.875            08/01/08           2,870,313
       1,000  Penn National Gaming, Inc., Senior Subordinated Notes*                 6.875            12/01/11           1,020,000
       1,500  Poster Financial Group Inc., Secured Notes*                            8.750            12/01/11           1,582,500
       2,500  Station Casinos, Inc., Senior Subordinated Notes*                  6.500 - 6.875   02/01/14 - 03/01/16     2,553,125
       1,500  Turning Stone Casino Resort Enterprise, Senior Notes*                  9.125            12/15/10           1,631,250
       1,250  Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp.,
                Unsecured Second Mortgage Notes                                     12.000            11/01/10           1,512,500
                                                                                                                      ------------
                                                                                                                        11,169,688
                                                                                                                      ------------
              INDUSTRIAL EQUIPMENT - 1.25%
       2,250  SPX Corp., Unsecured Senior Notes                                      7.500            01/01/13           2,441,250
                                                                                                                      ------------
              LEISURE - 4.94%
       1,500  AMC Entertainment Inc., Senior Subordinated Notes*                     8.000            03/01/14           1,496,250
       1,250  Bally Total Fitness Holding Corp., Unsecured Senior Subordinated
                Notes, Series D                                                      9.875            10/15/07           1,031,250
       1,700  Samsonite Corp., Unsecured Senior Subordinated Notes                  10.750            06/15/08           1,780,750
       3,000  Universal City Development Partners, Ltd. and UCDP Finance, Inc.,
                Senior Notes                                                        11.750            04/01/10           3,506,250
       1,800  Vail Resorts, Inc., Senior Subordinated Notes*                         6.750            02/15/14           1,813,500
                                                                                                                      ------------
                                                                                                                         9,628,000
                                                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
  AMOUNT                                                                                  INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              NON-FERROUS METALS - 2.15%
$      1,900  Compass Minerals Group, Inc., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                         10.000%     08/15/11    $     2,166,000
       2,000  Peabody Energy Corp., Senior Notes                                            5.875      04/15/16          2,025,000
                                                                                                                   ---------------
                                                                                                                         4,191,000
                                                                                                                   ---------------
              OIL & GAS - 4.79%
       2,750  Dynegy Holdings Inc., Secured Notes*                                          9.875      07/15/10          3,004,375
       2,750  SESI, L.L.C., Unsecured Senior Notes, Company Guaranteed                      8.875      05/15/11          3,011,250
       1,500  Swift Energy Co., Unsecured Senior Subordinated Notes                        10.250      08/01/09          1,612,500
       1,600  TransMontaigne Inc., Senior Subordinated Notes*                               9.125      06/01/10          1,720,000
                                                                                                                   ---------------
                                                                                                                         9,348,125
                                                                                                                   ---------------
              PUBLISHING - 8.44%
       2,700  Dex Media East LLC and Dex Media East Finance Co.,
                Unsecured Senior Notes, Series B, Company Guaranteed                        9.875      11/15/09          3,051,000
       2,500  Dex Media West LLC and Dex Media West Finance Co.,
                Senior Subordinated Notes*                                                  9.875      08/15/13          2,787,500
       2,250  Mail-Well I Corp., Senior Subordinated Notes*                                 7.875      12/01/13          2,137,500
       2,600  MediaNews Group Inc., Senior Subordinated Notes*                              6.875      10/01/13          2,684,500
       2,500  PRIMEDIA Inc., Senior Notes*                                                  8.000      05/15/13          2,512,500
       2,750  R.H. Donnelley Finance Corp. I, Unsecured Senior Subordinated
                Notes, Company Guaranteed*                                                 10.875      12/15/12          3,293,125
                                                                                                                   ---------------
                                                                                                                        16,466,125
                                                                                                                   ---------------
              RADIO/TELEVISION - 0.88%
       1,500  LBI Media, Inc., Unsecured Senior Subordinated Notes,
                Company Guaranteed                                                         10.125      07/15/12          1,721,250
                                                                                                                   ---------------
              RAIL INDUSTRIES - 0.62%
       1,200  Trinity Industries, Inc., Senior Notes*                                       6.500      03/15/14          1,206,000
                                                                                                                   ---------------
              RETAILERS - 3.41%
       1,500  Jo-Ann Stores, Inc., Senior Subordinated Notes*                               7.500      03/01/12          1,533,750
       2,750  Mothers Work, Inc., Unsecured Senior Notes, Company Guaranteed               11.250      08/01/10          2,970,000
         500  Phillips-Van Heusen Corp., Senior Notes*                                      7.250      02/15/11            520,000
       1,500  Sonic Automotive, Inc., Unsecured Senior Subordinated Notes, Series B         8.625      08/15/13          1,635,000
                                                                                                                   ---------------
                                                                                                                         6,658,750
                                                                                                                   ---------------
              STEEL - 1.16%
       2,000  Jorgensen, Earle M. Co., Secured Notes                                        9.750      06/01/12          2,260,000
                                                                                                                   ---------------
              SURFACE TRANSPORTATION - 1.20%
       2,265  Accuride Corp., Unsecured Senior Subordinated Notes, Series B                 9.250      02/01/08          2,349,938
                                                                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
 AMOUNT                                                                                   INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              UTILITIES - 2.34%
$      2,500  AES Corp. (The), Unsecured Senior Notes                                       9.500%     06/01/09    $     2,725,000
       2,000  Calpine Corp., Secured Senior Notes*                                          8.750      07/15/13          1,840,000
                                                                                                                   ---------------
                                                                                                                         4,565,000
                                                                                                                   ---------------
              WIRELESS TELECOMMUNICATIONS - 3.56%
       1,500  Crown Castle International Corp., Senior Notes                                7.500      12/01/13          1,481,250
       2,000  Nextel Communications, Inc., Unsecured Senior Notes                           7.375      08/01/15          2,175,000
       1,500  Qwest Communications International Inc., Senior Notes*                        7.500      02/15/14          1,421,250
       1,600  Qwest Services Corp., Notes*                                                 13.500      12/15/10          1,868,000
                                                                                                                   ---------------
                                                                                                                         6,945,500
                                                                                                                   ---------------
              Total United States (cost - $157,325,298)**                                                              167,524,908
                                                                                                                   ---------------
              BERMUDA - 1.26%
              SURFACE TRANSPORTATION - 1.26%
       2,500  Ship Finance International Ltd., Unsecured Senior Notes*
                (cost - $2,500,000)                                                         8.500      12/15/13          2,462,500
                                                                                                                   ---------------
              CANADA - 2.74%
              BUILDING/DEVELOPMENT - 1.33%
       2,500  Intrawest Corp., Unsecured Senior Notes, Company Guaranteed                   7.500      10/15/13          2,593,750
                                                                                                                   ---------------
              CHEMICALS/PLASTICS - 1.41%
       2,500  Acetex Corp., Unsecured Senior Notes                                         10.875      08/01/09          2,750,000
                                                                                                                   ---------------
              Total Canada (cost - $5,080,418)                                                                           5,343,750
                                                                                                                   ---------------
              CAYMAN ISLANDS - 1.90%
              ELECTRONIC COMPONENTS - 1.13%
       2,000  Seagate Technology HDD Holdings, Unsecured Senior Notes,
                Company Guaranteed                                                          8.000      05/15/09          2,195,000
                                                                                                                   ---------------
              OIL & GAS - 0.77%
       1,500  Gemstone Investors Ltd., Unsecured Senior Notes, Company Guaranteed*          7.710      10/31/04          1,503,750
                                                                                                                   ---------------
              Total Cayman Islands (cost - $3,500,000)                                                                   3,698,750
                                                                                                                   ---------------
              MARSHALL ISLAND - 2.01%
              SURFACE TRANSPORTATION - 2.01%
       2,000  General Maritime Corp., Senior Notes                                         10.000      03/15/13          2,250,000
       1,600  OMI Corp., Unsecured Senior Notes                                             7.625      12/01/13          1,668,000
                                                                                                                   ---------------
              Total Marshall Island (cost - $3,671,364)                                                                  3,918,000
                                                                                                                   ---------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL
  AMOUNT                                                                                  INTEREST     MATURITY
 (000'S)                                                                                    RATE         DATE           VALUE
----------------------------------------------------------------------------------------------------------------------------------
              LONG-TERM DEBT INVESTMENTS (CONTINUED)

              NORWAY - 1.41%
              OIL & GAS - 1.41%
$      2,500  Petroleum Geo-Services ASA, Senior Notes (cost - $2,688,958)                 10.000%     11/05/10    $     2,743,750
                                                                                                                   ---------------
              Total Long-Term Debt Investments
                (cost - $174,766,038)                                                                                  185,691,658
                                                                                                                   ---------------

SHARES
------------
              EQUITY INVESTMENT -- 0.00%

              PREFERRED STOCK - UNITED STATES - 0.00%
              CLOTHING/TEXTILES - 0.00%

          51  Cluett American Corp., Senior Exchangeable Preferred Stock, Series B (2)
                (cost - $512)                                                              12.500        --                  1,033
                                                                                                                   ---------------
              SHORT-TERM INVESTMENTS -- 7.40%

              INVESTMENT COMPANY - 0.35%
     686,879  Federated Government Obligations Fund***                                      0.900        --                686,879
                                                                                                                   ---------------

PRINCIPAL
 AMOUNT
 (000'S)
------------
              U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 7.05%

$     13,750  Freddie Mac, Discount Notes                                                   0.990      04/01/04         13,750,000
                                                                                                                   ---------------
              Total Short-Term Investments (cost - $14,436,879)                                                         14,436,879
                                                                                                                   ---------------

              Total Investments -- 102.62% (cost - $189,203,429)                                                       200,129,570
              Securities Lending Collateral (3) -- 1.70%                                                                 3,314,600
              Liabilities in excess of other assets -- (4.32)%                                                          (8,424,478)
                                                                                                                   ---------------
              Net Assets -- 100.00%                                                                                $   195,019,692
                                                                                                                   ===============

----------
* SEC Rule 144A security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board of Trustees.
** Included in the cost is $8,750 relating to investments in 13 warrants of Imperial Credit Industry Corp. (expiring 01/31/08) and 250 warrants of Mpower Holding Corp. (expiring 10/01/04); with no market value, respectively.
*** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.
(1) Step-up bond; coupon rate is zero until step-up date. Step-up rate is provided.
(2) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.
(3)  Cash collateral invested in various money market mutual funds.

The accompanying notes are an integral part of the financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES
                                 MARCH 31, 2004

                                                                                                      HIGH YIELD
                                                                                      INCOME         TOTAL RETURN
                                                                                     PORTFOLIO         PORTFOLIO
                                                                                  ---------------   ---------------
ASSETS
   Investments, at value (cost - $55,932,555 and $189,203,429, respectively)      $    57,293,224   $   200,129,570
   Interest and dividends receivable                                                      668,180         4,285,216
   Collateral received for securities loaned                                                   --         3,314,600
   Receivable for investments sold                                                      1,848,375                --
   Receivable for Portfolio shares sold                                                     4,682             2,372
   Prepaid expenses                                                                        17,084            26,474
                                                                                  ---------------   ---------------
        Total assets                                                                   59,831,545       207,758,232
                                                                                  ---------------   ---------------
LIABILITIES
   Payable for Portfolio shares repurchased                                                90,523         8,498,178
   Payable upon return for securities loaned                                                   --         3,314,600
   Payable for investments purchased                                                    1,847,391                --
   Loan payable                                                                         1,800,000                --
   Distribution and service fees payable (Class A, B, and C shares)                        68,343           368,349
   Dividends payable                                                                       52,147           367,855
   Advisory fee payable                                                                    10,899            76,047
   Administration fee payable                                                               7,420            26,555
   Custodian fee payable                                                                    1,705             2,841
   Accrued expenses                                                                        49,680            84,115
                                                                                  ---------------   ---------------
        Total liabilities                                                               3,928,108        12,738,540
                                                                                  ---------------   ---------------
NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial interest
     authorized)                                                                            4,489            22,178
   Paid-in capital                                                                     54,219,798       220,300,485
   Accumulated net investment loss                                                        (26,210)               --
   Accumulated net realized gain/(loss) from investments                                  344,691       (36,229,112)
   Net unrealized appreciation on investments                                           1,360,669        10,926,141
                                                                                  ---------------   ---------------
        Net assets                                                                $    55,903,437   $   195,019,692
                                                                                  ===============   ===============
CLASS A
   Net assets                                                                     $    11,207,002   $    62,543,381
                                                                                  ---------------   ---------------
   Shares of beneficial interest outstanding                                              899,118         7,112,722
                                                                                  ---------------   ---------------
   Net asset value per share                                                      $         12.46   $          8.79
                                                                                  ===============   ===============
   Maximum offering price per share (net asset value plus sales charge of
     4.50%* of the offering price)                                                $         13.05   $          9.20
                                                                                  ===============   ===============
CLASS B
   Net assets                                                                     $    14,551,194   $    50,155,817
                                                                                  ---------------   ---------------
   Shares of beneficial interest outstanding                                            1,169,117         5,700,379
                                                                                  ---------------   ---------------
   Net asset value and offering price per share**                                 $         12.45   $          8.80
                                                                                  ===============   ===============
CLASS C
   Net assets                                                                     $     8,041,958   $    51,269,054
                                                                                  ---------------   ---------------
   Shares of beneficial interest outstanding                                              645,605         5,834,305
                                                                                  ---------------   ---------------
   Net asset value and offering price per share**                                 $         12.46   $          8.79
                                                                                  ===============   ===============
CLASS Y
   Net assets                                                                     $    22,103,283   $    31,051,440
                                                                                  ---------------   ---------------
   Shares of beneficial interest outstanding                                            1,774,843         3,530,145
                                                                                  ---------------   ---------------
   Net asset value, offering and redemption price per share                       $         12.45   $          8.80
                                                                                  ===============   ===============

----------
 *  On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                            STATEMENTS OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                                                                                      HIGH YIELD
                                                                                      INCOME         TOTAL RETURN
                                                                                     PORTFOLIO         PORTFOLIO
                                                                                  ---------------   ---------------
INVESTMENT INCOME
   Interest                                                                       $     3,141,664   $    18,750,007
   Dividends                                                                                7,720            48,832
   Securities lending income                                                                   --            41,503
                                                                                  ---------------   ---------------
                                                                                        3,149,384        18,840,342
                                                                                  ---------------   ---------------
EXPENSES
   Advisory fees                                                                          334,592         1,352,970
   Distribution and service fees - Class A                                                 70,633           293,753
   Distribution and service fees - Class B                                                170,168           504,492
   Distribution and service fees - Class C                                                 92,878           557,673
   Administration fees                                                                    111,532           338,245
   Transfer agent fees and expenses                                                       172,611           251,572
   Legal and auditing fees                                                                 70,144            77,110
   Accounting fees                                                                         26,024            78,924
   Federal and state registration fees                                                     51,663            53,207
   Reports and notices to shareholders                                                     17,998            39,000
   Custodian fees and expenses                                                             13,688            32,147
   Trustees' fees and expenses                                                             14,347            14,272
   Insurance expenses                                                                       7,155             7,044
   Other                                                                                    8,367             6,920
                                                                                  ---------------   ---------------
        Total expenses before waivers and related reimbursements, if any                1,161,800         3,607,329
        Less: waivers and related reimbursements, if any                                 (355,283)         (541,083)
                                                                                  ---------------   ---------------
        Total expenses after waivers and related reimbursements, if any                   806,517         3,066,246
                                                                                  ---------------   ---------------
   Net investment income                                                                2,342,867        15,774,096
                                                                                  ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments                                                   1,251,757        15,113,886
   Net change in unrealized appreciation on investments                                  (220,083)        3,271,498
                                                                                  ---------------   ---------------
   Net realized and unrealized gain on investments                                      1,031,674        18,385,384
                                                                                  ---------------   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $     3,374,541   $    34,159,480
                                                                                  ===============   ===============

The accompanying notes are an integral part of the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             INCOME                        HIGH YIELD TOTAL
                                                                            PORTFOLIO                      RETURN PORTFOLIO
                                                                  ------------------------------    ------------------------------
                                                                             FOR THE                           FOR THE
                                                                          FISCAL YEARS                      FISCAL YEARS
                                                                         ENDED MARCH 31,                    ENDED MARCH 31,
                                                                  ------------------------------    ------------------------------
                                                                       2004             2003             2004             2003
                                                                  -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                           $   2,342,867    $   2,096,420    $  15,774,096    $  13,203,181
  Net realized gain/(loss) from investments                           1,251,757        1,239,185       15,113,886       (9,773,653)
  Net change in unrealized appreciation/(depreciation)
    on investments                                                     (220,083)       2,049,098        3,271,498        5,790,271
                                                                  -------------    -------------    -------------    -------------
  Net increase in net assets resulting from operations                3,374,541        5,384,703       34,159,480        9,219,799
                                                                  -------------    -------------    -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                                     (729,132)        (621,839)      (6,115,990)      (6,054,300)
    Class B shares                                                     (504,165)        (447,104)      (3,327,470)      (2,692,060)
    Class C shares                                                     (274,799)        (293,523)      (3,683,630)      (2,685,695)
    Class Y shares                                                   (1,102,597)        (881,676)      (2,681,129)      (1,775,411)
                                                                  -------------    -------------    -------------    -------------
                                                                     (2,610,693)      (2,244,142)     (15,808,219)     (13,207,466)
                                                                  -------------    -------------    -------------    -------------
  Net realized capital gains
    Class A shares                                                     (317,155)         (44,489)              --               --
    Class B shares                                                     (289,913)         (38,437)              --               --
    Class C shares                                                     (156,249)         (25,707)              --               --
    Class Y shares                                                     (491,491)         (61,911)              --               --
                                                                  -------------    -------------    -------------    -------------
                                                                     (1,254,808)        (170,544)              --               --
                                                                  -------------    -------------    -------------    -------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                               26,957,939       67,589,024       85,015,497      102,263,758
  Cost of shares repurchased                                        (56,235,437)     (25,383,270)    (115,732,302)     (59,204,597)
  Shares issued in reinvestment of dividends and distributions        3,144,454        1,871,830        9,086,335        8,107,135
                                                                  -------------    -------------    -------------    -------------
  Net increase/(decrease) in net assets derived from shares of
    beneficial interest transactions                                (26,133,044)      44,077,584      (21,630,470)      51,166,296
                                                                  -------------    -------------    -------------    -------------
  Total increase/(decrease) in net assets                           (26,624,004)      47,047,601       (3,279,209)      47,178,629
NET ASSETS
  Beginning of year                                                  82,527,441       35,479,840      198,298,901      151,120,272
                                                                  -------------    -------------    -------------    -------------
  End of year                                                     $  55,903,437    $  82,527,441    $ 195,019,692    $ 198,298,901*
                                                                  =============    =============    =============    =============

----------
  * Includes undistributed net investment income of $34,123.

The accompanying notes are an integral part of the financial statements.

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

                                                         NET                         NET
                                                        ASSET                    REALIZED AND
                                                        VALUE,        NET         UNREALIZED
                                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON
                                                       OF YEAR    INCOME*(1)   INVESTMENTS*(2)
                                                     ----------   ----------   ---------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004           $    12.50   $     0.41   $          0.23
  For the fiscal year ended March 31, 2003                11.84         0.44              0.73
  For the fiscal year ended March 31, 2002                11.99         0.60             (0.15)
  For the fiscal year ended March 31, 2001                11.53         0.73              0.46
  For the fiscal year ended March 31, 2000                12.15         0.70             (0.62)
CLASS B
  For the fiscal year ended March 31, 2004                12.50         0.32              0.23
  For the fiscal year ended March 31, 2003                11.84         0.36              0.73
  For the fiscal year ended March 31, 2002                11.99         0.52             (0.15)
  For the fiscal year ended March 31, 2001                11.53         0.65              0.46
  For the fiscal year ended March 31, 2000                12.15         0.63             (0.62)
CLASS C
  For the fiscal year ended March 31, 2004                12.50         0.32              0.24
  For the fiscal year ended March 31, 2003                11.84         0.36              0.73
  For the fiscal year ended March 31, 2002                11.99         0.52             (0.15)
  For the fiscal year ended March 31, 2001                11.53         0.65              0.46
  For the fiscal year ended March 31, 2000                12.15         0.63             (0.62)
CLASS Y
  For the fiscal year ended March 31, 2004                12.49         0.45              0.23
  For the fiscal year ended March 31, 2003                11.84         0.48              0.72
  For the fiscal year ended March 31, 2002                11.99         0.64             (0.15)
  For the fiscal year ended March 31, 2001                11.53         0.77              0.46
  For the fiscal year ended March 31, 2000                12.15         0.74             (0.62)

                                                      DIVIDENDS    DISTRIBUTIONS
                                                      FROM NET        FROM NET
                                                     INVESTMENT       REALIZED
                                                       INCOME      CAPITAL GAINS
                                                     ----------   --------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004           $    (0.45)   $       (0.23)
  For the fiscal year ended March 31, 2003                (0.48)           (0.03)
  For the fiscal year ended March 31, 2002                (0.60)              --
  For the fiscal year ended March 31, 2001                (0.73)              --
  For the fiscal year ended March 31, 2000                (0.70)              --
CLASS B
  For the fiscal year ended March 31, 2004                (0.37)           (0.23)
  For the fiscal year ended March 31, 2003                (0.40)           (0.03)
  For the fiscal year ended March 31, 2002                (0.52)              --
  For the fiscal year ended March 31, 2001                (0.65)              --
  For the fiscal year ended March 31, 2000                (0.63)              --
CLASS C
  For the fiscal year ended March 31, 2004                (0.37)           (0.23)
  For the fiscal year ended March 31, 2003                (0.40)           (0.03)
  For the fiscal year ended March 31, 2002                (0.52)              --
  For the fiscal year ended March 31, 2001                (0.65)              --
  For the fiscal year ended March 31, 2000                (0.63)              --
CLASS Y
  For the fiscal year ended March 31, 2004                (0.49)           (0.23)
  For the fiscal year ended March 31, 2003                (0.52)           (0.03)
  For the fiscal year ended March 31, 2002                (0.64)              --
  For the fiscal year ended March 31, 2001                (0.77)              --
  For the fiscal year ended March 31, 2000                (0.74)              --

----------
  * Calculated based on average settled shares outstanding during the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                       NET
                                                      ASSET
                                                      VALUE,      TOTAL         NET ASSETS,            RATIO OF
                                                      END OF    INVESTMENT      END OF YEAR          EXPENSES TO
                                                       YEAR      RETURN(3)    (000'S OMITTED)   AVERAGE NET ASSETS(1)
                                                     --------   ----------    ---------------   ---------------------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004           $  12.46      5.24%      $        11,207             0.97%
  For the fiscal year ended March 31, 2003              12.50     10.05                23,594             0.80
  For the fiscal year ended March 31, 2002              11.84      3.86                 9,757             0.80
  For the fiscal year ended March 31, 2001              11.99     10.68                 8,316             0.80
  For the fiscal year ended March 31, 2000              11.53      0.77                 5,071             0.80
CLASS B
  For the fiscal year ended March 31, 2004              12.45      4.49                14,551             1.63
  For the fiscal year ended March 31, 2003              12.50      9.34                19,185             1.45
  For the fiscal year ended March 31, 2002              11.84      3.19                 6,773             1.45
  For the fiscal year ended March 31, 2001              11.99      9.96                 4,861             1.45
  For the fiscal year ended March 31, 2000              11.53      0.12                 2,027             1.45
CLASS C
  For the fiscal year ended March 31, 2004              12.46      4.57                 8,042             1.63
  For the fiscal year ended March 31, 2003              12.50      9.34                11,443             1.45
  For the fiscal year ended March 31, 2002              11.84      3.19                 6,066             1.45
  For the fiscal year ended March 31, 2001              11.99      9.96                 3,339             1.45
  For the fiscal year ended March 31, 2000              11.53      0.12                 1,971             1.45
CLASS Y
  For the fiscal year ended March 31, 2004              12.45      5.61                22,103             0.63
  For the fiscal year ended March 31, 2003              12.49     10.35                28,307             0.45
  For the fiscal year ended March 31, 2002              11.84      4.22                12,884             0.45
  For the fiscal year ended March 31, 2001              11.99     11.07                 8,321             0.45
  For the fiscal year ended March 31, 2000              11.53      1.13                 4,763             0.45

                                                                                 INCREASE/(DECREASE)
                                                                                    REFLECTED IN
                                                            RATIO OF              EXPENSE AND NET
                                                         NET INVESTMENT       INVESTMENT INCOME RATIOS    PORTFOLIO
                                                           INCOME TO             DUE TO WAIVERS AND        TURNOVER
                                                     AVERAGE NET ASSETS(1)     RELATED REIMBURSEMENTS        RATE
                                                     ---------------------    ------------------------    ----------
INCOME PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                     3.25%                    0.48%              103.91%
  For the fiscal year ended March 31, 2003                     3.58                     0.71               161.09
  For the fiscal year ended March 31, 2002                     4.99                     1.45               240.84
  For the fiscal year ended March 31, 2001                     6.22                     2.48               174.46
  For the fiscal year ended March 31, 2000                     5.99                     3.13               158.47
CLASS B
  For the fiscal year ended March 31, 2004                     2.61                     0.48               103.91
  For the fiscal year ended March 31, 2003                     2.91                     0.71               161.09
  For the fiscal year ended March 31, 2002                     4.27                     1.45               240.84
  For the fiscal year ended March 31, 2001                     5.55                     2.48               174.46
  For the fiscal year ended March 31, 2000                     5.34                     3.13               158.47
CLASS C
  For the fiscal year ended March 31, 2004                     2.61                     0.48               103.91
  For the fiscal year ended March 31, 2003                     2.95                     0.71               161.09
  For the fiscal year ended March 31, 2002                     4.27                     1.45               240.84
  For the fiscal year ended March 31, 2001                     5.55                     2.48               174.46
  For the fiscal year ended March 31, 2000                     5.33                     3.13               158.47
CLASS Y
  For the fiscal year ended March 31, 2004                     3.60                     0.48               103.91
  For the fiscal year ended March 31, 2003                     3.94                     0.71               161.09
  For the fiscal year ended March 31, 2002                     5.35                     1.45               240.84
  For the fiscal year ended March 31, 2001                     6.52                     2.48               174.46
  For the fiscal year ended March 31, 2000                     6.36                     3.13               158.47

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                         NET                        NET
                                                        ASSET                   REALIZED AND
                                                        VALUE,        NET        UNREALIZED
                                                      BEGINNING   INVESTMENT   GAIN/(LOSS) ON
                                                      OF PERIOD   INCOME*(1)   INVESTMENTS*(2)
                                                     ----------   ----------   ---------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004           $     8.10   $     0.62   $          0.69
  For the fiscal year ended March 31, 2003                 8.36         0.66             (0.26)
  For the fiscal year ended March 31, 2002                 8.74         0.72             (0.38)
  For the fiscal year ended March 31, 2001                 9.78         0.94             (1.04)
  For the fiscal year ended March 31, 2000                11.36         1.08             (1.58)
CLASS B
  For the fiscal year ended March 31, 2004                 8.11         0.56              0.70
  For the fiscal year ended March 31, 2003                 8.36         0.60             (0.24)
  For the fiscal year ended March 31, 2002                 8.74         0.67             (0.38)
  For the fiscal year ended March 31, 2001                 9.78         0.88             (1.04)
  For the fiscal year ended March 31, 2000                11.36         1.01             (1.58)
CLASS C
  For the fiscal year ended March 31, 2004                 8.10         0.56              0.70
  For the fiscal year ended March 31, 2003                 8.36         0.60             (0.25)
  For the fiscal year ended March 31, 2002                 8.74         0.67             (0.38)
  For the fiscal year ended March 31, 2001                 9.78         0.88             (1.04)
  For the fiscal year ended March 31, 2000                11.36         1.01             (1.58)
CLASS Y
  For the fiscal year ended March 31, 2004                 8.11         0.65              0.69
  For the fiscal year ended March 31, 2003                 8.36         0.68             (0.24)
  For the period July 11, 2001** through
    March 31, 2002                                         8.46         0.53             (0.10)

                                                     DIVIDENDS     DISTRIBUTIONS
                                                      FROM NET        FROM NET
                                                     INVESTMENT      REALIZED
                                                       INCOME      CAPITAL GAINS
                                                     ----------    -------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004           $    (0.62)              --
  For the fiscal year ended March 31, 2003                (0.66)              --
  For the fiscal year ended March 31, 2002                (0.72)              --
  For the fiscal year ended March 31, 2001                (0.94)              --
  For the fiscal year ended March 31, 2000                (1.08)              --
CLASS B
  For the fiscal year ended March 31, 2004                (0.57)              --
  For the fiscal year ended March 31, 2003                (0.61)              --
  For the fiscal year ended March 31, 2002                (0.67)              --
  For the fiscal year ended March 31, 2001                (0.88)              --
  For the fiscal year ended March 31, 2000                (1.01)              --
CLASS C
  For the fiscal year ended March 31, 2004                (0.57)              --
  For the fiscal year ended March 31, 2003                (0.61)              --
  For the fiscal year ended March 31, 2002                (0.67)              --
  For the fiscal year ended March 31, 2001                (0.88)              --
  For the fiscal year ended March 31, 2000                (1.01)              --
CLASS Y
  For the fiscal year ended March 31, 2004                (0.65)              --
  For the fiscal year ended March 31, 2003                (0.69)              --
  For the period July 11, 2001** through
    March 31, 2002                                        (0.53)              --

----------
  * Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
 **  Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                       NET
                                                      ASSET
                                                      VALUE,      TOTAL         NET ASSETS,           RATIO OF
                                                      END OF    INVESTMENT     END OF PERIOD         EXPENSES TO
                                                      PERIOD     RETURN(3)    (000's OMITTED)   AVERAGE NET ASSETS(1)
                                                     --------   ----------    ---------------   ---------------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004           $   8.79     16.62%      $        62,543           1.11%
  For the fiscal year ended March 31, 2003               8.10      5.18                84,889           1.00
  For the fiscal year ended March 31, 2002               8.36      4.16                72,491           1.00
  For the fiscal year ended March 31, 2001               8.74     (1.07)               69,132           1.00
  For the fiscal year ended March 31, 2000               9.78     (4.68)               44,991           1.00
CLASS B
  For the fiscal year ended March 31, 2004               8.80     15.85                50,156           1.76
  For the fiscal year ended March 31, 2003               8.11      4.63                43,853           1.65
  For the fiscal year ended March 31, 2002               8.36      3.49                32,233           1.65
  For the fiscal year ended March 31, 2001               8.74     (1.71)               26,336           1.65
  For the fiscal year ended March 31, 2000               9.78     (5.29)               23,520           1.65
CLASS C
  For the fiscal year ended March 31, 2004               8.79     15.88                51,269           1.76
  For the fiscal year ended March 31, 2003               8.10      4.50                46,263           1.65
  For the fiscal year ended March 31, 2002               8.36      3.49                29,535           1.65
  For the fiscal year ended March 31, 2001               8.74     (1.71)               22,317           1.65
  For the fiscal year ended March 31, 2000               9.78     (5.29)               18,707           1.65
CLASS Y
  For the fiscal year ended March 31, 2004               8.80     17.01                31,051           0.76
  For the fiscal year ended March 31, 2003               8.11      5.69                23,293           0.65
  For the period July 11, 2001** through
    March 31, 2002                                       8.36      4.99(4)             16,862           0.65(5)

                                                                                 INCREASE/(DECREASE)
                                                                                    REFLECTED IN
                                                            RATIO OF               EXPENSE AND NET
                                                         NET INVESTMENT       INVESTMENT INCOME RATIOS    PORTFOLIO
                                                            INCOME TO             DUE TO WAIVERS AND       TURNOVER
                                                     AVERAGE NET ASSETS(1)     RELATED REIMBURSEMENTS        RATE
                                                     ---------------------    -------------------------   ----------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                  7.28%                      0.24%                132.41%
  For the fiscal year ended March 31, 2003                  8.20                       0.39                 103.22
  For the fiscal year ended March 31, 2002                  8.51                       0.49                 212.94
  For the fiscal year ended March 31, 2001                 10.03                       0.64                 122.83
  For the fiscal year ended March 31, 2000                 10.14                       0.58                  70.61
CLASS B
  For the fiscal year ended March 31, 2004                  6.58                       0.24                 132.41
  For the fiscal year ended March 31, 2003                  7.55                       0.38                 103.22
  For the fiscal year ended March 31, 2002                  7.86                       0.49                 212.94
  For the fiscal year ended March 31, 2001                  9.45                       0.64                 122.83
  For the fiscal year ended March 31, 2000                  9.49                       0.59                  70.61
CLASS C
  For the fiscal year ended March 31, 2004                  6.59                       0.24                 132.41
  For the fiscal year ended March 31, 2003                  7.52                       0.38                 103.22
  For the fiscal year ended March 31, 2002                  7.84                       0.49                 212.94
  For the fiscal year ended March 31, 2001                  9.45                       0.64                 122.83
  For the fiscal year ended March 31, 2000                  9.49                       0.59                  70.61
CLASS Y
  For the fiscal year ended March 31, 2004                  7.57                       0.24                 132.41
  For the fiscal year ended March 31, 2003                  8.55                       0.39                 103.22
  For the period July 11, 2001** through
    March 31, 2002                                          8.67(4)(5)                 0.49(4)(5)           212.94

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio, Intrinsic Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Income Portfolio and High Yield Total Return Portfolio ("High Yield Portfolio"), and four non-diversified portfolios, The Insiders Select Fund, Alpha Growth Portfolio, S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Income Portfolio and High Yield Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Fund's Board of Trustees (the "Board"). When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or a national securities market. In the absence of reported sales of securities traded primarily on an exchange or a national securities market, the average of the most recent bid and asked prices are used. Bid price is used when no asked price is available.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more Pricing Services. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the end of the day.

Expenses and fees, including the respective investment advisory, administration, distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

SECURITIES LENDING--Loans of securities are required to be initially secured by collateral at least equal to 100% of the market value of the securities on loan and maintained at a level at least equal to the value of loaned securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers as March 31, 2004 was as follows:

                                                                MARKET VALUE OF
PORTFOLIO                                                     SECURITIES ON LOAN
---------                                                     ------------------
High Yield Portfolio                                              $ 3,106,610

The Income Portfolio did not have any securities lending transactions during the fiscal year ended March 31, 2004.

Pursuant to an exemptive order received from the SEC (the "Order"), Custodial Trust Company ("CTC"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., custodian to each of the Portfolios and an affiliate of BSAM, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") and Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor") served as the securities lending agent for the Portfolios and, subject to the Order, participated in the lending income earned by the Portfolios. For the fiscal year ended March 31, 2004, CTC has been compensated approximately $10,203 from the High Yield Portfolio. In addition, the Order permits (subject to limitations) a Portfolio to loan securities to its affiliates. For the fiscal year ended March 31, 2004, Bear, Stearns Securities Corp., an affiliate of the Portfolios, received rebates in connection with such loans amounting to $21,500 for the High Yield Portfolio.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

The tax character of distributions paid during the fiscal year ended March 31, 2004 were as follows:

                                                       ORDINARY       LONG-TERM         TOTAL
PORTFOLIO                                               INCOME       CAPITAL GAIN   DISTRIBUTIONS
---------                                            -------------   ------------   -------------
Income Portfolio                                     $   3,353,022   $    547,419   $   3,900,441
High Yield Portfolio                                    15,890,570             --      15,890,570

The tax character of distributions paid during the fiscal year ended March 31, 2003 were as follows:

                                                       ORDINARY       LONG-TERM         TOTAL
PORTFOLIO                                               INCOME       CAPITAL GAIN   DISTRIBUTIONS
---------                                            -------------   ------------   -------------
Income Portfolio                                     $   2,278,773   $     98,648   $   2,377,421
High Yield Portfolio                                    13,159,828             --      13,159,828

At March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                                  ACCUMULATED
                                 UNDISTRIBUTED   UNDISTRIBUTED                      CAPITAL                            TOTAL
                                   ORDINARY        LONG-TERM     DISTRIBUTIONS     AND OTHER      UNREALIZED        ACCUMULATED
PORTFOLIO                           INCOME       CAPITAL GAINS      PAYABLE         LOSSES       APPRECIATION    EARNINGS/(DEFICIT)
---------                        -------------   -------------   -------------   -------------   -------------   ------------------
Income Portfolio                 $     178,884   $     209,583   $     (52,147)             --   $   1,342,830   $        1,679,150
High Yield Portfolio                   367,855              --        (367,855)  $ (36,217,625)     10,914,654          (25,302,971)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2004, the High Yield Portfolio had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2011. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The High Yield Portfolio had the following capital loss carryforwards at March 31, 2004:

                                 GROSS CAPITAL                AMOUNT EXPIRING IN
                                     LOSS        ---------------------------------------------
PORTFOLIO                        CARRYFORWARD        2009            2010            2011
---------                       -------------   -------------   -------------   -------------
High Yield Portfolio             $  36,217,625   $   6,985,460   $  20,187,320   $   9,044,845

During the fiscal year ended March 31, 2004, the High Yield Portfolio utilized $12,380,479 of prior year capital loss carryforwards.

For U.S. federal income tax purposes, net realized capital losses from investments incurred after October 31, 2003, within the current fiscal year are deemed to arise on the first day of the following fiscal year. Neither Portfolio incurred such losses.

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation of investments at March 31, 2004 were as follows:

                                                                         GROSS           GROSS            NET
PORTFOLIO                                                COST        APPRECIATION    DEPRECIATION    APPRECIATION
---------                                            -------------   -------------   -------------   -------------
Income Portfolio                                     $  55,950,394   $   1,487,901   $    (145,071)  $   1,342,830
High Yield Portfolio                                   189,214,916      11,736,795        (822,141)     10,914,654

At March 31, 2004, the Income Portfolio reclassified within the composition of net assets, $267,867 from accumulated net investment loss to accumulated net realized gain from investments.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio declares dividends from net investment income on each day the Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distributions of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2004, BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the

Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio have agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets.

For the fiscal year ended March 31, 2004, BSFM served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of average daily net assets above $5 billion.

Effective August 1, 2003, BSAM has undertaken to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                               CLASS A         CLASS B         CLASS C         CLASS Y
---------                                               -------         -------         -------         -------
Income Portfolio*                                        1.10%           1.75%           1.75%           0.75%
High Yield Portfolio**                                   1.15            1.80            1.80            0.80

----------
*Prior to August 1, 2003, the expense limitations were 0.80%, 1.45%, 1.45% and 0.45% for Class A, B, C and Y shares, respectively.
**Prior to August 1, 2003, the expense limitations were 1.00%, 1.65%, 1.65% and 0.65% for Class A, B, C and Y shares, respectively.

As necessary, these limitations were effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2004, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                     ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
---------                                     --------------------   ----------------------
Income Portfolio                                   $ 305,323               $ 49,960
High Yield Portfolio                                 541,083                     --

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, each Portfolio paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby each Portfolio paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fees to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal services in connection with the maintenance of shareholder accounts.

For the fiscal year ended March 31, 2004, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                      DISTRIBUTION FEES     SHAREHOLDER SERVICING FEES
---------                                      -----------------     --------------------------
Income Portfolio                                   $ 217,467                 $ 116,212
High Yield Portfolio                                 880,553                   475,365

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2004, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                                                                        CDSC
                                            FRONT-END SALES CHARGES  ---------------------------------------------
PORTFOLIO                                           CLASS A             CLASS A         CLASS B         CLASS C
---------                                   -----------------------  -------------   -------------   -------------
Income Portfolio                                  $      51,033      $      11,448   $     122,511   $       5,880
High Yield Portfolio                                    331,205             18,477         189,065          42,438

INVESTMENTS IN SECURITIES

For the fiscal year ended March 31, 2004, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                                             PURCHASES         SALES
---------                                                                          --------------   --------------
Income Portfolio                                                                   $   73,754,799   $   96,771,085
High Yield Portfolio                                                                  279,098,694      297,872,250

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                         INCOME PORTFOLIO                           HIGH YIELD PORTFOLIO
                                           -------------------------------------------  -------------------------------------------
                                               SALES       REPURCHASES   REINVESTMENTS      SALES       REPURCHASES   REINVESTMENTS
                                           -------------  -------------  -------------  -------------  -------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           983,720      2,032,632         60,082      4,314,586      8,012,076        334,361
Value                                      $  12,386,608  $  25,287,999  $     746,474  $  36,277,978  $  68,585,800  $   2,848,022
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                         1,918,416        892,665         38,049      6,370,363      4,975,324        408,346
Value                                      $  23,511,749  $  10,924,899  $     466,500  $  50,751,493  $  39,763,822  $   3,257,445
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           247,616        660,870         47,052      1,240,734      1,133,341        184,653
Value                                      $   3,100,893  $   8,223,048  $     583,375  $  10,449,237  $   9,746,019  $   1,580,197
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                         1,516,519        580,387         27,109      2,581,257      1,206,435        177,294
Value                                      $  18,475,988  $   7,071,143  $     332,372  $  20,618,000  $   9,586,223  $   1,414,056
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           240,403        538,845         28,640      1,954,731      2,083,742        252,925
Value                                      $   3,015,615  $   6,724,888  $     355,535  $  16,423,914  $  17,987,733  $   2,162,802
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                           706,186        325,220         22,051      2,873,843        910,780        213,931
Value                                      $   8,630,729  $   3,975,476  $     269,870  $  22,966,703  $   7,229,012  $   1,702,053
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           676,411      1,285,062        117,536      2,595,521      2,229,721        290,852
Value                                      $   8,454,823  $  15,999,502  $   1,459,070  $  21,864,368  $  19,412,750  $   2,495,314
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                         1,390,146        278,085         65,567        970,032        331,419        217,625
Value                                      $  16,970,558  $   3,411,752  $     803,088  $   7,927,562  $   2,625,540  $   1,733,581

REDEMPTION FEES

The Portfolios impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if a shareholder sells their shares 60 days or less after the purchase date. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is recorded as an increase to paid-in-capital. The redemption fees paid to the Income Portfolio and High Yield Portfolio for the fiscal year ended March 31, 2004 were $4,227 and $44,269, respectively.

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. High Yield Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of its total assets. Income Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts up to 15% of its total assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the fiscal year ended March 31, 2004, were as follows:

                                                           MAXIMUM LOAN AMOUNT                         NUMBER OF DAYS
PORTFOLIO                           AVERAGE LOAN BALANCE       OUTSTANDING      AVERAGE INTEREST RATE     BORROWED
---------                           --------------------   -------------------  ---------------------  --------------
Income Portfolio                         $  286,115            $  3,452,500             1.64%                93
High Yield Portfolio                         11,120               1,200,000             1.57%                 7

The Income Portfolio had $1,800,000 outstanding under the line of credit facility at March 31, 2004. The High Yield Portfolio had no amount outstanding under the credit facility at March 31, 2004.

CONCENTRATION OF RISK--HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

RESULTS OF SPECIAL SHAREHOLDER MEETINGS (UNAUDITED)

On November 18, 2003, BSAM and The Dreyfus Corporation with its relevant affiliates ("Dreyfus"), announced a strategic arrangement in which the Portfolios will merge with new or existing Dreyfus funds that have the same or similar investment objectives (the "Transaction").

The Transaction has received the approvals of the Board of Trustees of the Fund and the Boards of the relevant Dreyfus funds.

A special joint meeting of each Portfolio's shareholders was held on March 11, 2004 at the offices of Bear Stearns, 383 Madison Avenue, New York, New York, to seek shareholder approval for the merger of each Portfolio into a new or existing Dreyfus fund with the same or similar investment objectives, as set forth in the following table.

PORTFOLIO                                                         CORRESPONDING DREYFUS FUND
---------                                             -------------------------------------------------
Income Portfolio                                      Dreyfus Premier Core Bond Fund
High Yield Portfolio                                  Dreyfus Premier Limited Term High Yield Fund

The following table shows the number of shares of each Portfolio that, as of the record date of January 2, 2004, were outstanding and entitled to vote.

PORTFOLIO                                             NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
---------                                             -------------------------------------------------
Income Portfolio                                                          5,268,066
High Yield Portfolio                                                     26,572,347

Each reorganization required the affirmative vote of a majority of the relevant Portfolio's shares outstanding and entitled to vote.

As of March 11, 2004, of the Portfolios listed above, only the Income Portfolio had received sufficient votes to determine whether to approve the reorganization. As a result, the meeting for the High Yield Portfolio was adjourned until April 8, 2004.

The results of the voting at the March 11th meeting for the Income Portfolio, as independently certified by Management Information Services, are shown in the following table. As indicated, this reorganization received shareholder approval at the March 11th meeting.

                                             FOR                    AGAINST               ABSTAIN
                                   -----------------------   ---------------------   ---------------------
PORTFOLIO                            NUMBER     PERCENTAGE    NUMBER    PERCENTAGE    NUMBER    PERCENTAGE
---------                          ----------   ----------   --------   ----------   --------   ----------
Income Portfolio                    2,718,309     51.60%     112,751      2.14%      82,646     1.57%

SUBSEQUENT EVENT (UNAUDITED)

On April 8, 2004, the High Yield Portfolio reconvened a shareholder meeting to vote on whether to approve the Portfolio's reorganization. The results of the voting at the April 8th meeting for this Portfolio, as independently certified by Management Information Services, are shown in the following table. As indicated, this reorganization received shareholder approval at the April 8th meeting.

                                             FOR                    AGAINST               ABSTAIN
                                   -----------------------   ---------------------   ---------------------
PORTFOLIO                            NUMBER     PERCENTAGE    NUMBER    PERCENTAGE    NUMBER    PERCENTAGE
---------                          ----------   ----------   --------   ----------   --------   ----------
High Yield Portfolio               14,084,366     53.00%     955,510      3.60%      626,532    2.36%

Each reorganization that was approved on either March 11th or April 8th closed after the close of business on April 30, 2004. Immediately after such date, the assets of each Portfolio were transferred to its corresponding Dreyfus fund in exchange for shares of that Dreyfus fund and those Dreyfus fund shares were then distributed pro rata to each Portfolio shareholder, in complete liquidation of each Portfolio.

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                          INDEPENDENT AUDITORS' REPORT


To the Board of Trustees and Shareholders,
Income Portfolio
High Yield Total Return Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Income Portfolio and High Yield Total Return Portfolio (collectively, the "Portfolios") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Philadelphia, Pennsylvania
April 28, 2004

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)


Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2004) as to the U.S. federal tax status of distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2004, the following dividends and distributions per share were paid by each of the Portfolios:

                                                                             LONG-TERM CAPITAL GAINS
                                         NET INVESTMENT   SHORT-TERM    ---------------------------------
                                             INCOME      CAPITAL GAINS  PRE MAY 6, 2003  POST MAY 5, 2003
                                         --------------  -------------  ---------------  ----------------
Income Portfolio:
   Class A                                $ 0.449616939     $ 0.1293       $ 0.0365          $ 0.0635
   Class B                                  0.368563216       0.1293         0.0365            0.0635
   Class C                                  0.368330784       0.1293         0.0365            0.0635
   Class Y                                  0.493351712       0.1293         0.0365            0.0635
High Yield Total Return Portfolio:
   Class A                                  0.623231283           --             --                --
   Class B                                  0.567499801           --             --                --
   Class C                                  0.567600382           --             --                --
   Class Y                                  0.653077544           --             --                --

None of the above long-term gains distributions relating to pre May 6, 2003 are from qualified 5-year gains.

Ordinary income dividends, which include short-term gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income, as are short-term capital gain distributions.

With respect to each Portfolio, none of its ordinary income dividends qualify for the corporate dividends received deduction.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2005.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee, Officer and the Advisory Trustee of The Bear Stearns Funds (the "Trust") as of March 31, 2004. Each Trustee oversees all 10 portfolios of the Trust. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

                              POSITION(S) WITH THE
       NAME AND                TRUST AND LENGTH               PRINCIPAL OCCUPATION(S)         OTHER DIRECTORSHIPS
         AGE                   OF TIME SERVED(1)               IN THE PAST 5 YEARS              HELD BY TRUSTEE
                                                         INDEPENDENT TRUSTEES

John S. Levy - 68            Trustee, since 2000      Managing Partner, Fayerweather         SL Green Realty Corp.
                                                      Capital Partners (private investment
                                                      partnership)

M.B. Oglesby, Jr. - 61       Trustee, since 1995      Consultant; Vice Chairman, BKSH &      None
                                                      Associates, Washington DC (government
                                                      lobbyists) (2002-present); Formerly,
                                                      Chief of Staff to United States Trade
                                                      Representative, Executive Office of
                                                      the President (2001-2002);
                                                      Consultant, Chairman, Oglesby
                                                      Properties, Inc.; President and Chief
                                                      Executive Officer, Association of
                                                      American Railroads; Vice Chairman,
                                                      Cassidy & Associates

Robert E. Richardson - 62    Trustee, since 2000      Retired; Formerly, Vice President,     None
                                                      Broker/Dealer Department, Mellon Bank
                                                      (1991-1999)

                                                         "INTERESTED" TRUSTEE(2)

Michael Minikes - 60         Chairman of the Board,   Treasurer, The Bear Stearns Companies  None
                             and Trustee, since 1999  Inc. and Bear, Stearns & Co. Inc.
                                                      ("Bear Stearns"); Senior Managing
                                                      Director, Bear Stearns; Co-President,
                                                      Bear, Stearns Securities Corporation
                                                      (1999-present); Director, Custodial
                                                      Trust Company and Bear Stearns Bank
                                                      plc

(1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(2) The Interested Trustee is considered to be an "interested person" (as defined by the Investment Company Act of 1940, as amended) of the Trust because of his employment with the Trust's adviser or principal underwriter.

                              POSITION(S) WITH THE
         NAME AND               TRUST AND LENGTH
           AGE                 OF TIME SERVED(1)         PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS
                                          ADVISORY TRUSTEE
Alan J. Dixon - 77           Advisory Trustee,           Partner - Corporate Business and
                             since 1995                  Legislative Law, Bryan Cave (law firm);
                                                         Formerly, United States Senator (1981-1992)

                                    OFFICERS WHO ARE NOT TRUSTEES
Barry Sommers - 34           President, since            Senior Managing Director (since 2000); Head
                             November 2003;              of Marketing and Sales for the Trust (since
                             Executive Vice President,   1997) and Managing Director (1997-2000),
                             from 1998 to                Bear Stearns
                             November 2003

Stephen A. Bornstein - 60    Vice President and          General Counsel, Managing
                             Secretary, since 1995       Director/Principal and Executive Vice
                                                         President, Bear Stearns Asset Management
                                                         Inc. ("BSAM"); Managing Director/Principal,
                                                         Bear Stearns; Vice President, General
                                                         Counsel and Secretary, Bear Stearns Funds
                                                         Management Inc. ("BSFM")

Frank J. Maresca - 45        Vice President and          President and Chief Executive Officer,
                             Treasurer, since 1995       BSFM; Senior Managing Director, Bear
                                                         Stearns (since 2001); Managing Director,
                                                         Bear Stearns

Vincent L. Pereira - 38      Assistant Treasurer,        Executive Vice President, BSFM; Managing
                             since 1995                  Director, (since 1999) and Associate
                                                         Director (1997-1999), Bear Stearns

Alaina V. Metz, 36           Assistant Secretary,        Chief Administrative Officer of BISYS Fund
                             since 2002                  Services

(1) The term of the office for a Trustee or Officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

                                INCOME PORTFOLIO
                        HIGH YIELD TOTAL RETURN PORTFOLIO
                                 PRIVACY NOTICE


While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

                                    THE
                                  BEAR STEARNS
                                    FUNDS

              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                          Chairman of the Board and Trustee
Barry Sommers                            President
John S. Levy                             Trustee
M. B. Oglesby, Jr.                       Trustee
Robert E. Richardson                     Trustee
Stephen A. Bornstein                     Vice President and Secretary
Frank J. Maresca                         Vice President and Treasurer
Vincent L. Pereira                       Assistant Treasurer
Alaina V. Metz                           Assistant Secretary

INVESTMENT ADVISER                       TRANSFER AND DIVIDEND
Bear Stearns Asset                       DISBURSEMENT AGENT
Management Inc.                          PFPC Inc.
383 Madison Avenue                       301 Bellevue Parkway
New York, NY 10179                       Wilmington, DE 19809

ADMINISTRATOR                            INDEPENDENT AUDITORS
Bear Stearns Funds                       Deloitte & Touche LLP
Management Inc.                          1700 Market Street
383 Madison Avenue                       Philadelphia, PA 19103
New York, NY 10179
                                         COUNSEL
DISTRIBUTOR                              Kramer Levin
Bear, Stearns & Co. Inc.                 Naftalis & Frankel LLP
383 Madison Avenue                       919 Third Avenue
New York, NY 10179                       New York, NY 10022

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

THE
BEAR STEARNS
FUNDS

EQUITY FUNDS


S&P STARS PORTFOLIO

S&P STARS OPPORTUNITIES PORTFOLIO

THE INSIDERS SELECT FUND

INTRINSIC VALUE PORTFOLIO

SMALL CAP VALUE PORTFOLIO

ALPHA GROWTH PORTFOLIO

INTERNATIONAL EQUITY PORTFOLIO


ANNUAL REPORT
MARCH 31, 2004


[BEAR STEARNS LOGO]


BSF-R-015-14

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio
                       S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                           Intrinsic Value Portfolio
                           Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                             LETTER TO SHAREHOLDERS

                                                                   April 8, 2004

Dear Shareholders:

We are pleased to present the annual report to shareholders for the S&P STARS Portfolio, S&P STARS Opportunities Portfolio, The Insiders Select Fund, Intrinsic Value Portfolio, Small Cap Value Portfolio, Alpha Growth Portfolio and International Equity Portfolio (each a "Portfolio" of The Bear Stearns Funds), for the fiscal year ended March 31, 2004. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and in the line graph sections of this report.

S&P STARS PORTFOLIO

The Portfolio's fiscal year benefited from an excellent economic backdrop for the U.S. stock market. To start, corporate earnings growth reached almost 20% for companies in the S&P 500. This, combined with inflation and interest rates that remained at lows not seen since the early 1960s, drove price-to-earnings (P/E) multiples to premium levels by fiscal year end. Additionally, the nation's Gross Domestic Product (GDP) growth for the period came in well ahead of its 10-year historical average. Stock prices performed admirably, with the S&P 500 gaining more than 35% for the fiscal year. The Portfolio's core position with a growth bias enabled it to reap the full benefit of these favorable market conditions, leading to our significant outperformance versus the S&P 500 benchmark.

The Portfolio outperformed the S&P 500 in a number of sectors during the fiscal year, including technology, consumer staples, consumer discretionary, healthcare, telecommunications and utilities, with the lion's share of outperformance coming from technology. Technology as a sector benefited from a long awaited increase in business spending starting in the September quarter. In particular, our investment in an advertising-driven Internet site that provides information and commerce services to the technology industry saw its stock price more than double during the period due to a resurgence in on-line advertising. Additionally, one of the Portfolio's semiconductor holdings benefited from an increase in demand for electronic equipment, and hence, for semiconductors -- part of an ongoing recovery in the semiconductor industry that began 15 months ago. Finally, our investment in a very large supplier of data networking products to corporate enterprises was a direct beneficiary of the third quarter's long-awaited increase in business spending, which led to improving prospects for technology sales, and particularly networking products.

By contrast, the Portfolio's overweighted position in the drilling services industry within the energy sector detracted modestly from performance during the fiscal year. Historically high energy prices did not translate into as great an increase in demand for oil and gas drilling as had been anticipated. The Portfolio also experienced a modest loss so far from its investment in a discount commercial airline carrier whose share price underperformed due to overcapacity concerns in the airline industry, which are likely to cause downward pressure on pricing. We continue to hold the stock as we believe it is well positioned to participate in the ongoing revival in domestic business travel in the year ahead.

Finally, our short position* in a major domestic tire manufacturer detracted from performance. We had originally shorted the stock on the premise that the company's significant financial difficulties would further deteriorate. Though the company's fundamental weaknesses remained unchanged, its stock price spiked on news that it had gained refinancing. In keeping with our policy, we closed the position when the stock's price increased 20%.

For calendar year 2004, we expect GDP growth to exceed 4%, and for inflation to start gradually rising toward year-end. Corporate earnings growth is likely to be robust, driven primarily by economically sensitive sectors.

The average P/E multiple for the S&P 500 is now above its historical average -- an acceptable state in an environment of low inflation. Above-average P/Es become more of a liability, however, as inflation picks up. For this reason, we expect to see a stock market correction in the range of 10% to 20% once investors incorporate higher future rates of inflation into their investment framework. Whether or not the market will finish 2004 in positive or negative territory will likely depend on the timing of such an event. In either case, we believe such a correction will not mark the end of the current bull market, but merely a pause. Corrections of this nature are typically short lived, and, barring a major terrorist act in the U.S. or other developed nations, we would expect U.S. equities to continue to rise in subsequent months.

S&P STARS OPPORTUNITIES PORTFOLIO

During the Portfolio's fiscal year, the U.S. economy recovered strongly from the lingering effects of the events of September 11 and deflation of the stock market bubble of the late 1990s. Corporate earnings growth reached almost 20% for companies in the S&P 500. This, combined with inflation and interest rates that remained at lows not seen since the early 1960s, drove price-to-earnings (P/E) multiples to premium levels by year end. Additionally, the nation's GDP growth for the period came in well ahead of its 10-year historical average. Stock prices performed admirably, with the S&P 500 gaining more than 35% for the fiscal year.

While the Portfolio's absolute performance for the fiscal year was strong, we underperformed the S&P MidCap 400 benchmark, largely due to our modest cash position. Our equity investments essentially matched the benchmark during the period.

Within the healthcare sector, our investments in several HMOs and diagnostic labs detracted from performance. In addition, the Portfolio's stock in a manufacturer and marketer of data storage systems hurt performance. The company's stock suffered from concerns of a possible loss of business to a new competitor. Our short position* in an integrated forest products company, also detracted from performance as an increase in demand for wood products drove the company's share price higher during the period. We had shorted the company prior to the start of the fiscal year as a means of hedging against a continuation of the recession.

Finally, the Portfolio has experienced a modest loss so far from its investment in a discount commercial airline carrier whose share price has underperformed due to overcapacity concerns in the airline industry, which could cause downward pressure on pricing. We continue to hold the stock as we believe it is well positioned to participate in the ongoing revival in domestic business travel in the year ahead.

On a positive note, the Portfolio's overweighted position in technology -- one of the fiscal year's strongest performing sectors -- contributed positively to performance. Within the technology sector, our investment in a developer and marketer of analog, discrete, logic, and non-volatile memory semiconductors benefited from increasing demand for electronic equipment, and hence, for semiconductors -- part of an ongoing recovery in the semiconductor industry that began 15 months ago. In addition, the Portfolio's stock in a provider of electronics manufacturing services posted better than average performance due to the overall revival in demand for technology hardware products. Our stock selection and underweighted position in utilities, a defensive sector, also helped performance during the fiscal year.

THE INSIDERS SELECT FUND

As the fiscal year began, the stage was set for an economic recovery, with short-term interest rates at their lowest level in 45 years, tax cuts in the offing, and inflation well under control. As the year progressed, high levels of consumer spending and a long-awaited increase in business spending propelled the economy. GDP growth reached 8.2% in the third calendar quarter -- the fastest rate of growth since 1983. The stock market responded enthusiastically, with the S&P 500 gaining more than 35% for the fiscal year.

Equity market performance was led by companies that were more speculative in nature, many of which were smaller, more highly leveraged, and with less-than-promising earnings profiles. Because we focus on companies with strong balance sheets, solid business models and consistent growth dynamics, we deliberately avoid the types of stocks that were 2003's top performers. As a result, while the Portfolio's performance on an absolute basis was strong, we modestly underperformed the S&P MidCap 400 benchmark for the fiscal year.

An historically high level of insider selling was a consistent theme for the fiscal year. For every one dollar of insider buying, there were approximately twenty dollars sold, bringing the rate of insider selling to a 10-year high. While it is possible that the high rate of selling could have been caused by employees cashing in on stock options with three-to-five year vesting periods that had been issued in 2000, it could also have been driven by investors' desires to lock in gains after having watched their share prices fall precipitously during the recession.

The Portfolio's consumer staples holdings detracted from performance relative to the benchmark during the fiscal year. In particular, our investment in a large grocery store chain suffered from stiff competition. We sold the position in October. In addition, our modest cash position of approximately 5% acted as a drag on performance, given the strength of the equity markets.

By contrast, our energy sector holdings contributed positively to performance. In particular, our investments in several oil and natural gas refiners and exploration & production companies benefited from rising oil prices and favorable supply and demand characteristics. Capacity within the industry has declined over the last 20 years due to the rising volatility of oil and gas prices, which has made it difficult for companies to achieve sustainable returns on investment. This dynamic has driven many competitors out of the market in North America.

Our overweighted position in the industrials sector also helped results as the sector performed strongly during the economic recovery. Specifically, our investment in a large multi-industry conglomerate posted exceptional performance. The company, which had seen its stock price plummet as a result of a massive accounting scandal in 2002, continued to benefit from its new management and new board of directors, which have successfully turned the company around.

Finally, though we were underweighted technology -- one of 2003's strongest performing sectors -- positive stock selection within technology benefited performance. Technology stocks in general came back strongly from their lows of previous years, fueled by the global economic expansion and ensuing increase in demand for technology products and services.

INTRINSIC VALUE PORTFOLIO

As the Portfolio's fiscal year began, the U.S. economy had finally turned the corner from one of the most devastating bear markets in modern history. The stage was set for recovery, with short-term interest rates at their lowest level in 45 years, tax cuts in the offing, and inflation well under control. As the year progressed, consumer spending remained strong due to record levels of mortgage refinancings. The third calendar quarter brought a long-awaited increase in business spending, as well as GDP growth of 8.2% -- the fastest rate of growth since 1983. The stock market responded enthusiastically, with the S&P 500 gaining more than 35% for the fiscal year. We are pleased to have outperformed the S&P 500 benchmark for the Portfolio's fiscal year.

During the fiscal year, our overweighted positions relative to the benchmark in financial services, consumer discretionary and energy -- all economically sensitive sectors that tend to outperform during times of economic expansion -- contributed to performance. Financial services, the Portfolio's second strongest sector, experienced above average performance as a number of companies posted better than expected earnings results. In addition, unlike other cyclicals, valuations in the financial sector began the fiscal year relatively low, but increased throughout the year, driven by improving consumer and business credit quality and a significant increase in investment banking activity.

Similarly, the consumer discretionary sector also benefited from low valuations prior to the start of the fiscal year, which set the stage for particularly strong performance. As a result, many consumer discretionary stocks were at the forefront of the stock market's rebound. In addition to being overweighted in a strong sector, our stock selection among a diverse range of industries within the consumer discretionary sector contributed significantly to returns.

Stock selection also helped performance in the energy sector. In particular, our investments in several oil and natural gas refiners and exploration & production companies benefited from the highest oil and gas prices in years, as well as an industry-wide decline in production capacity, which had the effect of limiting supply in an environment of rising demand.

Conversely, our underweighted position in technology -- one of the fiscal year's strongest performing sectors -- represented an opportunity cost to the Portfolio. As the year began, technology stocks with attractive valuations were scarce, given that so many of them were unprofitable at the time. Though the Portfolio was underweighted in technology, those names we did hold significantly outperformed all of the benchmark's technology holdings on a total return basis due to superior stock selection. Technology stocks in general came back strongly from their lows of previous years, fueled by the global economic expansion and ensuing increase in demand for technology products and services.

The Portfolio's modest cash position of approximately 5% acted as a drag on performance during the fiscal year, given the strength of the equity markets.

At present, we believe that much of the improving outlook for the economy is already reflected in stock prices. Going forward, we expect stock price appreciation to be driven more by earnings than by the fundamental re-valuation of securities we saw coming out of the recession. We therefore expect a return to normalcy in which earnings continue to improve, albeit not at the rapid pace of 2003. Historically, equities have generated returns of between 6% and 10% on average. We expect the equity markets for 2004 to generate performance in the higher end of that range.

SMALL CAP VALUE PORTFOLIO**

As is typical during the initial stages of an economic recovery, small caps outperformed mid and large cap stocks during the fiscal year, resulting in exceptionally strong gains for small cap investors. In an environment in which investors sought risk in pursuit of higher rewards, the year's best performers were illiquid microcaps (stocks with market capitalizations below $300 million) and lower quality stocks with less-than-promising earnings profiles. While the Portfolio's returns for the year were very strong, we underperformed the Russell 2000 benchmark due to the fact that our process precluded us from holding many of the lower quality stocks that were the year's top performers.

When considering the Portfolio's relative performance, it is important to keep in mind our objective of achieving above average long term performance by investing in small cap stocks with demonstrated earnings growth, solid business models, strong fundamentals and highly capable management teams. We deliberately avoid lower quality stocks and illiquid microcaps, which tend to be highly volatile and extremely risky. These policies have served our shareholders well during times when stocks of this nature have significantly underperformed.

While all of the Portfolio's sectors registered positive performance for the year, our allocation to the healthcare sector detracted from performance relative to the benchmark. Specifically, we were underweighted relative to the benchmark in biotechnology -- an industry that includes a predominance of high risk companies without the strength and consistency of earnings we require. Biotechnology stocks rebounded strongly during the year from their extreme lows reached during the recession.

Our underweighted position in the materials & processing sector, which performed strongly during the year, also hurt our relative performance. Earnings improved dramatically in the sector, fueled by the rebounding economy. Within the technology sector, while many of our holdings performed admirably, we did not own the lower quality stocks that experienced the strongest performance for the year.

By contrast, our investments in producer durables showed particularly strong performance versus the benchmark. In particular, our investment in a semiconductor company benefited from the spike in business technology spending during the year. Additionally, our investment in a supplier of parts and equipment to the pollution control industry registered better than expected earnings growth, also due to the burgeoning economy.

ALPHA GROWTH PORTFOLIO

A dynamic economic recovery characterized most of the Portfolio's fiscal year. Stimulative monetary and fiscal policies, a continued high level of consumer spending, and a resurgence in business spending led to the strongest GDP growth in 20 years (during the quarter ended September 30, 2003). Stocks, fueled by increases in corporate profitability and the improving economic outlook, rebounded strongly from one of the worst bear markets in modern history, with the S&P 500 gaining more than 32% for the year.

As is typical in the initial stages of a recovery, the stocks that had been beaten down the farthest during the recession bounced back the strongest. Many of these equity market forerunners were smaller, highly leveraged and more speculative in nature. The Portfolio, which is designed to perform well over a full market cycle (typically lasting from three to five years), modestly underperformed the S&P 500 benchmark during the fiscal year. In general, we do not expect to outperform during speculative markets such as that of 2003, but rather to offer protection from overvalued stocks that may have poor long-term growth dynamics.

In accordance with our strategy, the Portfolio underwent its annual rebalancing in early January, through which our proprietary systematic screening process was applied anew to our investable universe of 1,800 stocks in order to identify what we believe to be 50 of the strongest investment candidates in terms of relative price appreciation, past and projected earnings growth, and reasonable valuations. The rebalancing led to a reduced weighting in the consumer discretionary sector, and to larger allocations to technology and telecommunications -- both of which exhibited strong relative price appreciation during 2003.

The Portfolio's performance for the fiscal year was positively impacted by our allocations to the technology, consumer discretionary and industrials sectors. Within technology, strong performance came from companies in a range of industries including software, hardware and networking systems. The sector's exceptional relative performance during 2003 drove the Portfolio's technology allocation upward, from an underweighted position relative to the benchmark in 2003 to an overweighted position as of the January '04 rebalancing. The Portfolio's investments in the consumer discretionary and industrials sectors both benefited from the economic recovery. Strong levels of consumer and business spending drove earnings and stock price performance in both sectors throughout the year.

Our underweighted position in the telecommunications sector, which rebounded strongly during the year, represented an opportunity cost to the Portfolio. Telecommunications stocks were underrepresented in the Portfolio after its January 2003 rebalancing due to the sector's poor relative strength during the prior year. In addition, our allocations to energy and utilities -- both defensive sectors -- detracted somewhat from performance.

Looking forward, we expect the equity markets to continue to provide superior returns to other asset classes over the long run, as they have in the past. For the Portfolio, we plan to continue to add value through the highly disciplined application of our time-tested strategy -- an approach we believe offers the potential for consistent, above average returns over the long run.

INTERNATIONAL EQUITY PORTFOLIO***

The Portfolio's fiscal year witnessed a widespread recovery in the global equity markets, which had reached a multi-year low in April of 2003. The stage for the year's recovery was set with historically low interest rates in many countries, an abatement of the uncertainty surrounding the conflict with Iraq, and improving sentiment following the spate of corporate governance scandals that roiled markets and shook investor confidence in 2002. The international equity markets came back strongly during the fiscal year, with more speculative, lower quality, and oftentimes highly leveraged companies leading the way.

Europe outperformed all other regions due in large part to the euro's appreciation versus the U.S. dollar. Roughly 13% of Europe's gains for the fiscal year were attributable to the euro's appreciation against the dollar -- the effect of which attracted investor capital from around the world to euro-denominated securities. The weakness of the U.S. dollar was driven by concerns that the U.S. current account deficit had become unsustainable and that U.S. interest rates were too low. Europe's strong performance was also fueled by a large number of lower-quality stocks that performed especially well. In addition to Europe, the emerging markets, in particular China, performed strongly during the fiscal year.

While the Portfolio's overall performance was positive, we underperformed the MSCI EAFE benchmark due to our underweighted position in Europe. Our decision to underweight Europe reflects the region's weak fundamentals, which included restrictive monetary and fiscal policies, low population growth, low productivity growth rates, inefficient labor market regulations, and relatively high tax rates.

Helping to offset some of these losses, our focus on the emerging markets -- China and Russia specifically -- contributed positively to performance. During the fiscal year, the strong performance of several of Russia's largest energy companies drove an economic expansion that led to an increase in consumer spending, which in turn boosted the share prices of some of the Portfolio's investments in Russian wireless telecommunications companies. Our allocation to Thailand also fared well as the country experienced continued strong growth, fueled by an increase in exports. In addition, several of the Portfolio's investments in Canadian technology companies benefited from a resurgence in demand for technology products and services.

Sincerely,

/s/ Barry Sommers

Barry Sommers
President
The Bear Stearns Funds

----------
* Used to take advantage of an expected decline in the price of a stock, short selling is a strategy in which the investor sells borrowed stock in anticipation of buying it back at a lower price in the future. Short selling is considered leverage and may involve substantial risks.
** Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.
*** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

Bear Stearns Asset Management Inc. has waived a portion of its advisory fee and reimbursed a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. On the accompanying line charts and total return tables found on pages 7 through 13, the returns of each portfolio assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign markets, industry and economic trends and developments and government regulation and their potential impact on each portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on each portfolio could be materially different from those projected, anticipated or implied. The portfolios have no obligation to update or revise forward-looking statements.

                             THE BEAR STEARNS FUNDS

                              S&P STARS Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES    CLASS C SHARES    S&P 500 COMPOSITE INDEX
April 5, 1995              $  9,450          $ 10,000                   $ 10,000
September 30, 1995         $ 11,357          $ 11,974                   $ 11,714
March 31, 1996             $ 12,066          $ 12,689                   $ 13,086
September 30, 1996         $ 13,182          $ 13,835                   $ 14,095
March 31, 1997             $ 14,100          $ 14,764                   $ 15,680
September 30, 1997         $ 19,203          $ 20,055                   $ 19,797
March 31, 1998             $ 20,236          $ 21,077                   $ 23,206
September 30, 1998         $ 18,909          $ 19,646                   $ 21,587
March 31, 1999             $ 25,792          $ 26,717                   $ 27,489
September 30, 1999         $ 26,701          $ 27,604                   $ 27,588
March 31, 2000             $ 38,901          $ 40,116                   $ 32,420
September 30, 2000         $ 40,098          $ 41,257                   $ 31,253
March 31, 2001             $ 30,204          $ 30,994                   $ 25,392
September 30, 2001         $ 26,257          $ 26,875                   $ 22,933
March 31, 2002             $ 27,245          $ 27,805                   $ 25,454
September 30, 2002         $ 17,170          $ 17,481                   $ 18,235
March 31, 2003             $ 17,148          $ 17,412                   $ 19,150
September 30, 2003         $ 21,702          $ 21,984                   $ 22,684
March 31, 2004             $ 25,380          $ 25,661                   $ 25,878

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                    ----------------------------------------------
                                                    5-YEAR       SINCE INCEPTION
                                      ONE YEAR  AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                      --------  --------------  -----------------
     S&P STARS Portfolio(2)
         Class A shares(5)              39.87%     (1.45)%            10.92%
         Class B shares(4)              42.39      (1.19)              5.45
         Class C shares(6)              46.35      (0.80)             11.05
         Class Y shares(3)              48.81       0.23              10.62
     S&P 500 Composite Index(1)         35.12      (1.20)             11.15

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which August 7, 1995 was the initial public offering date) are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 47.39%, (0.80)% and 5.45%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 5, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 48.01%, (0.32)% and 11.62%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 47.35%.
(7) For the period April 5, 1995 (commencement of investment operations) through March 31, 2004, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                        S&P STARS Opportunities Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES  CLASS B SHARES   CLASS C SHARES  S&P MIDCAP 400 INDEX
October 1, 2001            $  9,450        $ 10,000         $ 10,000              $ 10,000
December 31, 2001          $ 11,103        $ 11,725         $ 11,733              $ 11,799
March 31, 2002             $ 11,237        $ 11,858         $ 11,857              $ 12,592
June 30, 2002              $  9,977        $ 10,507         $ 10,506              $ 11,420
September 30, 2002         $  8,340        $  8,765         $  8,773              $  9,530
December 31, 2002          $  8,595        $  9,027         $  9,036              $ 10,086
March 31, 2003             $  8,387        $  8,797         $  8,799              $  9,639
June 30, 2003              $  9,691        $ 10,152         $ 10,153              $ 11,338
September 30, 2003         $ 10,315        $ 10,786         $ 10,788              $ 12,086
December 31, 2003          $ 11,595        $ 12,114         $ 12,107              $ 13,679
March 31, 2004             $ 12,218        $ 12,426         $ 12,733              $ 14,372

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                            TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                            ----------------------------------------------
                                                                SINCE INCEPTION
                                                     ONE YEAR  AVERAGE ANNUAL(7)
                                                     --------  -----------------
     S&P STARS Opportunities Portfolio(2)
         Class A shares(5)                            37.66%        8.35%
         Class B shares(4)                            39.62         9.09
         Class C shares(6)                            43.71        10.17
         Class Y shares(3)                            45.93        11.21
     S&P MidCap 400 Index(1)                          49.10        15.62

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 44.62% and 10.14%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares would have been higher than Class A shares and would have been substantially the same as Class C shares. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 45.66% and 10.84% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 44.71%.
(7) For the period October 1, 2001 (commencement of investment operations) through March 31, 2004.

CDSC - Contingent Deferred Sales Charge

                            The Insiders Select Fund

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES  CLASS C SHARES     S&P MIDCAP 400 INDEX
June 16, 1995              $  9,450        $ 10,000                 $ 10,000
September 30, 1995         $ 10,387        $ 10,975                 $ 11,123
March 31, 1996             $ 11,033        $ 11,624                 $ 11,977
September 30, 1996         $ 12,114        $ 12,732                 $ 12,680
March 31, 1997             $ 13,055        $ 13,689                 $ 13,249
September 30, 1997         $ 16,629        $ 17,386                 $ 17,639
March 31, 1998             $ 19,064        $ 19,873                 $ 19,745
September 30, 1998         $ 15,845        $ 16,478                 $ 16,526
March 31, 1999             $ 19,121        $ 19,841                 $ 19,834
September 30, 1999         $ 18,616        $ 19,273                 $ 20,740
March 31, 2000             $ 19,198        $ 19,830                 $ 27,388
September 30, 2000         $ 21,638        $ 22,299                 $ 29,702
March 31, 2001             $ 22,632        $ 23,264                 $ 25,482
September 30, 2001         $ 19,957        $ 20,473                 $ 24,058
March 31, 2002             $ 23,684        $ 24,228                 $ 30,294
September 30, 2002         $ 17,183        $ 17,529                 $ 22,928
March 31, 2003             $ 17,337        $ 17,633                 $ 23,190
September 30, 2003         $ 21,261        $ 21,576                 $ 29,076
March 31, 2004             $ 25,212        $ 25,537                 $ 34,576

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                    ----------------------------------------------
                                                   5-YEAR        SINCE INCEPTION
                                      ONE YEAR  AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                      --------  --------------  -----------------
     The Insiders Select Fund(2)
         Class A shares(5)              37.39%      4.50%             11.09%
         Class B shares(4)              39.67       4.84               6.09
         Class C shares(6)              43.83       5.17              11.25
         Class Y shares(3)              45.51       6.13              12.18
     S&P MidCap 400 Index(1)            49.10      11.76              15.14

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which June 20, 1995 was the initial public offering date) are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 44.67%, 5.17% and 6.09%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 6, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 45.41%, 5.69% and 11.80% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 44.83%.
(7) For the period of June 16, 1995 (commencement of investment operations) through March 31, 2004, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                           Intrinsic Value Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES  CLASS C SHARES  S&P 500 COMPOSITE INDEX
April 4, 1995              $  9,450        $ 10,000                 $ 10,000
September 30, 1995         $ 11,206        $ 11,824                 $ 11,796
March 31, 1996             $ 11,941        $ 12,569                 $ 13,177
September 30, 1996         $ 12,161        $ 12,769                 $ 14,194
March 31, 1997             $ 13,781        $ 14,422                 $ 15,790
September 30, 1997         $ 17,385        $ 18,139                 $ 19,936
March 31, 1998             $ 19,926        $ 20,760                 $ 23,369
September 30, 1998         $ 17,574        $ 18,259                 $ 21,739
March 31, 1999             $ 20,660        $ 21,425                 $ 27,682
September 30, 1999         $ 20,117        $ 20,804                 $ 27,782
March 31, 2000             $ 19,649        $ 20,273                 $ 32,648
September 30, 2000         $ 22,128        $ 22,772                 $ 31,472
March 31, 2001             $ 24,322        $ 24,969                 $ 25,570
September 30, 2001         $ 22,069        $ 22,605                 $ 23,094
March 31, 2002             $ 25,471        $ 26,015                 $ 25,632
September 30, 2002         $ 18,140        $ 18,477                 $ 18,363
March 31, 2003             $ 18,953        $ 19,263                 $ 19,284
September 30, 2003         $ 23,481        $ 23,820                 $ 22,843
March 31, 2004             $ 27,199        $ 27,519                 $ 26,059

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                    ----------------------------------------------
                                                    5-YEAR      SINCE INCEPTION
                                      ONE YEAR  AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                      --------  --------------  -----------------
     Intrinsic Value Portfolio(2)
         Class A shares(5)              35.66%      4.46%             11.77%
         Class B shares(4)              37.79       4.77               6.85
         Class C shares(6)              41.86       5.13              11.92
         Class Y shares(3)              44.41       6.28              11.77
     S&P 500 Composite Index(1)         35.12      (1.20)             11.23

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which September 11, 1995 was the initial public offering date) for the one year and 5-year average annual periods are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares. The Class Y since inception average annual returns are not comparable to Class A, B and C shares due to the timing differences in the commencement of initial public offerings.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 42.79%, 5.10% and 6.85%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the average annual return of Class B shares (for which January 28, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the initial maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 43.53%, 5.65% and 12.48% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 42.86%.
(7) For the period April 4, 1995 (commencement of investment operations) through March 31, 2004, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                            Small Cap Value Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A AND C SHARES(1)(2)(5) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES  CLASS C SHARES       RUSSELL 2000 INDEX
April 3, 1995              $  9,450        $ 10,000                 $ 10,000
September 30, 1995         $ 11,963        $ 12,625                 $ 12,000
March 31, 1996             $ 12,698        $ 13,361                 $ 12,885
September 30, 1996         $ 14,139        $ 14,824                 $ 13,576
March 31, 1997             $ 14,187        $ 14,845                 $ 13,543
September 30, 1997         $ 18,528        $ 19,337                 $ 18,081
March 31, 1998             $ 20,832        $ 21,689                 $ 19,233
September 30, 1998         $ 14,885        $ 15,462                 $ 14,643
March 31, 1999             $ 16,610        $ 17,203                 $ 16,107
September 30, 1999         $ 18,898        $ 19,525                 $ 17,435
March 31, 2000             $ 22,956        $ 23,671                 $ 22,114
September 30, 2000         $ 21,984        $ 22,601                 $ 21,513
March 31, 2001             $ 20,283        $ 20,813                 $ 18,724
September 30, 2001         $ 19,578        $ 20,028                 $ 16,951
March 31, 2002             $ 24,037        $ 24,508                 $ 21,342
September 30, 2002         $ 17,022        $ 17,291                 $ 15,374
March 31, 2003             $ 16,361        $ 16,555                 $ 15,588
September 30, 2003         $ 20,406        $ 20,595                 $ 20,984
March 31, 2004             $ 24,467        $ 24,638                 $ 25,536

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                    ----------------------------------------------
                                                   5-YEAR       SINCE INCEPTION
                                      ONE YEAR  AVERAGE ANNUAL  AVERAGE ANNUAL(7)
                                      --------  --------------  -----------------
     Small Cap Value Portfolio(2)
         Class A shares(5)              41.33%      6.84%             10.46%
         Class B shares(4)              43.79       7.10               4.78
         Class C shares(6)              47.79       7.45              10.54
         Class Y shares(3)              50.08       8.54              10.85
     Russell 2000 Index(1)              63.83       9.65              10.98

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses, and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) The returns of Class Y shares (for which June 22, 1995 was the initial public offering date) are higher than Class A, B and C shares. The higher returns are due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 48.79%, 7.40% and 4.78%, respectively, for each period shown. Assuming no redemption of shares at the end of the period, the return of Class B shares (for which January 21, 1998 was the initial public offering date) would have been higher than Class A shares and would have been substantially the same as Class C shares if operations were commenced on the same day. The higher return is due to the fact that there is no initial sales charge on Class B shares.
(5) Reflects the maximum sales charge of 5.50%, for each period shown. Without the applicable sales charge, the total returns would have been 49.55%, 8.05% and 11.16%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 48.79%.
(7) For the period April 3, 1995 (commencement of investment operations) through March 31, 2004, unless otherwise indicated.

CDSC - Contingent Deferred Sales Charge

                             Alpha Growth Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(4)(5) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES  CLASS B SHARES   CLASS C SHARES  S&P 500 COMPOSITE INDEX
December 31, 1997          $  9,450        $ 10,000         $ 10,000                 $ 10,000
March 31, 1998             $ 10,553        $ 11,149         $ 11,149                 $ 11,395
September 30, 1998         $  9,515        $ 10,024         $ 10,024                 $ 10,600
March 31, 1999             $ 13,664        $ 14,338         $ 14,348                 $ 13,498
September 30, 1999         $ 13,428        $ 14,046         $ 14,055                 $ 13,547
March 31, 2000             $ 16,735        $ 17,468         $ 17,477                 $ 15,920
September 30, 2000         $ 14,643        $ 15,246         $ 15,258                 $ 15,346
March 31, 2001             $ 13,215        $ 13,738         $ 13,739                 $ 12,469
September 30, 2001         $ 12,102        $ 12,544         $ 12,546                 $ 11,261
March 31, 2002             $ 14,863        $ 15,367         $ 15,377                 $ 12,499
September 30, 2002         $ 12,456        $ 12,862         $ 12,857                 $  8,954
March 31, 2003             $ 12,281        $ 12,664         $ 12,681                 $  9,403
September 30, 2003         $ 14,341        $ 14,760         $ 14,777                 $ 11,139
March 31, 2004             $ 16,526        $ 16,964         $ 16,989                 $ 12,707

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                    ----------------------------------------------
                                                   5-YEAR        SINCE INCEPTION
                                      ONE YEAR  AVERAGE ANNUAL  AVERAGE ANNUAL(3)
                                      --------  --------------  -----------------
     Alpha Growth Portfolio(2)
         Class A shares(4)              27.12%      2.71%              8.36%
         Class B shares(5)              28.95       3.06               8.82
         Class C shares(6)              32.97       3.43               8.84
     S&P 500 Composite Index(1)         35.12      (1.20)              4.50

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2004.
(4) Reflects the initial maximum sales charge of 5.50%, for each period. Without the applicable sales charge, the total returns would have been 34.55%, 3.88% and 9.35%, respectively, for each period shown.
(5) Reflects the applicable CDSC. Without the applicable sales charge, the total returns would have been 33.95%, 3.41% and 8.82%, respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 33.97%.

CDSC - Contingent Deferred Sales Charge

                         International Equity Portfolio

[CHART]

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CLASS A, B AND C SHARES(1)(2)(5)(6) VS. ITS BROAD-BASED INDEX

                     CLASS A SHARES  CLASS B SHARES   CLASS C SHARES          MSCI EAFE INDEX
December 31, 1997          $  9,450        $ 10,000         $ 10,000              $    10,000
March 31, 1998             $ 10,843        $ 11,458         $ 11,458              $    11,479
September 30, 1998         $ 10,197        $ 10,751         $ 10,751              $     9,966
March 31, 1999             $ 11,924        $ 12,544         $ 12,545              $    12,209
September 30, 1999         $ 13,507        $ 14,170         $ 14,171              $    13,086
March 31, 2000             $ 22,141        $ 23,164         $ 23,165              $    15,311
September 30, 2000         $ 17,028        $ 17,768         $ 17,769              $    13,535
March 31, 2001             $ 14,173        $ 14,754         $ 14,745              $    11,380
September 30, 2001         $ 11,652        $ 12,086         $ 12,086              $     9,708
March 31, 2002             $ 11,821        $ 12,240         $ 12,241              $    10,444
September 30, 2002         $  9,367        $  9,675         $  9,676              $     8,226
March 31, 2003             $  8,327        $  8,563         $  8,573              $     8,047
September 30, 2003         $ 10,055        $ 10,359         $ 10,368              $    10,410
March 31, 2004             $ 11,809        $ 12,137         $ 12,162              $    12,728

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                    ----------------------------------------------
                                                   5-YEAR        SINCE INCEPTION
                                      ONE YEAR  AVERAGE ANNUAL  AVERAGE ANNUAL(3)
                                      --------  --------------  -----------------
     International Equity(2)
         Class A shares(5)              34.01%     (1.32)%             2.69%
         Class B shares(6)              36.72      (1.05)              3.15
         Class C shares(7)              40.87      (0.61)              3.18
         Class Y Shares(4)              43.09        N/A              (4.16)
     MSCI EAFE Index(1)                 58.15       0.83               4.29

----------
(1) The chart assumes a hypothetical $10,000 initial investment in the Portfolio and reflects all Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the index is unmanaged, does not incur sales charges or expenses and is not available for investment.
(2) Bear Stearns Asset Management Inc. waived its advisory fee and reimbursed a portion of the Portfolio's operating expenses, if necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) For the period of December 29, 1997 (commencement of investment operations) through March 31, 2004.
(4) The returns of Class Y (for which July 5, 2001 was the initial public offering date) for the one year period are higher than Class A, B and C shares. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares. The Class Y since inception average annual returns are not comparable to Class A, B and C shares due to the timing differences in the commencement of initial public offerings.
(5) Reflects the initial maximum sales charge of 5.50%, for each period. Without the applicable sales charge, the total returns would have been 41.80%, (0.20)% and 3.63% respectively, for each period shown.
(6) Reflects the applicable CDSC. Without the applicable sales charge, total returns would have been 41.72%, (0.65)% and 3.15%, respectively, for each period shown.
(7) Reflects the applicable CDSC. Without the applicable sales charge, the total return for the one year ended March 31, 2004 would have been 41.87%.

CDSC - Contingent Deferred Sales Charge

                               S&P STARS Portfolio

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Prepackaged Software                                                                          4.67
  2.    Computer Related Services                                                                     3.74
  3.    Bank Holding Companies                                                                        3.64
  4.    Semiconductors & Related Devices                                                              3.59
  5.    Radiotelephone Communications                                                                 3.50
  6.    Department Stores                                                                             2.86
  7.    Pharmaceutical Preparations                                                                   2.80
  8.    Commercial Banks                                                                              2.62
  9.    Petroleum Refining                                                                            2.53
 10.    Hospital & Medical Service Plans                                                              2.52


                                TOP TEN HOLDINGS*


                                                                                                   PERCENT OF
RANK    HOLDINGS                                                 INDUSTRY                          NET ASSETS
----    -------------------------------------   -------------------------------------------        ----------
  1.    CNET Networks, Inc.                     Computer Related Services                             3.74
  2.    Pfizer Inc.                             Pharmaceutical Preparations                           2.80
  3.    Citigroup Inc.                          Commercial Banks                                      2.62
  4.    Exxon Mobil Corp.                       Petroleum Refining                                    2.53
  5.    Coventry Health Care, Inc.              Hospital & Medical Service Plans                      2.52
  6.    Apache Corp.                            Crude Petroleum & Natural Gas                         2.34
  7.    Amgen Inc.                              Biological Products                                   2.32
  8.    Rayovac Corp.                           Primary Batteries, Dry & Wet                          2.28
  9.    Allstate Corp. (The)                    Fire, Marine & Casualty Insurance                     2.18
 10.    Best Buy Co., Inc.                      Radio, TV & Electronic Stores                         2.17

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                        S&P STARS Opportunities Portfolio

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Prepackaged Software                                                                          5.35
  2.    Crude Petroleum & Natural Gas                                                                 4.26
  3.    Refrigeration & Heating Equipment                                                             4.15
  4.    Investment Advisory Service                                                                   4.00
  5.    Real Estate Investment Trusts                                                                 3.97
  6.    Information Retrieval Services                                                                2.70
  7.    Chemicals & Allied Products                                                                   2.33
  8.    Primary Batteries, Dry & Wet                                                                  2.28
  9.    Colleges & Universities                                                                       2.27
 10.    Health Services                                                                               2.25


                                TOP TEN HOLDINGS*


                                                                                                   PERCENT OF
RANK    HOLDINGS                                                 INDUSTRY                          NET ASSETS
----    -------------------------------------   -------------------------------------------        ----------
  1.    Bankrate, Inc.                          Information Retrieval Services                        2.70
  2.    FMC Corp.                               Chemicals & Allied Products                           2.33
  3.    Rayovac Corp.                           Primary Batteries, Dry & Wet                          2.28
  4.    Corinthian Colleges, Inc.               Colleges & Universities                               2.27
  5.    WebMD Corp.                             Health Services                                       2.25
  6.    CNET Networks, Inc.                     Computer Related Services                             2.24
  7.    Cytyc Corp.                             Medical & Hospital Equipment                          2.22
  8.    Watts Water Technologies, Inc.          Industrial Valves                                     2.20
  9.    Evergreen Resources, Inc.               Crude Petroleum & Natural Gas                         2.18
 10.    Vishay Intertechnology, Inc.            Electronic Resistors                                  2.16

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                            The Insiders Select Fund

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Bank Holding Companies                                                                       10.19
  2.    Petroleum Refining                                                                            6.22
  3.    Women's Ready-To-Wear Stores                                                                  4.99
  4.    Crude Petroleum & Natural Gas                                                                 4.46
  5.    National Banks                                                                                4.22
  6.    Personal Credit Institutions                                                                  3.52
  7.    Aircraft Engines & Engine Parts                                                               3.25
  8.    Holding Offices                                                                               3.16
  9.    Surety Insurance                                                                              3.01
 10.    Flat Glass                                                                                    2.99


                                TOP TEN HOLDINGS*


                                                                                                   PERCENT OF
RANK    HOLDINGS                                                   INDUSTRY                        NET ASSETS
----    ---------------------------------------   -----------------------------------------        ----------
  1.    FleetBoston Financial Corp.               National Banks                                      4.22
  2.    Sunoco, Inc.                              Petroleum Refining                                  3.98
  3.    American Express Co.                      Personal Credit Institutions                        3.52
  4.    PNC Financial Services Group, Inc.(The)   Bank Holding Companies                              3.27
  5.    United Technologies Corp.                 Aircraft Engines & Engine Parts                     3.25
  6.    MGIC Investment Corp.                     Holding Offices                                     3.16
  7.    Washington Mutual, Inc.                   Bank Holding Companies                              3.08
  8.    MBIA Inc.                                 Surety Insurance                                    3.01
  9.    PPG Industries, Inc.                      Flat Glass                                          2.99
 10.    Kimberly-Clark Corp.                      Sanitary Paper Products                             2.98

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                            Intrinsic Value Portfolio

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Bank Holding Companies                                                                       10.03
  2.    Petroleum Refining                                                                            7.96
  3.    Fire, Marine & Casualty Insurance                                                             7.22
  4.    Commercial Banks                                                                              4.88
  5.    Motion Picture & Video Production                                                             4.43
  6.    Women's Ready-To-Wear Stores                                                                  4.33
  7.    Pharmaceutical Preparations                                                                   4.17
  8.    Telephone Communications                                                                      3.85
  9.    Medical Products                                                                              3.70
 10.    General Medical & Surgical Hospitals                                                          2.61


                                TOP TEN HOLDINGS*


                                                                                                   PERCENT OF
RANK    HOLDINGS                                                 INDUSTRY                          NET ASSETS
----    -------------------------------------   -------------------------------------------        ----------
  1.    Citigroup Inc.                          Commercial Banks                                      4.88
  2.    Bank of America Corp.                   Bank Holding Companies                                4.43
  3.    Liberty Media Corp.                     Motion Picture & Video Production                     3.73
  4.    Johnson & Johnson                       Medical Products                                      3.70
  5.    Exxon Mobil Corp.                       Petroleum Refining                                    3.59
  6.    American International Group, Inc.      Fire, Marine & Casualty Insurance                     2.62
  7.    HCA Inc.                                General Medical & Surgical Hospitals                  2.61
  8.    International Paper Co.                 Paper Mills                                           2.60
  9.    Nokia Corp.                             Communications Equipment                              2.57
 10.    General Electric Co.                    Electric & Electronics Equipment                      2.55

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                            Small Cap Value Portfolio

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Bank Holding Companies                                                                       14.31
  2.    Semiconductors & Related Devices                                                              5.73
  3.    Biological Products                                                                           5.60
  4.    Crude Petroleum & Natural Gas                                                                 5.50
  5.    Real Estate Investment Trusts                                                                 5.07
  6.    Prepackaged Software                                                                          4.48
  7.    Electronic Computers                                                                          4.23
  8.    Computer Integrated Systems Design                                                            3.29
  9.    Freight Transportation Arrangement                                                            3.13
 10.    Oil & Gas Field Services                                                                      2.93


                                TOP TEN HOLDINGS*


                                                                                                   PERCENT OF
RANK    HOLDINGS                                                 INDUSTRY                          NET ASSETS
----    -------------------------------------   -------------------------------------------        ----------
  1.    Genesee & Wyoming Inc., Class A         Freight Transportation Arrangement                    3.13
  2.    Key Energy Services, Inc.               Oil & Gas Field Services                              2.93
  3.    Stage Stores, Inc.                      Department Stores                                     2.85
  4.    Swift Energy Co.                        Crude Petroleum & Natural Gas                         2.84
  5.    InVision Technologies, Inc.             Electromedical Equipment                              2.68
  6.    Magnum Hunter Resources, Inc.           Crude Petroleum & Natural Gas                         2.66
  7.    Headwaters Inc.                         Refuse Systems                                        2.56
  8.    Greater Bay Bancorp                     Bank Holding Companies                                2.50
  9.    BankAtlantic Bancorp, Inc., Class A     Bank Holding Companies                                2.48
 10.    Provident Bankshares Corp.              Bank Holding Companies                                2.48

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             Alpha Growth Portfolio

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Semiconductors & Related Devices                                                             11.66
  2.    Gold Ores                                                                                     6.68
  3.    Motor Vehicles & Car Bodies                                                                   4.92
  4.    Prepackaged Software                                                                          3.53
  5.    Bank Holding Companies                                                                        3.47
  6.    Construction Machinery                                                                        3.44
  7.    Circuit Boards                                                                                3.44
  8.    Electronic Components                                                                         3.33
  9.    Communications Equipment                                                                      2.62
 10.    Mortgage Bankers & Correspondents                                                             2.31


                                TOP TEN HOLDINGS*


                                                                                                   PERCENT OF
RANK    HOLDINGS                                                 INDUSTRY                          NET ASSETS
----    -------------------------------------   -------------------------------------------        ----------
  1.    Telefonaktiebolaget LM Ericsson, ADR    Communications Equipment                              2.62
  2.    Countrywide Financial Corp.             Mortgage Bankers & Correspondents                     2.31
  3.    Symantec Corp.                          Prepackaged Software                                  2.29
  4.    Nortel Networks Corp.                   Telecommunication Equipment                           2.25
  5.    Lucent Technologies Inc.                Computer Integrated Systems Design                    2.24
  6.    International Game Technology           Manufacturing Industries                              2.23
  7.    QUALCOMM Inc.                           Radio & TV Communications Equipment                   2.21
  8.    New York Community Bancorp, Inc.        Banks, Savings Institutions                           2.18
  9.    Apollo Group, Inc., Class A             Colleges & Universities                               2.14
 10.    Capital One Financial Corp.             Personal Credit Institutions                          2.13

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed. All holdings were equally weighted on January 1, 2004. Differences in percentage holdings of each security after January 1, 2004 are due to market movement.

                         International Equity Portfolio

                                 MARCH 31, 2004
                                   (UNAUDITED)


                           TOP TEN INDUSTRY WEIGHTINGS


                                                                                                   PERCENT OF
RANK    INDUSTRY                                                                                   NET ASSETS
----    -----------------------------------------------------------------------------------        ----------
  1.    Foreign Banks, Branches & Agencies                                                           11.17
  2.    Real Estate                                                                                   7.47
  3.    Insurance Carriers                                                                            6.92
  4.    Telephone Communications                                                                      6.30
  5.    Internet Service Provider                                                                     5.09
  6.    Electronic Components & Accessories                                                           3.90
  7.    Computer-Integrated Systems                                                                   3.53
  8.    Financial Services                                                                            3.05
  9.    Fire, Marine & Casualty Insurance                                                             2.98
 10.    Radio & Telephone Communications                                                              2.86


                                TOP TEN HOLDINGS*


                                                                                                    PERCENT OF
RANK    HOLDINGS                                                        INDUSTRY                    NET ASSETS
----    -------------------------------------          -------------------------------------------  ----------
  1.    Yahoo Japan Corp.                              Internet Service Provider                      5.09
  2.    Sun Hung Kai Properties Ltd.                   Real Estate                                    3.65
  3.    Research in Motion Ltd.                        Computer-Integrated Systems                    3.53
  4.    AXA                                            Insurance Carriers                             2.90
  5.    Siemens AG                                     Motors & Generators                            2.73
  6.    Standard Chartered plc                         Foreign Banks, Branches & Agencies             2.59
  7.    Credit Suisse Group                            Foreign Banks, Branches & Agencies             2.51
  8.    Huaneng Power International, Inc.              Electric Services                              2.44
  9.    Koninklijki (Royal) Philips Electronics N.V.   Radio & Television Communications Equipment    2.33
 10.    Zurich Financial Services AG                   Insurance Carriers                             2.30

----------
* Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell securities mentioned. The Portfolio is actively managed, therefore holdings may not be current. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 100.68%

            AUTO & HOME SUPPLY STORES - 2.09%
  360,000   AutoZone, Inc.+                                      $    30,949,200
                                                                 ---------------

            BANK HOLDING COMPANIES - 3.64%
  280,000   Bank of America Corp.++                                   22,674,400
1,120,000   MBNA Corp.                                                30,945,600
                                                                 ---------------
                                                                      53,620,000
                                                                 ---------------

            BIOLOGICAL PRODUCTS - 2.32%
  590,000   Amgen Inc.+*                                              34,320,300
                                                                 ---------------

            BLAST FURNACES & STEEL MILLS - 0.83%
  330,000   United States Steel Corp.++                               12,299,100
                                                                 ---------------

            BOTTLED & CANNED SOFT DRINKS - 0.91%
  250,000   PepsiCo, Inc.                                             13,462,500
                                                                 ---------------

            CABLE & OTHER PAY TV SERVICES - 2.09%
1,110,000   Comcast Corp., Special Class A*                           30,946,800
                                                                 ---------------

            COMMERCIAL BANKS - 2.62%
  750,000   Citigroup Inc.                                            38,775,000
                                                                 ---------------

            COMPUTER PERIPHERAL EQUIPMENT - 2.02%
1,270,000   Cisco Systems, Inc.*                                      29,870,400
                                                                 ---------------

            COMPUTER RELATED SERVICES - 3.74%
5,330,000   CNET Networks, Inc.^*                                     55,058,900
                                                                 ---------------

            COMPUTERS, PERIPHERALS & SOFTWARE - 1.43%
  230,000   International Business Machines Corp.                     21,123,200
                                                                 ---------------

            CRUDE PETROLEUM & NATURAL GAS - 2.34%
  800,000   Apache Corp.+                                             34,536,000
                                                                 ---------------

            DEPARTMENT STORES - 2.86%
  530,000   Neiman Marcus Group, Inc. (The),
              Class A                                                 28,588,200
  780,500   Saks Inc.*++                                              13,736,800
                                                                 ---------------
                                                                      42,325,000
                                                                 ---------------

            DRILLING OIL & GAS WELLS - 1.94%
1,020,000   ENSCO International Inc.*                                 28,733,400
                                                                 ---------------

            DRUGS, PROPRIETARIES & SUNDRIES - 2.01%
  430,000   Cardinal Health, Inc.                                     29,627,000
                                                                 ---------------

            ELECTRIC SERVICES - 2.15%
3,860,000   Reliant Resources, Inc.*                             $    31,690,600
                                                                 ---------------

            ELECTROMEDICAL EQUIPMENT - 1.97%
  610,000   Medtronic, Inc.*                                          29,127,500
                                                                 ---------------

            ELECTRONIC RESISTORS - 2.17%
1,500,000   Vishay Intertechnology, Inc.*                             32,010,000
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 2.18%
  710,000   Allstate Corp. (The)                                      32,276,600
                                                                 ---------------

            GAS TRANSMISSION & DISTRIBUTION - 1.46%
2,250,000   Williams Cos., Inc. (The)++                               21,532,500
                                                                 ---------------

            HOLDING OFFICES - 1.62%
2,510,000   America West Holdings Corp.,
              Class B+*(a)                                            23,920,300
                                                                 ---------------

            HOSPITAL & MEDICAL SERVICE PLANS - 2.52%
  880,000   Coventry Health Care, Inc.*                               37,250,400
                                                                 ---------------

            INFORMATION RETRIEVAL SERVICES - 0.52%
  130,000   Bankrate, Inc.^*                                           2,588,300
3,870,000   SportsLine.com, Inc.^*(a)                                  5,147,100
                                                                 ---------------
                                                                       7,735,400
                                                                 ---------------

            INVESTMENT ADVISORY SERVICE - 2.04%
  790,000   Eaton Vance Corp.+                                        30,114,800
                                                                 ---------------

            LUMBER & OTHER BUILDING MATERIALS - 2.05%
  810,000   Home Depot, Inc. (The)+                                   30,261,600
                                                                 ---------------

            MEASURING & CONTROLLING DEVICES - 1.22%
  750,000   MKS Instruments, Inc.*                                    18,007,500
                                                                 ---------------

            MEDICAL & HOSPITAL EQUIPMENT - 1.13%
  750,000   Cytyc Corp.*                                              16,687,500
                                                                 ---------------

            MEDICINALS & BOTANICALS - 1.61%
  500,000   Celgene Corp.*                                            23,825,000
                                                                 ---------------

            MOTOR VEHICLE PARTS & ACCESSORIES - 1.85%
  440,000   Lear Corp.+*                                              27,262,400
                                                                 ---------------

            PETROLEUM REFINING - 2.53%
  900,000   Exxon Mobil Corp.                                         37,431,000
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            PHARMACEUTICAL PREPARATIONS - 2.80%
1,180,000   Pfizer Inc.                                          $    41,359,000
                                                                 ---------------

            PLASTICS, MATERIALS & RESINS - 2.04%
  750,000   Dow Chemical Co. (The)*                                   30,210,000
                                                                 ---------------

            POWER DRIVEN HAND TOOLS - 2.00%
  520,000   Black & Decker Corp. (The)*                               29,608,800
                                                                 ---------------

            PREPACKAGED SOFTWARE - 4.67%
  700,000   Adobe Systems Inc.                                        27,601,000
1,360,000   E.piphany, Inc.^*                                          9,819,200
1,500,000   Sybase, Inc.*                                             31,485,000
                                                                 ---------------
                                                                      68,905,200
                                                                 ---------------

            PRIMARY BATTERIES, DRY & WET - 2.28%
1,180,000   Rayovac Corp.*                                            33,748,000
                                                                 ---------------

            RADIO & TV COMMUNICATIONS EQUIPMENT - 2.07%
  460,000   QUALCOMM Inc.                                             30,553,200
                                                                 ---------------

            RADIO BROADCASTING - 0.41%
  300,000   Cumulus Media Inc., Class A*                               5,997,000
                                                                 ---------------

            RADIO, TV & ELECTRONIC STORES - 2.17%
  620,000   Best Buy Co., Inc.                                        32,066,400
                                                                 ---------------

            RADIOTELEPHONE COMMUNICATIONS - 3.50%
1,100,000   Nextel Communications, Inc., Class A*                     27,203,000
1,930,000   Nextel Partners, Inc., Class A*                           24,433,800
                                                                 ---------------
                                                                      51,636,800
                                                                 ---------------

            REAL ESTATE INVESTMENT TRUSTS - 2.04%
  480,000   Chelsea Property Group, Inc.++                            30,211,200
                                                                 ---------------

            REFRIGERATION & HEATING EQUIPMENT - 2.00%
  260,000   American Standard Cos. Inc.*                              29,575,000
                                                                 ---------------

            SECURITY BROKERS & DEALERS - 2.13%
  380,000   Lehman Brothers Holdings Inc. (b)                         31,490,600
                                                                 ---------------

            SECURITY SYSTEMS SERVICES - 2.06%
1,060,000   Tyco International Ltd.++                                 30,369,000
                                                                 ---------------

            SEMICONDUCTORS & RELATED DEVICES - 3.59%
  500,000   Analog Devices, Inc.                                 $    24,005,000
1,070,000   Intel Corp.                                               29,104,000
                                                                 ---------------
                                                                      53,109,000
                                                                 ---------------

            SOAP & OTHER DETERGENTS - 2.09%
  295,000   Procter & Gamble Co. (The)                                30,939,600
                                                                 ---------------

            SPECIAL INDUSTRY MACHINERY - 0.14%
  100,000   Applied Materials, Inc.*                                   2,138,000
                                                                 ---------------

            SURETY INSURANCE - 2.00%
  400,000   Ambac Financial Group, Inc.+                              29,512,000
                                                                 ---------------

            SURGICAL & MEDICAL INSTRUMENTS - 1.50%
1,300,000   Intuitive Surgical, Inc.+*                                22,100,000
                                                                 ---------------
            TELEPHONE COMMUNICATIONS - 1.35%
  400,000   ALLTEL Corp.                                              19,956,000
                                                                 ---------------

            WINES, BRANDY & BRANDY SPIRITS - 1.98%
  910,000   Constellation Brands, Inc., Class A*(b)                   29,211,000
                                                                 ---------------
            Total Common Stocks
              (cost - $1,318,756,700)                              1,487,475,700
                                                                 ---------------

            SHORT-TERM INVESTMENT -- 0.00%
            INVESTMENT COMPANY - 0.00%
   37,486   Federated Government Obligations 0.90%**
              (cost - $37,486)                                            37,486
                                                                 ---------------
            Total Investments -- 100.68%
              (cost - $1,318,794,186)                              1,487,513,186
            Securities Lending
              Collateral (c) -- 3.06%                                 45,234,068
            Liabilities in excess of other
              assets -- (3.74)%                                      (55,310,168)
                                                                 ---------------
            Net Assets -- 100.00%                                $ 1,477,437,086
                                                                 ===============

            SHORT SALES OF COMMON STOCKS -- (1.80)%
            ADVERTISING - (0.44)%
  250,000   Monster Worldwide Inc.+++*                           $     6,550,000
                                                                 ---------------

            BREAD, CAKE & RELATED PRODUCTS - (0.87)%
1,130,000   Interstate Bakeries Corp.+++                              12,848,100
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            SHORT SALES OF COMMON STOCKS (CONTINUED)

            COMPUTER PERIPHERAL EQUIPMENT - (0.32)%
  650,000   Extreme Networks, Inc.+++*                           $     4,686,500
                                                                 ---------------

            TIRES & INNER TUBES - (0.17)%
  300,000   Goodyear Tire & Rubber Co.
              (The)+++*                                                2,562,000
                                                                 ---------------
            Total Short Sales of Common Stocks
              (proceeds received - $27,696,773)                  $    26,646,600
                                                                 ===============

----------
Unless otherwise indicated, all common stocks held long are ranked as five stars.
+    Currently ranked as four stars.
++   Currently ranked as three stars.
+++  Currently ranked as one star.
^    Not ranked by stars.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.
(a) Affiliated company; see additional disclosure in the financial statements and notes thereto.
(b)  A portion of this security is used as collateral for securities sold short.
(c)  Cash collateral invested in various money market mutual funds.

S&P STARS RANKING:
Five stars  -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars  -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars   -- Avoid -- Expect to be a below average performer.
One star    -- Sell -- Expect to be a well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                        S&P STARS Opportunities Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 100.24%

            AUTO & HOME SUPPLY STORES - 2.03%
   62,000   CSK Auto Corp.*                                      $     1,122,820
                                                                 ---------------

            BLAST FURNACES & STEEL MILLS - 2.12%
   19,000   Nucor Corp.                                                1,168,120
                                                                 ---------------

            CHEMICALS & ALLIED PRODUCTS - 2.33%
   30,000   FMC Corp.*                                                 1,284,600
                                                                 ---------------

            COLLEGES & UNIVERSITIES - 2.27%
   38,000   Corinthian Colleges, Inc.*                                 1,256,280
                                                                 ---------------

            COMPUTER RELATED SERVICES - 2.24%
  120,000   CNET Networks, Inc.^*                                      1,239,600
                                                                 ---------------

            CONSTRUCTION MACHINERY - 1.81%
   70,000   JLG Industries, Inc.++                                     1,001,000
                                                                 ---------------

            CRUDE PETROLEUM & NATURAL GAS - 4.26%
   18,000   Burlington Resources Inc.                                  1,145,340
   35,000   Evergreen Resources, Inc.*                                 1,202,250
                                                                 ---------------
                                                                       2,347,590
                                                                 ---------------

            DATA PROCESSING & PREPARATION - 2.16%
   23,000   Affiliated Computer Services, Inc.,
              Class A*                                                 1,193,700
                                                                 ---------------

            DEPARTMENT STORES - 1.95%
   20,000   Neiman Marcus Group, Inc. (The),
              Class A                                                  1,078,800
                                                                 ---------------

            DRILLING OIL & GAS WELLS - 1.99%
   39,000   ENSCO International Inc.*                                  1,098,630
                                                                 ---------------

            EATING PLACES - 2.08%
   67,000   Ryan's Family Steak Houses, Inc.*                          1,146,370
                                                                 ---------------

            ELECTRIC SERVICES - 2.08%
  140,000   Reliant Resources, Inc.*                                   1,149,400
                                                                 ---------------

            ELECTRONIC RESISTORS - 2.16%
   56,000   Vishay Intertechnology, Inc.*                              1,195,040
                                                                 ---------------

            FERROALLOY ORES - 2.07%
   33,000   Inco Ltd.+*                                                1,142,790
                                                                 ---------------

            GAS TRANSMISSION & DISTRIBUTION - 1.96%
  113,000   Williams Cos., Inc. (The)++                          $     1,081,410
                                                                 ---------------

            HEALTH SERVICES - 2.25%
  140,000   WebMD Corp.^*                                              1,244,600
                                                                 ---------------

            HOLDING OFFICES - 1.12%
   65,000   America West Holdings Corp.,
              Class B+*                                                  619,450
                                                                 ---------------

            HOSPITAL & MEDICAL SERVICE PLANS - 2.11%
   27,500   Coventry Health Care, Inc.*                                1,164,075
                                                                 ---------------

            HOSPITALS - 1.93%
   34,500   Triad Hospitals, Inc.*                                     1,063,290
                                                                 ---------------

            HOTELS, MOTELS & TOURIST COURTS - 1.77%
  130,000   La Quinta Corp.*                                             980,200
                                                                 ---------------

            INDUSTRIAL VALVES - 2.20%
   52,000   Watts Water Technologies, Inc., Class A                    1,216,280
                                                                 ---------------

            INFORMATION RETRIEVAL SERVICES - 2.70%
   75,000   Bankrate, Inc.^*                                           1,493,250
                                                                 ---------------

            INVESTMENT ADVISORY SERVICE - 4.00%
   20,250   Affiliated Managers Group, Inc.+*                          1,105,245
   29,000   Eaton Vance Corp.+                                         1,105,480
                                                                 ---------------
                                                                       2,210,725
                                                                 ---------------

            MEASURING & CONTROLLING DEVICES - 2.13%
   49,000   MKS Instruments, Inc.*                                     1,176,490
                                                                 ---------------

            MEDICAL & HOSPITAL EQUIPMENT - 2.22%
   55,000   Cytyc Corp.*                                               1,223,750
                                                                 ---------------

            MEDICINALS & BOTANICALS - 2.07%
   24,000   Celgene Corp.*                                             1,143,600
                                                                 ---------------

            MEN'S & BOYS' CLOTHING - 2.02%
   51,000   Quiksilver, Inc.*                                          1,114,350
                                                                 ---------------

            MISC. BUSINESS CREDIT INSTITUTIONS - 1.30%
   55,000   Providian Financial Corp.*                                   720,500
                                                                 ---------------

            PHARMACEUTICAL PREPARATIONS - 1.92%
   39,000   Andrx Corp.*                                               1,060,800
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            PLASTICS, FOAM PRODUCTS - 1.98%
   22,000   Sealed Air Corp.*                                    $     1,094,060
                                                                 ---------------

            POWER DRIVEN HAND TOOLS - 2.06%
   20,000   Black & Decker Corp. (The)*                                1,138,800
                                                                 ---------------

            PREPACKAGED SOFTWARE - 5.35%
   29,000   Adobe Systems Inc.                                         1,143,470
   51,000   BEA Systems, Inc.*                                           650,760
   55,000   Sybase, Inc.*                                              1,154,450
                                                                 ---------------
                                                                       2,948,680
                                                                 ---------------

            PRIMARY BATTERIES, DRY & WET - 2.28%
   44,000   Rayovac Corp.*                                             1,258,400
                                                                 ---------------

            RADIO BROADCASTING - 1.99%
   55,000   Cumulus Media Inc., Class A*                               1,099,450
                                                                 ---------------

            RADIO, TV & ELECTRONIC STORES - 2.15%
   23,000   Best Buy Co., Inc.                                         1,189,560
                                                                 ---------------

            RADIOTELEPHONE COMMUNICATIONS - 2.15%
   94,000   Nextel Partners, Inc., Class A*                            1,190,040
                                                                 ---------------

            REAL ESTATE INVESTMENT TRUSTS - 3.97%
   17,500   Chelsea Property Group, Inc.++                             1,101,450
   18,000   Vornado Realty Trust                                       1,088,640
                                                                 ---------------
                                                                       2,190,090
                                                                 ---------------

            REFRIGERATION & HEATING EQUIPMENT - 4.15%
   10,000   American Standard Cos. Inc.*                               1,137,500
   39,000   Manitowoc Co., Inc. (The)                                  1,153,620
                                                                 ---------------
                                                                       2,291,120
                                                                 ---------------

            SAVINGS & LOAN ASSOCIATIONS - 1.84%
   28,000   IndyMac Bancorp, Inc.                                      1,016,120
                                                                 ---------------

            SECURITY BROKERS & DEALERS - 1.97%
   13,100   Lehman Brothers Holdings Inc.                              1,085,597
                                                                 ---------------

            SEMICONDUCTORS & RELATED DEVICES - 2.09%
   48,000   Fairchild Semiconductor International,
              Inc., Class A+*                                          1,153,440
                                                                 ---------------

            SINGLE-FAMILY HOUSING CONSTRUCTION - 0.98%
   10,000   Lennar Corp.                                         $       540,300
                                                                 ---------------

            SURETY INSURANCE - 2.00%
   15,000   Ambac Financial Group, Inc.+                               1,106,700
                                                                 ---------------

            WINES, BRANDY & BRANDY SPIRITS - 2.03%
   35,000   Constellation Brands, Inc., Class A*                       1,123,500
                                                                 ---------------
            Total Common Stocks
              (cost - $50,194,038)                                    55,363,367
                                                                 ---------------

            SHORT-TERM INVESTMENT -- 0.15%
            INVESTMENT COMPANY - 0.15%
   82,780   Federated Government Obligations 0.90%^**
              (cost - $82,780)                                            82,780
                                                                 ---------------
            Total Investments -- 100.39%
              (cost - $50,276,818)                                    55,446,147
            Liabilities in excess of other
              assets -- (0.39)%                                         (216,067)
                                                                 ---------------
            Net Assets -- 100.00%                                $    55,230,080
                                                                 ===============

----------
Unless otherwise indicated, all common stocks held long are ranked as five stars.
+    Currently ranked as four stars.
++   Currently ranked as three stars.
^    Not ranked by stars.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.

S&P STARS RANKING:
Five stars  -- Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars  -- Accumulate -- Expect to be an above average performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars   -- Avoid -- Expect to be a below average performer.
One star    -- Sell -- Expect to be a well below average performer and to fall in price.

The accompanying notes are an integral part of the financial statements.

                            The Insiders Select Fund
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 89.43%

            ACCIDENT & HEALTH INSURANCE - 2.98%
   27,800   AFLAC Inc.                                           $     1,115,892
                                                                 ---------------

            ADVERTISING AGENCIES - 0.86%
   21,000   Interpublic Group of Cos., Inc. (The)                        322,980
                                                                 ---------------

            AIRCRAFT ENGINES & ENGINE PARTS - 3.25%
   14,100   United Technologies Corp.                                  1,216,830
                                                                 ---------------

            BANK HOLDING COMPANIES - 10.19%
    7,300   Bank of America Corp.                                        591,154
   15,600   Comerica Inc.                                                847,392
   22,100   PNC Financial Services Group, Inc. (The)                   1,224,782
   27,000   Washington Mutual, Inc.                                    1,153,170
                                                                 ---------------
                                                                       3,816,498
                                                                 ---------------

            COMMUNICATIONS EQUIPMENT - 2.67%
   49,300   Nokia Corp., ADR                                             999,804
                                                                 ---------------

            CREDIT REPORTING SERVICES - 2.64%
   18,500   Dun & Bradstreet Corp. (The)*                                989,750
                                                                 ---------------

            CRUDE PETROLEUM & NATURAL GAS - 4.46%
   16,700   Anadarko Petroleum Corp.                                     866,062
   18,634   Apache Corp.                                                 804,430
                                                                 ---------------
                                                                       1,670,492
                                                                 ---------------

            DEPARTMENT STORES - 2.55%
   27,600   May Department Stores Co. (The)                              954,408
                                                                 ---------------

            EATING PLACES - 0.58%
    7,600   McDonald's Corp.                                             217,132
                                                                 ---------------

            ELECTRIC SERVICES - 1.50%
    8,400   FPL Group, Inc.                                              561,540
                                                                 ---------------

            ELEVATORS & MOVING STAIRWAYS - 0.57%
    5,500   Dover Corp.                                                  213,235
                                                                 ---------------

            FINANCE SERVICES - 2.27%
   20,200   First Data Corp.                                             851,632
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 1.94%
   42,400   Travelers Property Casualty Corp.,
              Class A                                                    727,160
                                                                 ---------------

            FLAT GLASS - 2.99%
   19,200   PPG Industries, Inc.                                 $     1,119,360
                                                                 ---------------

            FOOD & KINDRED PRODUCTS - 1.43%
   16,700   Kraft Foods Inc., Class A                                    534,567
                                                                 ---------------

            HOLDING OFFICES - 3.16%
   18,400   MGIC Investment Corp.                                      1,181,832
                                                                 ---------------

            INSURANCE AGENTS, BROKERS & SERVICES - 2.31%
   18,700   Marsh & McLennan Cos., Inc.                                  865,810
                                                                 ---------------

            LIFE INSURANCE - 2.53%
   20,000   Lincoln National Corp.                                       946,400
                                                                 ---------------

            LUMBER & OTHER BUILDING MATERIALS - 2.64%
   26,500   Home Depot, Inc. (The)                                       990,040
                                                                 ---------------

            MOTION PICTURE & VIDEO PRODUCTION - 1.28%
   43,837   Liberty Media Corp., Class A*                                480,015
                                                                 ---------------

            MOTORS & GENERATORS - 1.17%
    7,300   Emerson Electric Co.                                         437,416
                                                                 ---------------

            NATIONAL BANKS - 4.22%
   35,200   FleetBoston Financial Corp.                                1,580,480
                                                                 ---------------

            NEWSPAPERS - 1.54%
    7,900   Knight-Ridder, Inc.                                          578,675
                                                                 ---------------

            PAPER MILLS - 1.90%
   16,800   International Paper Co.                                      709,968
                                                                 ---------------

            PERSONAL CREDIT INSTITUTIONS - 3.52%
   25,400   American Express Co.                                       1,316,990
                                                                 ---------------

            PETROLEUM REFINING - 6.22%
   12,000   ConocoPhillips                                               837,720
   23,900   Sunoco, Inc.                                               1,490,882
                                                                 ---------------
                                                                       2,328,602
                                                                 ---------------

            SANITARY PAPER PRODUCTS - 2.98%
   17,700   Kimberly-Clark Corp.                                       1,116,870
                                                                 ---------------

            SECURITY SYSTEMS SERVICES - 2.31%
   30,200   Tyco International Ltd.                                      865,230
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            SURETY INSURANCE - 3.01%
   18,000   MBIA Inc.                                            $     1,128,600
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 1.69%
   34,300   Sprint Corp. (FON Group)                                     632,149
                                                                 ---------------

            U.S. GOVERNMENT AGENCY - 1.85%
    9,300   Fannie Mae                                                   691,455
                                                                 ---------------

            WOMEN'S READY-TO-WEAR STORES - 4.99%
   42,700   Limited Brands, Inc.                                         854,000
   41,300   TJX Cos., Inc. (The)                                       1,014,328
                                                                 ---------------
                                                                       1,868,328
                                                                 ---------------

            WOODWORKING MACHINERY - 1.23%
    7,800   Pentair, Inc.                                                460,200
                                                                 ---------------
            Total Common Stocks
              (cost - $24,567,827)                                    33,490,340
                                                                 ---------------

            SHORT-TERM INVESTMENTS -- 11.05%
            INVESTMENT COMPANY - 1.70%
  637,148   Federated Government Obligations
              0.90%**                                            $       637,148
                                                                 ---------------

PRINCIPAL
 AMOUNT
 (000'S)
---------
            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 9.35%
$   3,500   Freddie Mac, Discount Notes
              0.99%, 04/01/04                                          3,500,000
                                                                 ---------------
            Total Short-Term Investments
              (cost - $4,137,148)                                      4,137,148
                                                                 ---------------
            Total Investments -- 100.48%
              (cost - $28,704,976)                                    37,627,488
            Liabilities in excess of other
              assets -- (0.48)%                                         (180,638)
                                                                 ---------------
            Net Assets -- 100.00%                                $    37,446,850
                                                                 ===============

----------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.

The accompanying notes are an integral part of the financial statements.

                            Intrinsic Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 97.01%

            ADVERTISING AGENCIES - 0.92%
   65,600   Interpublic Group of Cos., Inc. (The)                $     1,008,928
                                                                 ---------------

            AIRCRAFT ENGINES & ENGINE PARTS - 1.51%
   19,200   United Technologies Corp.                                  1,656,960
                                                                 ---------------

            BANK HOLDING COMPANIES - 10.03%
   60,000   Bank of America Corp.                                      4,858,800
   54,100   J.P. Morgan Chase & Co.                                    2,269,495
   25,827   Washington Mutual, Inc.                                    1,103,071
   48,900   Wells Fargo & Co.                                          2,771,163
                                                                 ---------------
                                                                      11,002,529
                                                                 ---------------

            CABLE & OTHER PAY TV SERVICES - 1.47%
   56,000   Comcast Corp., Class A*                                    1,609,440
                                                                 ---------------

            CEREAL BREAKFAST FOODS - 1.15%
   27,000   General Mills, Inc.                                        1,260,360
                                                                 ---------------

            CIGARETTES - 2.08%
   41,800   Altria Group, Inc.                                         2,276,010
                                                                 ---------------

            COMMERCIAL BANKS - 4.88%
  103,433   Citigroup Inc.                                             5,347,486
                                                                 ---------------

            COMMUNICATIONS EQUIPMENT - 2.57%
  138,900   Nokia Corp., ADR                                           2,816,892
                                                                 ---------------

            COMPUTER RELATED SERVICES - 0.63%
   35,700   Electronic Data Systems Corp.                                690,795
                                                                 ---------------

            CRUDE PETROLEUM & NATURAL GAS - 1.66%
   35,200   Anadarko Petroleum Corp.                                   1,825,472
                                                                 ---------------

            DEPARTMENT STORES - 1.89%
   45,900   Target Corp.                                               2,067,336
                                                                 ---------------

            ELECTRIC & ELECTRONIC EQUIPMENT - 2.55%
   91,800   General Electric Co.                                       2,801,736
                                                                 ---------------

            ELECTRONIC COMPUTERS - 1.71%
   81,900   Hewlett-Packard Co.                                        1,870,596
                                                                 ---------------

            FINANCE SERVICES - 2.18%
   56,600   First Data Corp.                                           2,386,256
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 7.22%
   51,000   Allstate Corp. (The)                                 $     2,318,460
   40,200   American International Group, Inc.                         2,868,270
  159,200   Travelers Property Casualty Corp.,
              Class A                                                  2,730,280
                                                                 ---------------
                                                                       7,917,010
                                                                 ---------------

            GENERAL MEDICAL & SURGICAL HOSPITALS - 2.61%
   70,600   HCA Inc.                                                   2,867,772
                                                                 ---------------

            HOLDING OFFICES - 1.43%
   24,500   MGIC Investment Corp.                                      1,573,635
                                                                 ---------------

            INSURANCE AGENTS, BROKERS & SERVICES - 2.52%
   59,600   Marsh & McLennan Cos., Inc.                                2,759,480
                                                                 ---------------

            LIFE INSURANCE - 1.59%
   32,500   Torchmark Corp.                                            1,748,175
                                                                 ---------------

            LUMBER & OTHER BUILDING MATERIALS - 1.62%
   47,500   Home Depot, Inc. (The)                                     1,774,600
                                                                 ---------------

            MEDICAL PRODUCTS - 3.70%
   80,000   Johnson & Johnson                                          4,057,600
                                                                 ---------------

            MOTION PICTURE & VIDEO PRODUCTION - 4.43%
  374,006   Liberty Media Corp., Class A*                              4,095,366
   45,100   Time Warner Inc.*                                            760,386
                                                                 ---------------
                                                                       4,855,752
                                                                 ---------------

            NATIONAL BANKS - 2.06%
   81,700   U.S. Bancorp                                               2,259,005
                                                                 ---------------

            OFFICE MACHINES - 1.17%
   30,200   Pitney Bowes Inc.                                          1,286,822
                                                                 ---------------

            PAPER MILLS - 2.60%
   67,500   International Paper Co.                                    2,852,550
                                                                 ---------------

            PERSONAL CREDIT INSTITUTIONS - 2.49%
   52,600   American Express Co.                                       2,727,310
                                                                 ---------------

            PETROLEUM REFINING - 7.96%
   28,356   ChevronTexaco Corp.                                        2,489,090
   32,900   ConocoPhillips                                             2,296,749
   94,800   Exxon Mobil Corp.                                          3,942,732
                                                                 ---------------
                                                                       8,728,571
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            PHARMACEUTICAL PREPARATIONS - 4.17%
   38,300   Abbott Laboratories                                  $     1,574,130
   13,300   Merck & Co., Inc.                                            587,727
   68,900   Pfizer Inc.                                                2,414,945
                                                                 ---------------
                                                                       4,576,802
                                                                 ---------------

            SANITARY PAPER PRODUCTS - 2.20%
   38,300   Kimberly-Clark Corp.                                       2,416,730
                                                                 ---------------

            SECURITY BROKERS & DEALERS - 0.94%
   18,000   Morgan Stanley                                             1,031,400
                                                                 ---------------

            SECURITY SYSTEMS SERVICES - 2.12%
   81,000   Tyco International Ltd.                                    2,320,650
                                                                 ---------------

            SHIP BUILDING & REPAIRING - 0.86%
   10,600   General Dynamics Corp.                                       946,898
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 3.85%
   62,300   BellSouth Corp.                                            1,725,087
   46,100   SBC Communications Inc.                                    1,131,294
   37,500   Verizon Communications Inc.                                1,370,250
                                                                 ---------------
                                                                       4,226,631
                                                                 ---------------

            U.S. GOVERNMENT AGENCY - 1.91%
   28,200   Fannie Mae                                                 2,096,670
                                                                 ---------------

            WOMEN'S READY-TO-WEAR STORES - 4.33%
  116,800   Limited Brands, Inc.                                       2,336,000
   98,200   TJX Cos., Inc. (The)                                       2,411,792
                                                                 ---------------
                                                                       4,747,792
                                                                 ---------------
            Total Common Stocks
              (cost - $90,334,433)                                   106,392,651
                                                                 ---------------

            SHORT-TERM INVESTMENT -- 2.89%
            INVESTMENT COMPANY - 2.89%
3,172,949   Federated Government Obligations 0.90%**
              (cost - $3,172,949)                                $     3,172,949
                                                                 ---------------
            Total Investments -- 99.90%
              (cost - $93,507,382)                                   109,565,600
            Other assets in excess of
              liabilities -- 0.10%                                       107,446
                                                                 ---------------
            Net Assets -- 100.00%                                $   109,673,046
                                                                 ===============

----------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.

The accompanying notes are an integral part of the financial statements.

                            Small Cap Value Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 104.24%

            AIRCRAFT ENGINES & ENGINE PARTS - 1.63%
   11,400   Woodward Governor Co.                                $       726,636
                                                                 ---------------

            ALUMINUM EXTRUDED PRODUCTS - 1.29%
   39,400   Tredegar Corp.                                               576,422
                                                                 ---------------

            ANALYTICAL INSTRUMENTS - 2.20%
   52,100   Molecular Devices Corp.*                                     981,564
                                                                 ---------------

            BANK HOLDING COMPANIES - 14.31%
   65,200   BankAtlantic Bancorp, Inc., Class A                        1,105,792
   30,000   Commercial Federal Corp.                                     828,000
   38,100   Greater Bay Bancorp                                        1,114,424
   20,300   MAF Bancorp, Inc.                                            882,238
   35,200   Provident Bankshares Corp.                                 1,104,576
   49,650   Republic Bancorp, Inc.                                       698,079
   25,100   Susquehanna Bancshares, Inc.                                 643,313
                                                                 ---------------
                                                                       6,376,422
                                                                 ---------------

            BIOLOGICAL PRODUCTS - 5.60%
   55,000   Abgenix, Inc.*                                               730,950
   22,000   Connetics Corp.*                                             487,740
   57,800   Nabi Biopharmaceuticals*                                     898,790
    9,200   Techne Corp.*                                                375,452
                                                                 ---------------
                                                                       2,492,932
                                                                 ---------------

            COATINGS & PAINT - 0.03%
      374   Kronos Worldwide, Inc.                                        11,333
                                                                 ---------------

            COMPUTER INTEGRATED SYSTEMS DESIGN - 3.29%
   31,400   JDA Software Group, Inc.*                                    456,870
   53,900   Scientific Games Corp.*                                    1,009,008
                                                                 ---------------
                                                                       1,465,878
                                                                 ---------------

            COMPUTERS, PERIPHERALS & SOFTWARE - 2.17%
   20,200   ScanSource, Inc.*                                            968,388
                                                                 ---------------

            COPPER FOUNDRIES - 1.55%
   20,300   Mueller Industries, Inc.                                     689,997
                                                                 ---------------

            CRUDE PETROLEUM & NATURAL GAS - 5.50%
  116,900   Magnum Hunter Resources, Inc.*                             1,185,366
   67,100   Swift Energy Co.*                                          1,264,835
                                                                 ---------------
                                                                       2,450,201
                                                                 ---------------

            DATA PROCESSING & PREPARATION - 2.21%
   60,100   eFunds Corp.*                                        $       985,640
                                                                 ---------------

            DEPARTMENT STORES - 2.85%
   32,800   Stage Stores, Inc.*                                        1,269,032
                                                                 ---------------

            DIRECT MAIL ADVERTISING SERVICES - 1.71%
   23,600   ADVO, Inc.*                                                  760,392
                                                                 ---------------

            ELECTRIC SERVICES - 1.13%
   20,500   UniSource Energy Corp.                                       503,685
                                                                 ---------------

            ELECTROMEDICAL EQUIPMENT - 2.68%
   24,000   InVision Technologies, Inc.*                               1,192,080
                                                                 ---------------

            ELECTRONIC COMPUTERS - 4.23%
  117,500   Adaptec, Inc.*                                             1,029,300
   75,800   Fargo Electronics, Inc.*                                     856,540
                                                                 ---------------
                                                                       1,885,840
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 1.71%
   21,700   Selective Insurance Group, Inc.                              761,019
                                                                 ---------------

            FREIGHT TRANSPORTATION ARRANGEMENT - 3.13%
   56,400   Genesee & Wyoming Inc., Class A*                           1,393,080
                                                                 ---------------

            GAMES, TOYS & CHILDREN'S VEHICLES - 1.74%
   16,700   Shuffle Master, Inc.*                                        776,383
                                                                 ---------------

            GAS TRANSMISSION & DISTRIBUTION - 2.37%
   25,600   Energen Corp.                                              1,056,000
                                                                 ---------------

            INFORMATION RETRIEVAL SERVICES - 1.54%
   16,100   FactSet Research Systems Inc.                                685,216
                                                                 ---------------

            INORGANIC PIGMENTS - 1.64%
   52,400   NL Industries, Inc.                                          728,360
                                                                 ---------------

            JEWELRY STORES - 1.51%
   10,900   Zale Corp.*                                                  670,895
                                                                 ---------------

            KIDNEY DIALYSIS CENTERS - 1.90%
   18,500   Renal Care Group, Inc.*                                      846,560
                                                                 ---------------

            MANAGEMENT SERVICES - 2.16%
   36,300   SOURCECORP, Inc.*                                            961,950
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MOTOR VEHICLE PARTS & ACCESSORIES - 0.63%
    7,900   Superior Industries International, Inc.              $       279,976
                                                                 ---------------

            NONFERROUS WIRE DRAWING & INSULATING - 2.22%
   56,400   Andrew Corp.*                                                987,000
                                                                 ---------------

            OIL & GAS FIELD SERVICES - 2.93%
  118,700   Key Energy Services, Inc.*                                 1,305,700
                                                                 ---------------

            PHARMACEUTICAL PREPARATIONS - 2.66%
   38,100   Adolor Corp.*                                                572,643
   30,600   Perrigo Co.                                                  613,530
                                                                 ---------------
                                                                       1,186,173
                                                                 ---------------

            PREPACKAGED SOFTWARE - 4.48%
   44,800   Electronics For Imaging, Inc.*                             1,100,736
   64,200   NetIQ Corp.*                                                 896,232
                                                                 ---------------
                                                                       1,996,968
                                                                 ---------------

            PUMPS & PUMPING EQUIPMENT - 1.90%
   40,500   Flowserve Corp.*                                             848,475
                                                                 ---------------

            RADIO, TV & ELECTRONIC STORES - 1.28%
   40,700   InterTAN, Inc.*                                              568,579
                                                                 ---------------

            REAL ESTATE INVESTMENT TRUSTS - 5.07%
   10,100   Colonial Properties Trust                                    412,080
   35,800   Glenborough Realty Trust Inc.                                800,130
   43,000   Keystone Property Trust                                    1,045,330
                                                                 ---------------
                                                                       2,257,540
                                                                 ---------------

            REFUSE SYSTEMS - 2.56%
   44,500   Headwaters Inc.*                                           1,140,090
                                                                 ---------------

            SAVINGS & LOAN ASSOCIATIONS - 1.21%
   18,000   First Financial Holdings, Inc.                               538,020
                                                                 ---------------

            SECURITY BROKERS & DEALERS - 1.21%
   30,200   SWS Group, Inc.                                              540,882
                                                                 ---------------

            SEMICONDUCTORS & RELATED DEVICES - 5.73%
   65,200   Lattice Semiconductor Corp.*                                 569,196
   65,000   Microsemi Corp.*                                             889,200
   54,600   OSI Systems, Inc.*                                         1,092,000
                                                                 ---------------
                                                                       2,550,396
                                                                 ---------------

            TRANSPORTATION EQUIPMENT - 1.12%
   19,600   Arctic Cat Inc.                                      $       499,604
                                                                 ---------------

            WOMEN'S READY-TO-WEAR STORES - 1.16%
   25,800   Cato Corp. (The), Class A                                    518,064
                                                                 ---------------
            Total Common Stocks
              (cost - $34,492,387)                                    46,433,372
                                                                 ---------------

            SHORT-TERM INVESTMENT -- 0.01%
            INVESTMENT COMPANY - 0.01%
    3,080   Federated Government Obligations 0.90%**
              (cost - $3,080)                                              3,080
                                                                 ---------------
            Total Investments -- 104.25%
              (cost - $34,495,467)                                    46,436,452
            Liabilities in excess of other
              assets -- (4.25)%                                       (1,893,636)
                                                                 ---------------
            Net Assets -- 100.00%                                $    44,542,816
                                                                 ===============

----------
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.

The accompanying notes are an integral part of the financial statements.

                             Alpha Growth Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 98.75%

            BALL & ROLLER BEARINGS - 1.84%
   47,300   Ingersoll-Rand Co. Ltd., Class A                     $     3,199,845
                                                                 ---------------

            BANK HOLDING COMPANIES - 3.47%
   30,267   Golden West Financial Corp.                                3,388,391
  108,700   Synovus Financial Corp.                                    2,657,715
                                                                 ---------------
                                                                       6,046,106
                                                                 ---------------

            BANKS, SAVINGS INSTITUTIONS - 2.18%
  111,000   New York Community Bancorp, Inc.                           3,805,080
                                                                 ---------------

            CIRCUIT BOARDS - 3.44%
  197,200   Flextronics International Ltd.*                            3,395,784
  235,800   Sanmina-SCI Corp.*                                         2,596,158
                                                                 ---------------
                                                                       5,991,942
                                                                 ---------------

            COAL, OTHER MINERALS & ORES - 1.79%
  166,586   BHP Billiton Ltd., ADR                                     3,128,485
                                                                 ---------------

            COLLEGES & UNIVERSITIES - 2.14%
   43,392   Apollo Group, Inc., Class A*                               3,736,485
                                                                 ---------------

            COMMUNICATIONS EQUIPMENT - 2.62%
  164,300   Telefonaktiebolaget LM Ericsson, ADR                       4,559,325
                                                                 ---------------

            COMPUTER INTEGRATED SYSTEMS DESIGN - 2.24%
  952,200   Lucent Technologies Inc.*                                  3,913,542
                                                                 ---------------

            COMPUTER PERIPHERAL EQUIPMENT - 1.67%
  123,958   Cisco Systems, Inc.*                                       2,915,492
                                                                 ---------------

            CONSTRUCTION MACHINERY - 3.44%
   37,600   Caterpillar Inc.                                           2,973,032
   53,808   PACCAR Inc.                                                3,026,162
                                                                 ---------------
                                                                       5,999,194
                                                                 ---------------
            COPPER ORES - 1.92%
   40,900   Phelps Dodge Corp.*                                        3,339,894
                                                                 ---------------

            DATA PROCESSING & PREPARATION - 1.62%
   54,400   Affiliated Computer Services, Inc.,
              Class A*                                                 2,823,360
                                                                 ---------------

            ELECTRONIC COMPONENTS - 3.33%
  123,900   American Power Conversion Corp.                      $     2,850,939
  101,900   Koninklijke (Royal) Philips Electronics N.V.,
              NY Registered Shares                                     2,953,062
                                                                 ---------------
                                                                       5,804,001
                                                                 ---------------

            FERROALLOY ORES - 1.55%
   78,100   Inco Ltd.*                                                 2,704,603
                                                                 ---------------

            FOOTWEAR - 2.07%
   46,300   NIKE, Inc., Class B                                        3,605,381
                                                                 ---------------

            GAS & OIL EXPLORATION SERVICES - 1.76%
   91,500   Petroleo Brasileiro S.A. - Petrobras, ADR                  3,065,250
                                                                 ---------------

            GOLD ORES - 6.68%
   67,200   AngloGold Ltd., ADR                                        2,840,544
   72,100   Freeport-McMoRan Copper & Gold, Inc.,
              Class B                                                  2,818,389
   63,869   Newmont Mining Corp.                                       2,978,211
  167,600   Placer Dome Inc.                                           3,011,772
                                                                 ---------------
                                                                      11,648,916
                                                                 ---------------

            INFORMATION RETRIEVAL SYSTEM - 1.86%
   66,600   Yahoo! Inc.*                                               3,236,094
                                                                 ---------------

            LUMBER & OTHER BUILDING MATERIALS - 1.81%
   56,200   Lowe's Cos., Inc.                                          3,154,506
                                                                 ---------------

            MANUFACTURING INDUSTRIES - 2.23%
   86,345   International Game Technology                              3,882,071
                                                                 ---------------

            MEDICAL PRODUCTS - 1.91%
   45,200   Zimmer Holdings, Inc.*                                     3,334,856
                                                                 ---------------

            MISC. FOOD STORES - 2.00%
   92,344   Starbucks Corp.*                                           3,485,986
                                                                 ---------------

            MISC. HOME FURNISHINGS STORES - 1.76%
   73,303   Bed Bath & Beyond Inc.*                                    3,061,133
                                                                 ---------------

            MORTGAGE BANKERS & CORRESPONDENTS - 2.31%
   42,000   Countrywide Financial Corp.                                4,027,800
                                                                 ---------------

            MOTOR VEHICLE PARTS & ACCESSORIES - 1.83%
   56,750   Eaton Corp.                                                3,188,783
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            MOTOR VEHICLES & CAR BODIES - 4.92%
   98,800   AB Volvo, ADR                                        $     3,270,280
  189,300   Ford Motor Co.                                             2,568,801
   58,100   General Motors Corp.                                       2,736,510
                                                                 ---------------
                                                                       8,575,591
                                                                 ---------------

            OFFICE MACHINES - 1.85%
  221,300   Xerox Corp.*                                               3,224,341
                                                                 ---------------

            PERSONAL CREDIT INSTITUTIONS - 2.13%
   49,300   Capital One Financial Corp.                                3,718,699
                                                                 ---------------

            PREPACKAGED SOFTWARE - 3.53%
   86,394   Symantec Corp.*                                            4,000,042
   80,300   VERITAS Software Corp.*                                    2,160,873
                                                                 ---------------
                                                                       6,160,915
                                                                 ---------------

            RADIO & TV COMMUNICATIONS EQUIPMENT - 2.21%
   57,876   QUALCOMM Inc.                                              3,844,124
                                                                 ---------------

            RADIOTELEPHONE COMMUNICATIONS - 1.52%
  107,500   Nextel Communications, Inc., Class A*                      2,658,475
                                                                 ---------------

            SAVINGS & LOAN ASSOCIATIONS - 1.58%
  128,400   Sovereign Bancorp, Inc.                                    2,750,328
                                                                 ---------------

            SEMICONDUCTORS & RELATED DEVICES - 11.66%
  135,000   Altera Corp.*                                              2,760,750
   64,400   Analog Devices, Inc.                                       3,091,844
   94,600   Intel Corp.                                                2,573,120
   71,900   Linear Technology Corp.                                    2,661,738
   59,700   Maxim Integrated Products, Inc.                            2,811,273
   77,100   National Semiconductor Corp.*                              3,425,553
  103,600   Texas Instruments Inc.                                     3,027,192
                                                                 ---------------
                                                                      20,351,470
                                                                 ---------------

            SINGLE-FAMILY HOUSING CONSTRUCTION - 2.05%
   66,000   Lennar Corp., Class A                                      3,565,980
                                                                 ---------------

            SOFTWOOD VENEER & PLYWOOD - 1.95%
  101,100   Georgia-Pacific Corp.                                      3,406,059
                                                                 ---------------

            STATIONERY & OFFICE SUPPLIES - 1.78%
  122,400   Staples, Inc.                                              3,107,736
                                                                 ---------------

            SURGICAL APPLIANCES & SUPPLIES - 1.85%
   36,418   Stryker Corp.                                        $     3,224,086
                                                                 ---------------

            TELECOMMUNICATION EQUIPMENT - 2.25%
  660,300   Nortel Networks Corp.*                                     3,922,182
                                                                 ---------------
            Total Common Stocks
              (cost - $160,040,779)                                  172,168,116
                                                                 ---------------

            SHORT-TERM INVESTMENT -- 1.15%
            INVESTMENT COMPANY - 1.15%
1,998,531   Federated Government Obligations 0.90%**
              (cost - $1,998,531)                                      1,998,531
                                                                 ---------------
            Total Investments -- 99.90%
              (cost - $162,039,310)                                  174,166,647
            Other assets in excess of
              liabilities -- 0.10%                                       168,237
                                                                 ---------------
            Net Assets -- 100.00%                                $   174,334,884
                                                                 ===============

----------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.

The accompanying notes are an integral part of the financial statements.

                         International Equity Portfolio
                            PORTFOLIO OF INVESTMENTS
                                 MARCH 31, 2004

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS -- 98.71%

            AUSTRALIA - 2.19%
            COMMERCIAL SERVICES - 0.39%
   49,100   Brambles Industries Ltd.                             $       210,293
                                                                 ---------------

            DIVERSIFIED MINERALS - 0.81%
   47,282   BHP Billiton Ltd.                                            442,555
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 0.99%
  189,100   Promina Group Ltd.                                           535,607
                                                                 ---------------
            Total Australia (cost - $1,026,379)                        1,188,455
                                                                 ---------------

            AUSTRIA - 0.80%
            FOREIGN BANKS, BRANCHES & AGENCIES - 0.80%
    2,900   Erste Bank der oesterreichischen
              Sparkassen AG* (cost - $221,376)                           434,072
                                                                 ---------------

            BRAZIL - 0.68%
            METAL ORES - 0.68%
    6,700   Companhia Vale do Rio Doce, ADR
              (cost - $403,567)                                          367,830
                                                                 ---------------

            CANADA - 3.53%
            COMPUTER - INTEGRATED SYSTEMS - 3.53%
   20,500   Research in Motion Ltd.*
              (cost - $521,600)                                        1,912,855
                                                                 ---------------

            CAYMAN ISLANDS - 0.46%
            INFORMATION RETRIEVAL SERVICES - 0.46%
    6,600   SINA Corp.* (cost - $111,724)                                249,678
                                                                 ---------------

            CHINA - 7.09%
            DRILLING OIL & GAS WELLS - 1.01%
1,416,000   China Petroleum & Chemical Corp.,
              Class H                                                    545,238
                                                                 ---------------

            ELECTRIC SERVICES - 2.44%
  670,000   Huaneng Power International, Inc.                          1,324,332
                                                                 ---------------

            INSURANCE CARRIERS - 0.46%
  400,000   China Life Insurance Co., Ltd.*                              251,569
                                                                 ---------------

            OIL & GAS EXPLORATION SERVICES - 1.20%
1,294,000   PetroChina Co. Ltd., Class H                                 651,891
                                                                 ---------------

            RADIO & TELEPHONE COMMUNICATIONS - 1.47%
2,256,000   China Telecom Corp., Ltd., Class H                           796,293
                                                                 ---------------

            WATER TRANSPORTATION - 0.51%
  400,000   China Shipping Development Co., Ltd.,
              Class H                                            $       274,672
                                                                 ---------------
            Total China (cost - $2,211,726)                            3,843,995
                                                                 ---------------

            DENMARK - 0.65%
            WATER TRANSPORTATION - 0.65%
       49   A.P. Moller - Maersk A/S
              (cost - $380,682)                                          349,408
                                                                 ---------------

            FRANCE - 4.96%
            HEAVY CONSTRUCTION CONTRACTORS - 0.38%
    1,500   Technip S.A.                                                 202,768
                                                                 ---------------

            INSURANCE CARRIERS - 2.90%
   75,300   AXA                                                        1,571,264
                                                                 ---------------

            WINES, BRANDY & BRANDY SPIRITS - 1.68%
   12,400   LVMH Moet Hennessy Louis Vuitton SA                          911,254
                                                                 ---------------
            Total France (cost - $2,247,110)                           2,685,286
                                                                 ---------------

            GERMANY - 7.76%
            COMPUTERS, PERIPHERALS & SOFTWARE - 1.83%
    6,300   SAP AG                                                       990,985
                                                                 ---------------

            CRUDE PETROLEUM & NATURAL GAS - 1.09%
   13,200   RWE AG                                                       592,084
                                                                 ---------------

            ELECTRIC, GAS & SANITARY SERVICES - 0.30%
    2,500   E.ON AG                                                      164,980
                                                                 ---------------

            MAILING, REPRODUCTION & STENOGRAPHIC - 0.24%
    5,800   Deutsche Post AG*                                            129,936
                                                                 ---------------

            MISC. RETAIL - 0.73%
    9,300   Metro AG                                                     397,721
                                                                 ---------------

            MOTORS & GENERATORS - 2.73%
   20,000   Siemens AG                                                 1,477,137
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 0.84%
   38,300   T-Online International AG*                                   452,313
                                                                 ---------------
            Total Germany (cost - $3,791,432)                          4,205,156
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            GREECE - 1.22%
            BANKING - 1.22%
   21,500   Alpha Bank A.E. (cost - $529,253)                    $       662,119
                                                                 ---------------

            HONG KONG - 9.00%
            FOREIGN BANKS, BRANCHES & AGENCIES - 1.49%
   78,400   Bank of East Asia, Ltd.                                      236,978
  299,000   Boc Hong Kong (Holdings) Ltd.                                569,900
                                                                 ---------------
                                                                         806,878
                                                                 ---------------

            MOTOR VEHICLE & OTHER VEHICLES - 0.50%
  234,000   Denway Motors Ltd.                                           270,308
                                                                 ---------------

            REAL ESTATE - 5.44%
   57,000   Cheung Kong (Holdings) Ltd.                                  479,201
  216,000   Sun Hung Kai Properties Ltd.                               1,975,332
  165,000   Wharf (Holdings) Ltd. (The)                                  495,565
                                                                 ---------------
                                                                       2,950,098
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 0.43%
  260,000   China Unicom Ltd.                                            235,268
                                                                 ---------------

            WHOLESALE TRADE - DURABLE GOODS - 1.14%
  404,000   Li & Fung Ltd.                                               617,063
                                                                 ---------------
            Total Hong Kong (cost - $4,597,930)                        4,879,615
                                                                 ---------------

            INDIA - 0.30%
            COMPUTERS, PERIPHERALS & SOFTWARE - 0.30%
    2,000   Infosys Technologies Ltd., ADR
              (cost - $175,285)                                          163,400
                                                                 ---------------

            ITALY - 0.81%
            FOREIGN BANKS, BRANCHES & AGENCIES - 0.81%
   38,600   Sanpaolo IMI S.p.A. (cost - $385,697)                        439,727
                                                                 ---------------

            JAPAN - 25.74%
            ADVERTISING - 0.47%
       84   Dentsu Inc.                                                  256,760
                                                                 ---------------

            AUDIO/VIDEO PRODUCTS - 0.73%
    9,400   Sony Corp.                                                   393,944
                                                                 ---------------

            COMMERCIAL BANKS - 2.14%
      117   Mitsubishi Tokyo Financial Group, Inc.               $     1,158,360
                                                                 ---------------

            CONSTRUCTION MACHINERY - 0.40%
   34,000   Komatsu Ltd.                                                 215,697
                                                                 ---------------

            ELECTRIC & ELECTRONIC EQUIPMENT - 0.55%
   53,000   Mitsubishi Electric Corp.                                    300,572
                                                                 ---------------

            ELECTRONIC COMPONENTS & ACCESSORIES - 0.37%
    2,400   Kyocera Corp.                                                201,624
                                                                 ---------------

            EQUIPMENT PROVIDERS - 0.88%
    7,500   Murata Manufacturing Co., Ltd.                               476,522
                                                                 ---------------

            FINANCIAL SERVICES - 3.05%
    3,300   Acom Co., Ltd.                                               241,073
    6,200   Aiful Corp.                                                  635,882
      105   Sumitomo Mitsui Financial Group Inc.                         777,142
                                                                 ---------------
                                                                       1,654,097
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 1.67%
       58   Millea Holdings, Inc.                                        903,158
                                                                 ---------------

            HOUSEHOLD AUDIO & VIDEO EQUIPMENT - 1.91%
   58,000   Sharp Corp.                                                1,036,401
                                                                 ---------------

            INTERNET SERVICE PROVIDER - 5.09%
      226   Yahoo Japan Corp.*                                         2,758,879
                                                                 ---------------

            MEASURING & CONTROLLING DEVICES - 0.41%
    2,700   Advantest Corp.                                              221,377
                                                                 ---------------

            MISC. GENERAL MERCHANDISE STORES - 1.26%
   15,000   Ito Yokado Co. Ltd.                                          683,424
                                                                 ---------------

            OPTICAL INSTRUMENTS & LENSES - 0.43%
    2,400   Hoya Corp.                                                   234,152
                                                                 ---------------

            PAINT, GLASS & WALLPAPER STORES - 0.52%
   26,000   Asahi Glass Co., Ltd.                                        280,905
                                                                 ---------------

            PRINTING - COMMERCIAL - 1.35%
   57,000   Toppan Printing Co., Ltd.                                    734,724
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            JAPAN (CONTINUED)
            REAL ESTATE - 2.03%
   81,000   Mitsubishi Estate Co., Ltd.                          $     1,098,582
                                                                 ---------------

            SECURITY BROKERS & DEALERS - 1.68%
  137,000   Nikko Cordial Corp.                                          908,637
                                                                 ---------------

            SHORT TERM BUSINESS CREDIT - 0.80%
    3,900   ORIX Corp.                                                   431,480
                                                                 ---------------
            Total Japan (cost - $10,639,287)                          13,949,295
                                                                 ---------------

            NETHERLANDS - 6.45%
            ELECTRONIC COMPONENTS & ACCESSORIES - 1.93%
   57,100   ASML Holding N.V.*                                         1,046,237
                                                                 ---------------

            INSURANCE CARRIERS - 1.26%
   31,100   ING Groep N.V.                                               683,352
                                                                 ---------------

            LIFE INSURANCE - 0.62%
   26,200   AEGON N.V.*                                                  334,851
                                                                 ---------------

            RADIO & TELEVISION COMMUNICATIONS EQUIPMENT - 2.33%
   43,700   Koninklijki (Royal) Philips Electronics N.V.               1,263,630
                                                                 ---------------

            SURGICAL & MEDICAL INSTRUMENTS - 0.31%
   12,600   QIAGEN N.V.*                                                 164,906
                                                                 ---------------
            Total Netherlands (cost - $3,199,760)                      3,492,976
                                                                 ---------------

            PORTUGAL - 1.72%
            FOREIGN BANKS, BRANCHES & AGENCIES - 0.67%
  147,700   Banco Comercial Portugues, S.A.*                             364,832
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 1.05%
   50,700   Portugal Telecom, SGPS, S.A.                                 566,978
                                                                 ---------------
            Total Portugal (cost - $966,083)                             931,810
                                                                 ---------------

            RUSSIA - 2.16%
            NATURAL GAS DISTRIBUTION - 1.00%
   14,300   Gazprom, ADR (a)                                             540,540
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 1.16%
    4,800   Mobile Telesystems, ADR                                      631,200
                                                                 ---------------
            Total Russia (cost - $586,422)                             1,171,740
                                                                 ---------------

            SINGAPORE - 1.76%
            CIRCUIT BOARDS - 0.87%
   27,400   Flextronics International Ltd.*                      $       471,828
                                                                 ---------------

            FOREIGN BANKS, BRANCHES & AGENCIES - 0.48%
   30,000   DBS Group Holdings Ltd.                                      257,718
                                                                 ---------------

            REAL ESTATE OPERATORS/DEVELOPERS - 0.41%
   61,000   City Developments Ltd.                                       221,984
                                                                 ---------------
            Total Singapore (cost - $845,635)                            951,530
                                                                 ---------------

            SOUTH KOREA - 1.60%
            ELECTRONIC COMPONENTS & ACCESSORIES - 1.60%
    3,500   Samsung Electronics Co., Ltd., GDR (a)
              (cost - $600,120)                                          866,250
                                                                 ---------------

            SPAIN - 2.13%
            TELEPHONE COMMUNICATIONS - 2.13%
   76,198   Telefonica S.A. (cost - $800,745)                          1,152,705
                                                                 ---------------

            SWEDEN - 1.89%
            AIR & GAS COMPRESSORS - 0.31%
    4,700   Atlas Copco AB, Class A                                      167,027
                                                                 ---------------

            COMMUNICATIONS EQUIPMENT - 1.12%
  220,100   Telefonaktiebolaget LM Ericsson*                             609,986
                                                                 ---------------

            SECURITY SERVICES - 0.46%
   17,100   Securitas AB, Class B                                        247,159
                                                                 ---------------
            Total Sweden (cost - $1,041,113)                           1,024,172
                                                                 ---------------

            SWITZERLAND - 6.20%
            FOREIGN BANKS, BRANCHES & AGENCIES - 3.90%
   39,200   Credit Suisse Group                                        1,358,393
   10,200   UBS AG                                                       757,643
                                                                 ---------------
                                                                       2,116,036
                                                                 ---------------

            INSURANCE CARRIERS - 2.30%
    7,900   Zurich Financial Services AG*                              1,245,629
                                                                 ---------------
            Total Switzerland (cost - $2,527,651)                      3,361,665
                                                                 ---------------

            THAILAND - 0.85%
            FOREIGN BANKS, BRANCHES & AGENCIES - 0.43%
   98,000   Bangkok Bank Public Co. Ltd.*                                235,708
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SHARES                                                                VALUE
--------------------------------------------------------------------------------
            COMMON STOCKS (CONTINUED)

            THAILAND (CONTINUED)
            RADIO & TELEPHONE COMMUNICATIONS - 0.42%
  106,000   Advanced Info Service Public Co., Ltd.               $       225,274
                                                                 ---------------
            Total Thailand (cost - $286,337)                             460,982
                                                                 ---------------

            UNITED KINGDOM - 8.76%
            BANK HOLDING COMPANIES - 0.90%
   32,400   HSBC Holdings plc, Ord 0.27p                                 488,634
                                                                 ---------------

            COAL, OTHER MINERALS & ORES - 1.43%
   58,000   Xstrata plc, Ord 0.27p                                       772,816
                                                                 ---------------

            FIRE, MARINE & CASUALTY INSURANCE - 0.32%
   18,100   Aviva plc, Ord 25p                                           175,640
                                                                 ---------------

            FOREIGN BANKS, BRANCHES & AGENCIES - 2.59%
   83,800   Standard Chartered plc, Ord 0.27p                          1,403,048
                                                                 ---------------

            GAS & OTHER SERVICES COMBINED - 0.39%
   50,000   Centrica plc, Ord 5.55p                                      209,745
                                                                 ---------------

            LUMBER & OTHER BUILDING PRODUCTS - 0.50%
   51,262   Kingfisher plc, Ord 15.71p                                   271,801
                                                                 ---------------

            MEDICAL - DRUGS - 0.49%
   27,300   Shire Pharmaceuticals Group plc,
              Ord 5p*                                                    266,420
                                                                 ---------------

            MEDICAL INSTRUMENTS & SUPPLIES - 0.48%
   26,500   Smith & Nephew plc, Ord 12.222p                              260,805
                                                                 ---------------

            RADIO & TELEPHONE COMMUNICATIONS - 0.97%
  222,700   Vodafone Group plc, Ord 0.05p                                526,960
                                                                 ---------------

            TELEPHONE COMMUNICATIONS - 0.69%
  216,700   COLT Telecom Group plc, Ord 2.5p*                            370,384
                                                                 ---------------
            Total United Kingdom
              (cost - $4,574,133)                                      4,746,253
                                                                 ---------------
            Total Common Stocks
              (cost - $42,671,047)                                    53,490,974
                                                                 ---------------

            SHORT-TERM INVESTMENT -- 1.08%

            UNITED STATES - 1.08%
            INVESTMENT COMPANY - 1.08%
  587,050   Federated Government Obligations
              0.90%** (cost - $587,050)                          $       587,050
                                                                 ---------------
            Total Investments -- 99.79%
              (cost - $43,258,097)                                    54,078,024
            Other assets in excess of
              liabilities -- 0.21%                                       113,802
                                                                 ---------------
            Net Assets -- 100.00%                                $    54,191,826
                                                                 ===============

----------
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board.

The accompanying notes are an integral part of the financial statements.

                     This page is intentionally left blank.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                                 MARCH 31, 2004

                                                                        S&P STARS                              INTRINSIC
                                                    S&P STARS         OPPORTUNITIES       THE INSIDERS           VALUE
                                                    PORTFOLIO           PORTFOLIO         SELECT FUND          PORTFOLIO
                                                 ----------------    ----------------   ----------------    ----------------
ASSETS
   Investments, at value (cost -
     $1,318,794,186, $50,276,818,
     $28,704,976, $93,507,382,
     $34,495,467, $162,039,310 and
     $43,258,097, respectively)                  $  1,487,513,186    $     55,446,147   $     37,627,488    $    109,565,600
   Deposit with broker for securities
     sold short                                        27,823,764                  --                 --                  --
   Collateral received for securities loaned           45,234,068                  --                 --                  --
   Dividend, interest and reclaims
     receivable                                           974,299              20,644             42,174             156,392
   Receivable for Portfolio shares sold                   612,482              19,768              8,096             270,615
   Receivable from investment adviser                          --               1,132                 --                  --
   Prepaid expenses and other assets                       10,070              48,884             23,773              22,345
                                                 ----------------    ----------------   ----------------    ----------------
        Total assets                                1,562,167,869          55,536,575         37,701,531         110,014,952
                                                 ----------------    ----------------   ----------------    ----------------
LIABILITIES
   Securities sold short, at value
     (proceeds received - $27,696,773)                 26,646,600                  --                 --                  --
   Loan payable                                         4,800,000                  --                 --                  --
   Payable upon return for securities
     loaned                                            45,234,068                  --                 --                  --
   Payable for Portfolio shares
     repurchased                                        3,830,672             137,489            128,262              98,384
   Advisory fee payable                                   619,315                  --              6,137              33,306
   Administration fee payable                             175,744               5,017              4,750              14,239
   Distribution and service fees payable
     (Class A, B, and C Shares)                         2,832,157             112,786             71,806             162,616
   Custodian fee payable                                   13,546               6,072              1,685               2,136
   Trustees' fees payable                                   2,010                 871                822               1,308
   Accrued expenses                                       576,671              44,260             41,219              29,917
                                                 ----------------    ----------------   ----------------    ----------------
        Total liabilities                              84,730,783             306,495            254,681             341,906
                                                 ----------------    ----------------   ----------------    ----------------
NET ASSETS
   Capital stock, $0.001 par value
     (unlimited shares of beneficial
     interest authorized)                                  63,985               3,647              2,141               5,209
   Paid-in capital                                  2,314,980,127          49,698,195         30,221,648          94,031,328
   Undistributed net investment
     income/(loss)                                             --                  --              8,801             357,628
   Accumulated net realized gain/(loss)
     from investments, foreign currency
     related transactions and securities
     sold short, if any                            (1,007,376,199)            358,909         (1,708,252)           (779,337)
   Net unrealized appreciation on
     investments, foreign currency
     related transactions and securities
     sold short, if any                               169,769,173           5,169,329          8,922,512          16,058,218
                                                 ----------------    ----------------   ----------------    ----------------
   Net assets                                    $  1,477,437,086    $     55,230,080   $     37,446,850    $    109,673,046
                                                 ----------------    ----------------   ----------------    ----------------

                                                    SMALL CAP             ALPHA          INTERNATIONAL
                                                      VALUE               GROWTH             EQUITY
                                                    PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                 ----------------    ----------------   ----------------
ASSETS
   Investments, at value (cost -
     $1,318,794,186, $50,276,818,
     $28,704,976, $93,507,382,
     $34,495,467, $162,039,310 and
     $43,258,097, respectively)                  $     46,436,452    $    174,166,647   $     54,078,024
   Deposit with broker for securities
     sold short                                                --                  --                 --
   Collateral received for securities loaned                   --                  --                 --
   Dividend, interest and reclaims
     receivable                                            32,659             162,113            173,418
   Receivable for Portfolio shares sold                    19,963             665,071            156,664
   Receivable from investment adviser                          --                  --                 --
   Prepaid expenses and other assets                       12,660              30,172             14,677
                                                 ----------------    ----------------   ----------------
        Total assets                                   46,501,734         175,024,003         54,422,783
                                                 ----------------    ----------------   ----------------
LIABILITIES
   Securities sold short, at value
     (proceeds received - $27,696,773)                         --                  --                 --
   Loan payable                                           230,000                  --                 --
   Payable upon return for securities
     loaned                                                    --                  --                 --
   Payable for Portfolio shares
     repurchased                                        1,594,976             279,480             69,953
   Advisory fee payable                                    14,693              46,813             23,107
   Administration fee payable                               6,560              21,352              6,845
   Distribution and service fees payable
     (Class A, B, and C Shares)                            67,315             282,009             75,924
   Custodian fee payable                                    2,364               5,590             13,544
   Trustees' fees payable                                   1,246               1,225              1,510
   Accrued expenses                                        41,764              52,650             40,074
                                                 ----------------    ----------------   ----------------
        Total liabilities                               1,958,918             689,119            230,957
                                                 ----------------    ----------------   ----------------
NET ASSETS
   Capital stock, $0.001 par value
     (unlimited shares of beneficial
     interest authorized)                                   2,338               8,416              3,722
   Paid-in capital                                     38,103,553         147,017,583         94,879,737
   Undistributed net investment
     income/(loss)                                             --                  --           (679,696)
   Accumulated net realized gain/(loss)
     from investments, foreign currency
     related transactions and securities
     sold short, if any                                (5,504,060)         15,181,548        (50,843,545)
   Net unrealized appreciation on
     investments, foreign currency
     related transactions and securities
     sold short, if any                                11,940,985          12,127,337         10,831,608
                                                 ----------------    ----------------   ----------------
   Net assets                                    $     44,542,816    $    174,334,884   $     54,191,826
                                                 ----------------    ----------------   ----------------

The accompanying notes are an integral part of the financial statements.

                                                                        S&P STARS                              INTRINSIC
                                                    S&P STARS         OPPORTUNITIES       THE INSIDERS           VALUE
                                                    PORTFOLIO           PORTFOLIO         SELECT FUND          PORTFOLIO
                                                 ----------------    ----------------   ----------------    ----------------
CLASS A
   Net assets                                    $    580,543,443    $     22,709,480   $     18,530,076    $     41,249,833
                                                 ----------------    ----------------   ----------------    ----------------
   Shares of beneficial interest
     outstanding                                       24,804,285           1,486,462          1,036,093           1,951,488
                                                 ----------------    ----------------   ----------------    ----------------
   Net asset value per share                     $          23.40    $          15.28   $          17.88    $          21.14
                                                 ================    ================   ================    ================
   Maximum offering price per share
     (net asset value plus sales charge of
     5.50%* of the offering price)               $          24.76    $          16.17   $          18.92    $          22.37
                                                 ================    ================   ================    ================
CLASS B
   Net assets                                    $    420,693,957    $     18,331,412   $     11,651,256    $     19,990,007
                                                 ----------------    ----------------   ----------------    ----------------
   Shares of beneficial interest
     outstanding                                       18,633,598           1,218,668            681,425             967,278
                                                 ----------------    ----------------   ----------------    ----------------
   Net asset value and offering
     price per share**                           $          22.58    $          15.04   $          17.10    $          20.67
                                                 ================    ================   ================    ================
CLASS C
   Net assets                                    $    305,175,725    $     13,483,323   $      6,884,520    $     21,323,718
                                                 ----------------    ----------------   ----------------    ----------------
   Shares of beneficial interest
     outstanding                                       13,526,257             895,724            402,860           1,025,633
                                                 ----------------    ----------------   ----------------    ----------------
   Net asset value and offering
     price per share**                           $          22.56    $          15.05   $          17.09    $          20.79
                                                 ================    ================   ================    ================
CLASS Y
   Net assets                                    $    171,023,961    $        705,865   $        380,998    $     27,109,488
                                                 ----------------    ----------------   ----------------    ----------------
   Shares of beneficial interest
     outstanding                                        7,020,972              45,805             20,706           1,264,786
                                                 ----------------    ----------------   ----------------    ----------------
   Net asset value, offering and
     redemption price per share                  $          24.36    $          15.41   $          18.40    $          21.43
                                                 ================    ================   ================    ================

                                                    SMALL CAP             ALPHA          INTERNATIONAL
                                                      VALUE               GROWTH             EQUITY
                                                    PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                 ----------------    ----------------   ----------------
CLASS A
   Net assets                                    $     15,572,276    $    108,361,187   $     11,011,935
                                                 ----------------    ----------------   ----------------
   Shares of beneficial interest
     outstanding                                          808,726           5,171,583            753,050
                                                 ----------------    ----------------   ----------------
   Net asset value per share                     $          19.26    $          20.95   $          14.62
                                                 ================    ================   ================
   Maximum offering price per share
     (net asset value plus sales charge of
     5.50%* of the offering price)               $          20.38    $          22.17   $          15.47
                                                 ================    ================   ================
CLASS B
   Net assets                                    $      6,626,246    $     31,840,068   $      5,271,458
                                                 ----------------    ----------------   ----------------
   Shares of beneficial interest
     outstanding                                          359,158           1,567,313            371,142
                                                 ----------------    ----------------   ----------------
   Net asset value and offering
     price per share**                           $          18.45    $          20.32   $          14.20
                                                 ================    ================   ================
CLASS C
   Net assets                                    $     10,595,872    $     34,133,629   $     17,251,356
                                                 ----------------    ----------------   ----------------
   Shares of beneficial interest
     outstanding                                          573,377           1,676,921          1,212,399
                                                 ----------------    ----------------   ----------------
   Net asset value and offering
     price per share**                           $          18.48    $          20.35   $          14.23
                                                 ================    ================   ================
CLASS Y
   Net assets                                    $     11,748,422                  --   $     20,657,077
                                                 ----------------    ----------------   ----------------
   Shares of beneficial interest
     outstanding                                          596,788                  --          1,385,147
                                                 ----------------    ----------------   ----------------
   Net asset value, offering and
     redemption price per share                  $          19.69                  --   $          14.91
                                                 ================    ================   ================

----------
 *   On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                            STATEMENTS OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2004

                                                                        S&P STARS                              INTRINSIC
                                                    S&P STARS         OPPORTUNITIES       THE INSIDERS           VALUE
                                                    PORTFOLIO           PORTFOLIO         SELECT FUND          PORTFOLIO
                                                 ----------------    ----------------   ----------------    ----------------
INVESTMENT INCOME
   Dividends                                     $     10,326,387    $        344,822   $        643,116    $      1,903,892
   Interest                                               134,866               4,159             11,651              37,457
   Securities lending income                               68,827                  --                 40                 448
       Less: Foreign taxes withheld                            --                  --                 --                  --
                                                 ----------------    ----------------   ----------------    ----------------
                                                       10,530,080             348,981            654,807           1,941,797
                                                 ----------------    ----------------   ----------------    ----------------
EXPENSES
   Advisory fees                                       10,585,546             412,405            193,004             695,563
   Administration fees                                  1,993,704              82,482             51,215             139,114
   Distribution and service fees - Class A              2,860,860             116,484             84,219             163,096
   Distribution and service fees - Class B              3,959,099             175,149            103,534             155,543
   Distribution and service fees - Class C              3,004,944             133,865             65,282             183,464
   Transfer agent fees and expenses                     3,089,514             183,010            163,539             182,627
   Accounting fees                                        494,000              19,246             11,118              32,460
   Legal and auditing fees                                105,580              71,842             73,499              70,397
   Custodian fees and expenses                            161,704              39,493              9,615              20,339
   Federal and state registration fees                     53,197              45,563             42,919              43,634
   Reports and notices to shareholders                    223,677               9,000              4,599              15,724
   Trustees' fees and expenses                             18,300              14,279             14,198              15,190
   Insurance expenses                                      10,239               1,512              7,290               7,303
   Other                                                  278,933               5,283              2,902               6,000
                                                 ----------------    ----------------   ----------------    ----------------
       Total expenses before waivers and
         related reimbursements, if any                26,839,297           1,309,613            826,933           1,730,454
       Less: waivers and related
         reimbursements                                (2,855,170)           (333,323)          (180,927)           (299,785)
                                                 ----------------    ----------------   ----------------    ----------------
       Total expenses after waivers and
         related reimbursements, if any                23,984,127             976,290            646,006           1,430,669
                                                 ----------------    ----------------   ----------------    ----------------
   Net investment income/(loss)                       (13,454,047)           (627,309)             8,801             511,128
                                                 ----------------    ----------------   ----------------    ----------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments                                       44,434,317          15,703,875            (70,186)          2,295,339
     Foreign currency related transactions                     --                  --                 --                  --
     Securities sold short                             (7,591,949)           (339,013)                --                  --
   Net change in unrealized depreciation on:
     Investments and foreign
     currency related transactions, if any            505,157,801           5,340,960         12,222,828          26,788,726
     Securities sold short                              1,422,970              54,642                 --                  --
                                                 ----------------    ----------------   ----------------    ----------------
   Net realized and unrealized gain
     on investments                                   543,423,139          20,760,464         12,152,642          29,084,065
                                                 ----------------    ----------------   ----------------    ----------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $    529,969,092    $     20,133,155   $     12,161,443    $     29,595,193
                                                 ================    ================   ================    ================

                                                    SMALL CAP             ALPHA          INTERNATIONAL
                                                      VALUE               GROWTH             EQUITY
                                                    PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                 ----------------    ----------------   ----------------
INVESTMENT INCOME
   Dividends                                     $        532,510    $      1,523,833   $        989,648
   Interest                                                 7,469               1,436                 49
   Securities lending income                                2,339                  60                 --
       Less: Foreign taxes withheld                            --                  --            (81,119)
                                                 ----------------    ----------------   ----------------
                                                          542,318           1,525,329            908,578
                                                 ----------------    ----------------   ----------------
EXPENSES
   Advisory fees                                          420,753             768,292            624,348
   Administration fees                                     84,151             177,299             93,653
   Distribution and service fees - Class A                 75,043             347,964             78,894
   Distribution and service fees - Class B                 63,372             251,259             48,740
   Distribution and service fees - Class C                112,903             234,798            156,902
   Transfer agent fees and expenses                       167,269             180,680            158,611
   Accounting fees                                         19,635              41,370             21,853
   Legal and auditing fees                                 74,060              65,908             79,197
   Custodian fees and expenses                             15,309              45,738            100,670
   Federal and state registration fees                     43,699              50,720             41,206
   Reports and notices to shareholders                      8,428              21,409              8,980
   Trustees' fees and expenses                             15,002              14,651             13,917
   Insurance expenses                                       7,434               7,293              7,644
   Other                                                    4,426               4,730              7,206
                                                 ----------------    ----------------   ----------------
       Total expenses before waivers and
         related reimbursements, if any                 1,111,484           2,212,111          1,441,821
       Less: waivers and related
         reimbursements                                  (221,960)           (312,897)          (375,742)
                                                 ----------------    ----------------   ----------------
       Total expenses after waivers and
         related reimbursements, if any                   889,524           1,899,214          1,066,079
                                                 ----------------    ----------------   ----------------
   Net investment income/(loss)                          (347,206)           (373,885)          (157,501)
                                                 ----------------    ----------------   ----------------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
   Net realized gain/(loss) from:
     Investments                                        4,784,363          17,013,630          9,423,139
     Foreign currency related transactions                     --                  --           (819,100)
     Securities sold short                                     --                  --                 --
   Net change in unrealized depreciation on:
     Investments and foreign
     currency related transactions, if any             17,591,457          14,332,976         13,603,783
     Securities sold short                                     --                  --                 --
                                                 ----------------    ----------------   ----------------
   Net realized and unrealized gain
     on investments                                    22,375,820          31,346,606         22,207,822
                                                 ----------------    ----------------   ----------------
   NET INCREASE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $     22,028,614    $     30,972,721   $     22,050,321
                                                 ================    ================   ================

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                S&P STARS PORTFOLIO            S&P STARS OPPORTUNITIES PORTFOLIO
                                                         ----------------------------------    ----------------------------------
                                                                      FOR THE                               FOR THE
                                                                    FISCAL YEARS                          FISCAL YEARS
                                                                   ENDED MARCH 31,                       ENDED MARCH 31,
                                                         ----------------------------------    ----------------------------------
                                                              2004               2003               2004               2003
                                                         ---------------    ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss)                           $   (13,454,047)   $   (18,437,027)   $      (627,309)   $      (690,819)
  Net realized gain/(loss) from investments, foreign
    currency related transactions and securities
    sold short, if any                                        36,842,368       (534,691,972)        15,364,862        (14,094,234)
  Net change in unrealized appreciation/(depreciation)
    on investments, foreign currency related
    transactions and securities sold short, if any           506,580,771       (349,377,257)         5,395,602         (4,665,677)
                                                         ---------------    ---------------    ---------------    ---------------
  Net increase/(decrease) in net assets, resulting
    from operations                                          529,969,092       (902,506,256)        20,133,155        (19,450,730)
                                                         ---------------    ---------------    ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                                    --                 --                 --                 --
    Class B shares                                                    --                 --                 --                 --
    Class C shares                                                    --                 --                 --                 --
    Class Y shares                                                    --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
                                                                      --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
  Net realized capital gains
    Class A shares                                                    --                 --                 --           (358,229)
    Class B shares                                                    --                 --                 --           (258,797)
    Class C shares                                                    --                 --                 --           (203,086)
    Class Y shares                                                    --                 --                 --            (16,521)
                                                         ---------------    ---------------    ---------------    ---------------
                                                                      --                 --                 --           (836,633)
                                                         ---------------    ---------------    ---------------    ---------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                       123,594,414        163,983,729          5,801,219         24,602,311
  Cost of shares repurchased                                (347,027,437)      (687,251,200)       (18,405,028)       (27,421,582)
  Shares issued in reinvestment of dividends and
    distributions                                                     --                 --                 --            775,281
                                                         ---------------    ---------------    ---------------    ---------------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions              (223,433,023)      (523,267,471)       (12,603,809)        (2,043,990)
                                                         ---------------    ---------------    ---------------    ---------------
  Total increase/(decrease) in net assets                    306,536,069     (1,425,773,727)         7,529,346        (22,331,353)
NET ASSETS
  Beginning of year                                        1,170,901,017      2,596,674,744         47,700,734         70,032,087
                                                         ---------------    ---------------    ---------------    ---------------
  End of year*                                           $ 1,477,437,086    $ 1,170,901,017    $    55,230,080    $    47,700,734
                                                         ===============    ===============    ===============    ===============

                                                              THE INSIDERS SELECT FUND
                                                         ----------------------------------
                                                                       FOR THE
                                                                    FISCAL YEARS
                                                                   ENDED MARCH 31,
                                                         ----------------------------------
                                                              2004               2003
                                                         ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss)                           $         8,801    $        53,550
  Net realized gain/(loss) from investments, foreign
    currency related transactions and securities
    sold short, if any                                           (70,186)        (1,496,027)
  Net change in unrealized appreciation/(depreciation)
    on investments, foreign currency related
    transactions and securities sold short, if any            12,222,828         (9,619,724)
                                                         ---------------    ---------------
  Net increase/(decrease) in net assets, resulting
    from operations                                           12,161,443        (11,062,201)
                                                         ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                               (50,676)                --
    Class B shares                                                    --                 --
    Class C shares                                                    --                 --
    Class Y shares                                                (2,672)                --
                                                         ---------------    ---------------
                                                                 (53,348)                --
                                                         ---------------    ---------------
  Net realized capital gains
    Class A shares                                                    --            (25,126)
    Class B shares                                                    --            (15,796)
    Class C shares                                                    --            (11,229)
    Class Y shares                                                    --               (640)
                                                         ---------------    ---------------
                                                                      --            (52,791)
                                                         ---------------    ---------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                         6,625,445         13,299,638
  Cost of shares repurchased                                  (8,703,429)       (13,545,245)
  Shares issued in reinvestment of dividends and
    distributions                                                 45,985             48,418
                                                         ---------------    ---------------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions                (2,031,999)          (197,189)
                                                         ---------------    ---------------
  Total increase/(decrease) in net assets                     10,076,096        (11,312,181)
NET ASSETS
  Beginning of year                                           27,370,754         38,682,935
                                                         ---------------    ---------------
  End of year*                                           $    37,446,850    $    27,370,754
                                                         ===============    ===============

----------
   * Includes undistributed net investment income as follows:

                                 FOR THE FISCAL YEARS ENDED
                               -------------------------------
                               MARCH 31, 2004   MARCH 31, 2003
                               --------------   --------------
  The Insiders Select Fund     $        8,801   $       53,348
  Intrinsic Value Portfolio           357,628          368,133
  Small Cap Value Portfolio                --          185,345

The accompanying notes are an integral part of the financial statements.

                                                             INTRINSIC VALUE PORTFOLIO             SMALL CAP VALUE PORTFOLIO
                                                         ----------------------------------    ----------------------------------
                                                                       FOR THE                              FOR THE
                                                                    FISCAL YEARS                         FISCAL YEARS
                                                                   ENDED MARCH 31,                      ENDED MARCH 31,
                                                         ----------------------------------    ----------------------------------
                                                              2004               2003               2004               2003
                                                         ---------------    ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss)                           $       511,128    $       591,558    $      (347,206)   $       185,699
  Net realized gain/(loss) from investments, foreign
    currency related transactions and securities
    sold short, if any                                         2,295,339         (2,993,556)         4,784,363        (10,169,674)
  Net change in unrealized appreciation/(depreciation)
    on investments, foreign currency related
    transactions and securities sold short, if any            26,788,726        (17,383,948)        17,591,457        (16,055,862)
                                                         ---------------    ---------------    ---------------    ---------------
  Net increase/(decrease) in net assets, resulting
    from operations                                           29,595,193        (19,785,946)        22,028,614        (26,039,837)
                                                         ---------------    ---------------    ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                              (211,744)          (124,710)           (26,135)                --
    Class B shares                                               (29,005)           (26,585)                --                 --
    Class C shares                                               (39,765)           (30,467)                --                 --
    Class Y shares                                              (241,119)          (252,926)          (159,210)                --
                                                         ---------------    ---------------    ---------------    ---------------
                                                                (521,633)          (434,688)          (185,345)                --
                                                         ---------------    ---------------    ---------------    ---------------
  Net realized capital gains
    Class A shares                                                    --                 --                 --         (1,262,957)
    Class B shares                                                    --                 --                 --           (427,272)
    Class C shares                                                    --                 --                 --           (826,472)
    Class Y shares                                                    --                 --                 --         (1,639,686)
                                                         ---------------    ---------------    ---------------    ---------------
                                                                      --                 --                 --         (4,156,387)
                                                         ---------------    ---------------    ---------------    ---------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                        45,343,332         31,578,358          9,366,152         17,139,387
  Cost of shares repurchased                                 (25,478,203)       (18,042,549)       (34,503,342)       (24,768,254)
  Shares issued in reinvestment of dividends and
    distributions                                                457,163            406,998            160,549          3,708,819
                                                         ---------------    ---------------    ---------------    ---------------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions                20,322,292         13,942,807        (24,976,641)        (3,920,048)
                                                         ---------------    ---------------    ---------------    ---------------
  Total increase/(decrease) in net assets                     49,395,852         (6,277,827)        (3,133,372)       (34,116,272)
NET ASSETS
  Beginning of year                                           60,277,194         66,555,021         47,676,188         81,792,460
                                                         ---------------    ---------------    ---------------    ---------------
  End of year*                                           $   109,673,046    $    60,277,194    $    44,542,816    $    47,676,188
                                                         ===============    ===============    ===============    ===============

                                                               ALPHA GROWTH PORTFOLIO            INTERNATIONAL EQUITY PORTFOLIO
                                                         ----------------------------------    ----------------------------------
                                                                      FOR THE                               FOR THE
                                                                   FISCAL YEARS                          FISCAL YEARS
                                                                  ENDED MARCH 31,                       ENDED MARCH 31,
                                                         ----------------------------------    ----------------------------------
                                                              2004               2003               2004               2003
                                                         ---------------    ---------------    ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income/(loss)                           $      (373,885)   $      (177,537)   $      (157,501)   $       347,940
  Net realized gain/(loss) from investments, foreign
    currency related transactions and securities
    sold short, if any                                        17,013,630          2,029,943          8,604,039        (17,232,117)
  Net change in unrealized appreciation/(depreciation)
    on investments, foreign currency related
    transactions and securities sold short, if any            14,332,976        (11,016,230)        13,603,783         (6,833,766)
                                                         ---------------    ---------------    ---------------    ---------------
  Net increase/(decrease) in net assets, resulting
    from operations                                           30,972,721         (9,163,824)        22,050,321        (23,717,943)
                                                         ---------------    ---------------    ---------------    ---------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares                                                    --                 --                 --                 --
    Class B shares                                                    --                 --                 --                 --
    Class C shares                                                    --                 --                 --                 --
    Class Y shares                                                    --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
                                                                      --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
  Net realized capital gains
    Class A shares                                                    --                 --                 --                 --
    Class B shares                                                    --                 --                 --                 --
    Class C shares                                                    --                 --                 --                 --
    Class Y shares                                                    --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
                                                                      --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares                       100,443,859         60,680,183         24,910,907         18,424,391
  Cost of shares repurchased                                 (26,194,071)       (21,187,371)       (47,230,469)       (22,089,897)
  Shares issued in reinvestment of dividends and
    distributions                                                     --                 --                 --                 --
                                                         ---------------    ---------------    ---------------    ---------------
  Net increase/(decrease) in net assets derived from
    shares of beneficial interest transactions                74,249,788         39,492,812        (22,319,562)        (3,665,506)
                                                         ---------------    ---------------    ---------------    ---------------
  Total increase/(decrease) in net assets                    105,222,509         30,328,988           (269,241)       (27,383,449)
NET ASSETS
  Beginning of year                                           69,112,375         38,783,387         54,461,067         81,844,516
                                                         ---------------    ---------------    ---------------    ---------------
  End of year*                                           $   174,334,884    $    69,112,375    $    54,191,826    $    54,461,067
                                                         ===============    ===============    ===============    ===============

                             THE BEAR STEARNS FUNDS

                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

                                                    NET                                         NET
                                                   ASSET                                   REALIZED AND         DISTRIBUTIONS
                                                   VALUE,                NET                UNREALIZED             FROM NET
                                                 BEGINNING            INVESTMENT          GAIN/(LOSS) ON           REALIZED
                                                  OF YEAR              LOSS*(1)           INVESTMENTS*(2)       CAPITAL GAINS
                                             ------------------   ------------------    ------------------    ------------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004   $            15.81   $            (0.17)   $             7.76                    --
  For the fiscal year ended March 31, 2003                25.11                (0.21)                (9.09)                   --
  For the fiscal year ended March 31, 2002                27.85                (0.30)                (2.44)                   --
  For the fiscal year ended March 31, 2001                36.42                (0.27)                (7.82)   $            (0.48)
  For the fiscal year ended March 31, 2000                24.39                (0.21)                12.53                 (0.29)
CLASS B
  For the fiscal year ended March 31, 2004                15.32                (0.27)                 7.53                    --
  For the fiscal year ended March 31, 2003                24.46                (0.29)                (8.85)                   --
  For the fiscal year ended March 31, 2002                27.26                (0.41)                (2.39)                   --
  For the fiscal year ended March 31, 2001                35.83                (0.37)                (7.72)                (0.48)
  For the fiscal year ended March 31, 2000                24.11                (0.27)                12.28                 (0.29)
CLASS C
  For the fiscal year ended March 31, 2004                15.31                (0.28)                 7.53                    --
  For the fiscal year ended March 31, 2003                24.45                (0.31)                (8.83)                   --
  For the fiscal year ended March 31, 2002                27.25                (0.42)                (2.38)                   --
  For the fiscal year ended March 31, 2001                35.82                (0.38)                (7.71)                (0.48)
  For the fiscal year ended March 31, 2000                24.10                (0.30)                12.31                 (0.29)
CLASS Y
  For the fiscal year ended March 31, 2004                16.37                (0.05)                 8.04                    --
  For the fiscal year ended March 31, 2003                25.82                (0.09)                (9.36)                   --
  For the fiscal year ended March 31, 2002                28.49                (0.16)                (2.51)                   --
  For the fiscal year ended March 31, 2001                37.05                (0.14)                (7.94)                (0.48)
  For the fiscal year ended March 31, 2000                24.68                (0.12)                12.78                 (0.29)

----------
  * Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years. Net realized and unrealized gain/(loss) on investments include short sale transactions, if any.

The accompanying notes are an integral part of the financial statements.

                                                    NET
                                                   ASSET
                                                   VALUE,               TOTAL              NET ASSETS,             RATIO OF
                                                   END OF             INVESTMENT           END OF YEAR           EXPENSES TO
                                                    YEAR              RETURN(3)          (000'S OMITTED)      AVERAGE NET ASSETS(1)
                                             ------------------   ------------------    ------------------    ---------------------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004   $            23.40          48.01%         $          580,543             1.50%
  For the fiscal year ended March 31, 2003                15.81         (37.06)                    484,873             1.50
  For the fiscal year ended March 31, 2002                25.11          (9.80)                  1,151,482             1.50
  For the fiscal year ended March 31, 2001                27.85         (22.36)                  1,173,464             1.50
  For the fiscal year ended March 31, 2000                36.42          50.82                     673,550             1.50
CLASS B
  For the fiscal year ended March 31, 2004                22.58          47.39                     420,694             2.00
  For the fiscal year ended March 31, 2003                15.32         (37.37)                    323,425             2.00
  For the fiscal year ended March 31, 2002                24.46         (10.27)                    672,833             2.00
  For the fiscal year ended March 31, 2001                27.26         (22.73)                    620,784             2.00
  For the fiscal year ended March 31, 2000                35.83          50.13                     300,693             2.00
CLASS C
  For the fiscal year ended March 31, 2004                22.56          47.35                     305,176             2.00
  For the fiscal year ended March 31, 2003                15.31         (37.38)                    253,391             2.00
  For the fiscal year ended March 31, 2002                24.45         (10.28)                    568,726             2.00
  For the fiscal year ended March 31, 2001                27.25         (22.74)                    540,150             2.00
  For the fiscal year ended March 31, 2000                35.82          50.15                     314,794             2.00
CLASS Y
  For the fiscal year ended March 31, 2004                24.36          48.81                     171,024             1.00
  For the fiscal year ended March 31, 2003                16.37         (36.60)                    109,212             1.00
  For the fiscal year ended March 31, 2002                25.82          (9.37)                    203,633             1.00
  For the fiscal year ended March 31, 2001                28.49         (21.95)                    176,235             1.00
  For the fiscal year ended March 31, 2000                37.05          51.61                     154,015             1.00


                                                                               INCREASE/(DECREASE)
                                                                                   REFLECTED IN
                                                      RATIO OF                      EXPENSE AND
                                                   NET INVESTMENT           NET INVESTMENT LOSS RATIOS    PORTFOLIO
                                                      LOSS TO                   DUE TO WAIVERS AND         TURNOVER
                                                AVERAGE NET ASSETS(1)         RELATED REIMBURSEMENTS         RATE
                                             --------------------------     --------------------------    ---------
S&P STARS PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004              (0.76)%                        0.20%                127.25%
  For the fiscal year ended March 31, 2003              (0.95)                         0.16                 122.29
  For the fiscal year ended March 31, 2002              (1.12)                         0.08                 110.80
  For the fiscal year ended March 31, 2001              (1.04)                         0.10                  42.93
  For the fiscal year ended March 31, 2000              (1.12)                         0.18                  54.67
CLASS B
  For the fiscal year ended March 31, 2004              (1.26)                         0.20                 127.25
  For the fiscal year ended March 31, 2003              (1.44)                         0.16                 122.29
  For the fiscal year ended March 31, 2002              (1.65)                         0.08                 110.80
  For the fiscal year ended March 31, 2001              (1.58)                         0.10                  42.93
  For the fiscal year ended March 31, 2000              (1.63)                         0.18                  54.67
CLASS C
  For the fiscal year ended March 31, 2004              (1.26)                         0.20                 127.25
  For the fiscal year ended March 31, 2003              (1.44)                         0.16                 122.29
  For the fiscal year ended March 31, 2002              (1.65)                         0.08                 110.80
  For the fiscal year ended March 31, 2001              (1.58)                         0.10                  42.93
  For the fiscal year ended March 31, 2000              (1.63)                         0.18                  54.67
CLASS Y
  For the fiscal year ended March 31, 2004              (0.26)                         0.20                 127.25
  For the fiscal year ended March 31, 2003              (0.43)                         0.16                 122.29
  For the fiscal year ended March 31, 2002              (0.65)                         0.08                 110.80
  For the fiscal year ended March 31, 2001              (0.47)                         0.10                  42.93
  For the fiscal year ended March 31, 2000              (0.56)                         0.18                  54.67

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                                                             NET                       NET
                                                            ASSET                  REALIZED AND      DISTRIBUTIONS
                                                            VALUE,      NET         UNREALIZED         FROM NET
                                                          BEGINNING  INVESTMENT    GAIN/(LOSS) ON      REALIZED
                                                          OF PERIOD   LOSS**(1)   INVESTMENTS**(2)   CAPITAL GAINS
                                                          ---------  ----------   ---------------   ---------------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                $   10.49  $    (0.14)  $          4.93                --
  For the fiscal year ended March 31, 2003                    14.27       (0.12)            (3.49)  $         (0.17)
  For the period October 1, 2001* through March 31, 2002      12.00       (0.04)             2.31                --
CLASS B
  For the fiscal year ended March 31, 2004                    10.40       (0.20)             4.84                --
  For the fiscal year ended March 31, 2003                    14.23       (0.18)            (3.48)            (0.17)
  For the period October 1, 2001* through March 31, 2002      12.00       (0.06)             2.29                --
CLASS C
  For the fiscal year ended March 31, 2004                    10.40       (0.20)             4.85                --
  For the fiscal year ended March 31, 2003                    14.23       (0.18)            (3.48)            (0.17)
  For the period October 1, 2001* through March 31, 2002      12.00       (0.06)             2.29                --
CLASS Y
  For the fiscal year ended March 31, 2004                    10.56       (0.06)             4.91                --
  For the fiscal year ended March 31, 2003                    14.30       (0.08)            (3.49)            (0.17)
  For the period October 1, 2001* through March 31, 2002      12.00       (0.02)             2.32                --

----------
  *  Commencement of operations.
 ** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. Net realized and unrealized gain/(loss) on investments include short sale transactions, if any.

The accompanying notes are an integral part of the financial statements.

                                                            NET
                                                           ASSET
                                                           VALUE,      TOTAL        NET ASSETS,         RATIO OF
                                                          END OF    INVESTMENT    END OF PERIOD       EXPENSES TO
                                                          PERIOD     RETURN(3)   (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                          -------   ----------   --------------   ---------------------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                $ 15.28     45.66%        $ 22,710             1.50%
  For the fiscal year ended March 31, 2003                  10.49    (25.36)          20,521             1.50
  For the period October 1, 2001* through March 31, 2002    14.27     18.92           30,004             1.50(4)
CLASS B
  For the fiscal year ended March 31, 2004                  15.04     44.62           18,331             2.00
  For the fiscal year ended March 31, 2003                  10.40    (25.79)          14,784             2.00
  For the period October 1, 2001* through March 31, 2002    14.23     18.58           21,094             2.00(4)
CLASS C
  For the fiscal year ended March 31, 2004                  15.05     44.71           13,483             2.00
  For the fiscal year ended March 31, 2003                  10.40    (25.79)          11,638             2.00
  For the period October 1, 2001* through March 31, 2002    14.23     18.58           16,412             2.00(4)
CLASS Y
  For the fiscal year ended March 31, 2004                  15.41     45.93              706             1.00
  For the fiscal year ended March 31, 2003                  10.56    (25.03)             758             1.00
  For the period October 1, 2001* through March 31, 2002    14.30     19.17            2,522             1.00(4)

                                                                                     INCREASE/(DECREASE)
                                                                                        REFLECTED IN
                                                                 RATIO OF             EXPENSE AND NET
                                                              NET INVESTMENT       INVESTMENT LOSS RATIOS   PORTFOLIO
                                                                 LOSS TO             DUE TO WAIVERS AND     TURNOVER
                                                           AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS      RATE
                                                           ---------------------   ----------------------   -----------
S&P STARS OPPORTUNITIES PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                     (0.86)%                    0.61%             225.79%
  For the fiscal year ended March 31, 2003                     (0.92)                     0.44              174.82
  For the period October 1, 2001* through March 31, 2002       (0.90)(4)                  0.85(4)            66.89
CLASS B
  For the fiscal year ended March 31, 2004                     (1.36)                     0.61              225.79
  For the fiscal year ended March 31, 2003                     (1.42)                     0.44              174.82
  For the period October 1, 2001* through March 31, 2002       (1.48)(4)                  0.85(4)            66.89
CLASS C
  For the fiscal year ended March 31, 2004                     (1.36)                     0.61              225.79
  For the fiscal year ended March 31, 2003                     (1.42)                     0.44              174.82
  For the period October 1, 2001* through March 31, 2002       (1.43)(4)                  0.85(4)            66.89
CLASS Y
  For the fiscal year ended March 31, 2004                     (0.36)                     0.61              225.79
  For the fiscal year ended March 31, 2003                     (0.45)                     0.44              174.82
  For the period October 1, 2001* through March 31, 2002       (0.40)(4)                  0.85(4)            66.89

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4)  Annualized.

                                                      NET                               NET
                                                     ASSET                          REALIZED AND      DIVIDENDS     DISTRIBUTIONS
                                                     VALUE,            NET           UNREALIZED       FROM NET        FROM NET
                                                   BEGINNING       INVESTMENT      GAIN/(LOSS) ON    INVESTMENT       REALIZED
                                                    OF YEAR     INCOME/(LOSS)*(1)  INVESTMENTS*(2)     INCOME      CAPITAL GAINS
                                                   ----------   -----------------  ---------------   ----------    -------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2004         $    12.33      $     0.05        $     5.55      $    (0.05)             --
  For the fiscal year ended March 31, 2003              16.87            0.06             (4.58)             --      $    (0.02)
  For the fiscal year ended March 31, 2002              17.84           (0.01)             0.73              --           (1.69)
  For the fiscal year ended March 31, 2001              16.90            0.01              3.05              --           (2.12)
  For the fiscal year ended March 31, 2000              17.02              --              0.07              --           (0.19)
CLASS B
  For the fiscal year ended March 31, 2004              11.82           (0.03)             5.31              --              --
  For the fiscal year ended March 31, 2003              16.24           (0.01)            (4.39)             --           (0.02)
  For the fiscal year ended March 31, 2002              17.32           (0.07)             0.68              --           (1.69)
  For the fiscal year ended March 31, 2001              16.54           (0.05)             2.95              --           (2.12)
  For the fiscal year ended March 31, 2000              16.75           (0.05)             0.03              --           (0.19)
CLASS C
  For the fiscal year ended March 31, 2004              11.80           (0.03)             5.32              --              --
  For the fiscal year ended March 31, 2003              16.24           (0.01)            (4.41)             --           (0.02)
  For the fiscal year ended March 31, 2002              17.32           (0.08)             0.69              --           (1.69)
  For the fiscal year ended March 31, 2001              16.54           (0.07)             2.97              --           (2.12)
  For the fiscal year ended March 31, 2000              16.74           (0.05)             0.04              --           (0.19)
CLASS Y
  For the fiscal year ended March 31, 2004              12.73            0.16              5.63           (0.12)             --
  For the fiscal year ended March 31, 2003              17.27            0.14             (4.66)             --           (0.02)
  For the fiscal year ended March 31, 2002              18.13            0.07              0.76              --           (1.69)
  For the fiscal year ended March 31, 2001              17.09            0.09              3.07              --           (2.12)
  For the fiscal year ended March 31, 2000              17.33              --              0.13           (0.18)          (0.19)

----------
* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                      NET
                                                     ASSET
                                                     VALUE,            TOTAL        NET ASSETS,            RATIO OF
                                                     END OF          INVESTMENT     END OF YEAR          EXPENSES TO
                                                     YEAR            RETURN(3)    (000'S OMITTED)    AVERAGE NET ASSETS(1)
                                                   ----------        ----------   ---------------    ---------------------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2004         $    17.88           45.41%       $   18,530               1.65%
  For the fiscal year ended March 31, 2003              12.33          (26.80)           13,049               1.65
  For the fiscal year ended March 31, 2002              16.87            4.62            19,060               1.65
  For the fiscal year ended March 31, 2001              17.84           17.92            17,372               1.65
  For the fiscal year ended March 31, 2000              16.90            0.40            15,187               1.65
CLASS B
  For the fiscal year ended March 31, 2004              17.10           44.67            11,651               2.15
  For the fiscal year ended March 31, 2003              11.82          (27.10)            8,392               2.15
  For the fiscal year ended March 31, 2002              16.24            4.11            10,357               2.15
  For the fiscal year ended March 31, 2001              17.32           17.32             7,378               2.15
  For the fiscal year ended March 31, 2000              16.54           (0.13)            5,469               2.15
CLASS C
  For the fiscal year ended March 31, 2004              17.09           44.83             6,885               2.15
  For the fiscal year ended March 31, 2003              11.80          (27.22)            5,543               2.15
  For the fiscal year ended March 31, 2002              16.24            4.11             8,566               2.15
  For the fiscal year ended March 31, 2001              17.32           17.32             7,328               2.15
  For the fiscal year ended March 31, 2000              16.54           (0.07)            6,908               2.15
CLASS Y
  For the fiscal year ended March 31, 2004              18.40           45.51               381               1.15
  For the fiscal year ended March 31, 2003              12.73          (26.18)              387               1.15
  For the fiscal year ended March 31, 2002              17.27            5.17               701               1.15
  For the fiscal year ended March 31, 2001              18.13           18.30               805               1.15
  For the fiscal year ended March 31, 2000              17.09            0.72               796               1.15

                                                                             INCREASE/(DECREASE)
                                                                               REFLECTED IN
                                                        RATIO OF              EXPENSE AND NET
                                                     NET INVESTMENT     INVESTMENT INCOME/(LOSS) RATIOS   PORTFOLIO
                                                       INCOME TO             DUE TO WAIVERS AND           TURNOVER
                                                 AVERAGE NET ASSETS(1)     RELATED REIMBURSEMENTS           RATE
                                                 ---------------------  -------------------------------   ---------
THE INSIDERS SELECT FUND
CLASS A
  For the fiscal year ended March 31, 2004                   0.27%                 0.53%                     22.52%
  For the fiscal year ended March 31, 2003                   0.40                  0.52                      30.81
  For the fiscal year ended March 31, 2002                  (0.04)                 1.23                      57.26
  For the fiscal year ended March 31, 2001                   0.08                  1.14                      99.36
  For the fiscal year ended March 31, 2000                   0.10                  0.81                      76.06
CLASS B
  For the fiscal year ended March 31, 2004                  (0.23)                 0.53                      22.52
  For the fiscal year ended March 31, 2003                  (0.08)                 0.52                      30.81
  For the fiscal year ended March 31, 2002                  (0.49)                 1.23                      57.26
  For the fiscal year ended March 31, 2001                  (0.42)                 1.14                      99.36
  For the fiscal year ended March 31, 2000                  (0.40)                 0.81                      76.06
CLASS C
  For the fiscal year ended March 31, 2004                  (0.23)                 0.53                      22.52
  For the fiscal year ended March 31, 2003                  (0.10)                 0.52                      30.81
  For the fiscal year ended March 31, 2002                  (0.52)                 1.23                      57.26
  For the fiscal year ended March 31, 2001                  (0.42)                 1.14                      99.36
  For the fiscal year ended March 31, 2000                  (0.40)                 0.81                      76.06
CLASS Y
  For the fiscal year ended March 31, 2004                   0.77                  0.53                      22.52
  For the fiscal year ended March 31, 2003                   0.88                  0.52                      30.81
  For the fiscal year ended March 31, 2002                   0.39                  1.23                      57.26
  For the fiscal year ended March 31, 2001                   0.58                  1.14                      99.36
  For the fiscal year ended March 31, 2000                   0.60                  0.81                      76.06

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                                                      NET                               NET
                                                     ASSET                          REALIZED AND      DIVIDENDS    DISTRIBUTIONS
                                                     VALUE,            NET           UNREALIZED       FROM NET       FROM NET
                                                   BEGINNING       INVESTMENT      GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                    OF YEAR     INCOME/(LOSS)*(1)  INVESTMENTS*(2)     INCOME      CAPITAL GAINS
                                                   ----------   -----------------  ---------------   ----------    -------------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004         $    14.81      $     0.09        $     6.35      $    (0.11)             --
  For the fiscal year ended March 31, 2003              20.04            0.14             (5.26)          (0.11)             --
  For the fiscal year ended March 31, 2002              19.63            0.04              0.87           (0.01)     $    (0.49)
  For the fiscal year ended March 31, 2001              16.71            0.11              3.85           (0.13)          (0.91)
  For the fiscal year ended March 31, 2000              19.74            0.11             (0.94)          (0.10)          (2.10)
CLASS B
  For the fiscal year ended March 31, 2004              14.50              --              6.20           (0.03)             --
  For the fiscal year ended March 31, 2003              19.65            0.05             (5.16)          (0.04)             --
  For the fiscal year ended March 31, 2002              19.35           (0.02)             0.81              --           (0.49)
  For the fiscal year ended March 31, 2001              16.49            0.03              3.78           (0.04)          (0.91)
  For the fiscal year ended March 31, 2000              19.51            0.01             (0.93)             --           (2.10)
CLASS C
  For the fiscal year ended March 31, 2004              14.58            0.01              6.24           (0.04)             --
  For the fiscal year ended March 31, 2003              19.74            0.06             (5.18)          (0.04)             --
  For the fiscal year ended March 31, 2002              19.43           (0.01)             0.81              --           (0.49)
  For the fiscal year ended March 31, 2001              16.55            0.02              3.80           (0.03)          (0.91)
  For the fiscal year ended March 31, 2000              19.57            0.01             (0.93)             --           (2.10)
CLASS Y
  For the fiscal year ended March 31, 2004              14.97            0.16              6.47           (0.17)             --
  For the fiscal year ended March 31, 2003              20.17            0.22             (5.23)          (0.19)             --
  For the fiscal year ended March 31, 2002              19.67            0.11              0.91           (0.03)          (0.49)
  For the fiscal year ended March 31, 2001              16.73            0.26              3.80           (0.21)          (0.91)
  For the fiscal year ended March 31, 2000              19.78            0.22             (0.97)          (0.20)          (2.10)

----------
* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                      NET
                                                     ASSET
                                                     VALUE,          TOTAL          NET ASSETS,          RATIO OF
                                                     END OF        INVESTMENT       END OF YEAR        EXPENSES TO
                                                      YEAR         RETURN(3)      (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                   ----------      ----------     ---------------  ---------------------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004         $    21.14           43.53%       $   41,250            1.50%
  For the fiscal year ended March 31, 2003              14.81          (25.60)           17,734            1.50
  For the fiscal year ended March 31, 2002              20.04            4.72            20,953            1.50
  For the fiscal year ended March 31, 2001              19.63           23.79            11,983            1.50
  For the fiscal year ended March 31, 2000              16.71           (4.91)            7,950            1.50
CLASS B
  For the fiscal year ended March 31, 2004              20.67           42.79            19,990            2.00
  For the fiscal year ended March 31, 2003              14.50          (26.02)           10,489            2.00
  For the fiscal year ended March 31, 2002              19.65            4.17             9,733            2.00
  For the fiscal year ended March 31, 2001              19.35           23.19             3,687            2.00
  For the fiscal year ended March 31, 2000              16.49           (5.41)            1,379            2.00
CLASS C
  For the fiscal year ended March 31, 2004              20.79           42.86            21,324            2.00
  For the fiscal year ended March 31, 2003              14.58          (25.95)           11,123            2.00
  For the fiscal year ended March 31, 2002              19.74            4.20            13,528            2.00
  For the fiscal year ended March 31, 2001              19.43           23.16             5,675            2.00
  For the fiscal year ended March 31, 2000              16.55           (5.39)            3,359            2.00
CLASS Y
  For the fiscal year ended March 31, 2004              21.43           44.41            27,109            1.00
  For the fiscal year ended March 31, 2003              14.97          (24.92)           20,931            1.00
  For the fiscal year ended March 31, 2002              20.17            5.28            22,341            1.00
  For the fiscal year ended March 31, 2001              19.67           24.38             7,038            1.00
  For the fiscal year ended March 31, 2000              16.73           (4.51)            3,438            1.00

                                                                                INCREASE/(DECREASE)
                                                                                  REFLECTED IN
                                                        RATIO OF                  EXPENSE AND
                                                     NET INVESTMENT     NET INVESTMENT INCOME/(LOSS) RATIOS   PORTFOLIO
                                                   INCOME/(LOSS) TO             DUE TO WAIVERS AND            TURNOVER
                                                 AVERAGE NET ASSETS(1)        RELATED REIMBURSEMENTS            RATE
                                                 ---------------------  -----------------------------------   ---------
INTRINSIC VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                   0.59%                        0.32%                   53.78%
  For the fiscal year ended March 31, 2003                   0.93                         0.43                    52.98
  For the fiscal year ended March 31, 2002                   0.38                         0.75                    20.60
  For the fiscal year ended March 31, 2001                   0.72                         1.50                    60.46
  For the fiscal year ended March 31, 2000                   0.56                         1.78                    55.66
CLASS B
  For the fiscal year ended March 31, 2004                   0.09                         0.32                    53.78
  For the fiscal year ended March 31, 2003                   0.45                         0.43                    52.98
  For the fiscal year ended March 31, 2002                  (0.07)                        0.75                    20.60
  For the fiscal year ended March 31, 2001                   0.15                         1.50                    60.46
  For the fiscal year ended March 31, 2000                   0.03                         1.75                    55.66
CLASS C
  For the fiscal year ended March 31, 2004                   0.09                         0.32                    53.78
  For the fiscal year ended March 31, 2003                   0.44                         0.43                    52.98
  For the fiscal year ended March 31, 2002                   0.02                         0.75                    20.60
  For the fiscal year ended March 31, 2001                   0.11                         1.50                    60.46
  For the fiscal year ended March 31, 2000                   0.03                         1.75                    55.66
CLASS Y
  For the fiscal year ended March 31, 2004                   1.09                         0.32                    53.78
  For the fiscal year ended March 31, 2003                   1.44                         0.43                    52.98
  For the fiscal year ended March 31, 2002                   0.92                         0.75                    20.60
  For the fiscal year ended March 31, 2001                   1.65                         1.50                    60.46
  For the fiscal year ended March 31, 2000                   0.98                         1.77                    55.66

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                                                      NET                               NET
                                                     ASSET                          REALIZED AND      DIVIDENDS    DISTRIBUTIONS
                                                     VALUE,            NET           UNREALIZED       FROM NET       FROM NET
                                                   BEGINNING       INVESTMENT      GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                    OF YEAR     INCOME/(LOSS)*(1)  INVESTMENTS*(2)     INCOME      CAPITAL GAINS
                                                   ----------   -----------------  ---------------   ----------    -------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004**       $    12.90      $    (0.12)       $     6.51      $    (0.03)             --
  For the fiscal year ended March 31, 2003              20.39            0.04             (6.47)             --      $    (1.06)
  For the fiscal year ended March 31, 2002              18.13           (0.04)             3.30              --           (1.00)
  For the fiscal year ended March 31, 2001              23.10           (0.14)            (2.61)             --           (2.22)
  For the fiscal year ended March 31, 2000              17.93           (0.15)             6.69              --           (1.37)
CLASS B
  For the fiscal year ended March 31, 2004**            12.40           (0.20)             6.25              --              --
  For the fiscal year ended March 31, 2003              19.82           (0.04)            (6.32)             --           (1.06)
  For the fiscal year ended March 31, 2002              17.76           (0.12)             3.18              --           (1.00)
  For the fiscal year ended March 31, 2001              22.80           (0.20)            (2.62)             --           (2.22)
  For the fiscal year ended March 31, 2000              17.71           (0.24)             6.60              --           (1.27)
CLASS C
  For the fiscal year ended March 31, 2004**            12.42           (0.19)             6.25              --              --
  For the fiscal year ended March 31, 2003              19.83           (0.04)            (6.31)             --           (1.06)
  For the fiscal year ended March 31, 2002              17.77           (0.12)             3.18              --           (1.00)
  For the fiscal year ended March 31, 2001              22.80           (0.22)            (2.59)             --           (2.22)
  For the fiscal year ended March 31, 2000              17.70           (0.26)             6.62              --           (1.26)
CLASS Y
  For the fiscal year ended March 31, 2004**            13.20           (0.02)             6.62           (0.11)             --
  For the fiscal year ended March 31, 2003              20.73            0.12             (6.59)             --           (1.06)
  For the fiscal year ended March 31, 2002              18.34            0.05              3.34              --           (1.00)
  For the fiscal year ended March 31, 2001              23.23           (0.03)            (2.64)             --           (2.22)
  For the fiscal year ended March 31, 2000              18.03           (0.05)             6.72              --           (1.47)

----------
* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**   Calculated based on shares outstanding.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                      NET
                                                     ASSET
                                                     VALUE,          TOTAL          NET ASSETS,          RATIO OF
                                                     END OF        INVESTMENT       END OF YEAR        EXPENSES TO
                                                      YEAR         RETURN(3)      (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                   ----------      ----------     ---------------  ---------------------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004**       $    19.26           49.55%       $   15,572               1.64%
  For the fiscal year ended March 31, 2003              12.90          (31.94)           12,771               1.50
  For the fiscal year ended March 31, 2002              20.39           18.51            23,902               1.50
  For the fiscal year ended March 31, 2001              18.13          (11.64)           17,194               1.50
  For the fiscal year ended March 31, 2000              23.10           38.21            24,086               1.50
CLASS B
  For the fiscal year ended March 31, 2004**            18.45           48.79             6,626               2.14
  For the fiscal year ended March 31, 2003              12.40          (32.52)            4,975               2.00
  For the fiscal year ended March 31, 2002              19.82           17.76             6,944               2.00
  For the fiscal year ended March 31, 2001              17.76          (12.12)            4,301               2.00
  For the fiscal year ended March 31, 2000              22.80           37.53             4,030               2.00
CLASS C
  For the fiscal year ended March 31, 2004**            18.48           48.79            10,596               2.14
  For the fiscal year ended March 31, 2003              12.42          (32.45)            9,204               2.00
  For the fiscal year ended March 31, 2002              19.83           17.75            16,112               2.00
  For the fiscal year ended March 31, 2001              17.77          (12.07)           11,460               2.00
  For the fiscal year ended March 31, 2000              22.80           37.54            13,399               2.00
CLASS Y
  For the fiscal year ended March 31, 2004**            19.69           50.08            11,748               1.14
  For the fiscal year ended March 31, 2003              13.20          (31.59)           20,726               1.00
  For the fiscal year ended March 31, 2002              20.73           19.02            34,834               1.00
  For the fiscal year ended March 31, 2001              18.34          (11.22)           33,449               1.00
  For the fiscal year ended March 31, 2000              23.23           38.86            31,091               1.00

                                                                               INCREASE/(DECREASE)
                                                                                 REFLECTED IN
                                                        RATIO OF                 EXPENSE AND
                                                     NET INVESTMENT     NET INVESTMENT INCOME/(LOSS) RATIOS   PORTFOLIO
                                                   INCOME/(LOSS) TO           DUE TO WAIVERS AND               TURNOVER
                                                 AVERAGE NET ASSETS(1)      RELATED REIMBURSEMENTS               RATE
                                                 ---------------------  -----------------------------------   ---------
SMALL CAP VALUE PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004**                (0.72)%                   0.39%                   61.30%
  For the fiscal year ended March 31, 2003                   0.23                     0.48                    92.42
  For the fiscal year ended March 31, 2002                  (0.24)                    0.53                    75.76
  For the fiscal year ended March 31, 2001                  (0.63)                    1.02                    65.32
  For the fiscal year ended March 31, 2000                  (0.75)                    0.65                    65.85
CLASS B
  For the fiscal year ended March 31, 2004**                (1.22)                    0.39                    61.30
  For the fiscal year ended March 31, 2003                  (0.26)                    0.48                    92.42
  For the fiscal year ended March 31, 2002                  (0.74)                    0.53                    75.76
  For the fiscal year ended March 31, 2001                  (1.14)                    1.02                    65.32
  For the fiscal year ended March 31, 2000                  (1.24)                    0.65                    65.85
CLASS C
  For the fiscal year ended March 31, 2004**                (1.22)                    0.39                    61.30
  For the fiscal year ended March 31, 2003                  (0.27)                    0.48                    92.42
  For the fiscal year ended March 31, 2002                  (0.74)                    0.53                    75.76
  For the fiscal year ended March 31, 2001                  (1.14)                    1.02                    65.32
  For the fiscal year ended March 31, 2000                  (1.24)                    0.65                    65.85
CLASS Y
  For the fiscal year ended March 31, 2004**                (0.12)                    0.39                    61.30
  For the fiscal year ended March 31, 2003                   0.74                     0.48                    92.42
  For the fiscal year ended March 31, 2002                   0.26                     0.53                    75.76
  For the fiscal year ended March 31, 2001                  (0.13)                    1.02                    65.32
  For the fiscal year ended March 31, 2000                  (0.24)                    0.65                    65.85

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                                                      NET                                NET               NET
                                                     ASSET                          REALIZED AND          ASSET
                                                     VALUE,            NET           UNREALIZED           VALUE,
                                                    BEGINNING      INVESTMENT      GAIN/(LOSS) ON        END OF
                                                    OF YEAR         LOSS*(1)       INVESTMENTS*(2)        YEAR
                                                   ----------      ----------      ---------------      ----------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004         $    15.57      $    (0.02)       $     5.40         $    20.95
  For the fiscal year ended March 31, 2003              18.84           (0.02)            (3.25)             15.57
  For the fiscal year ended March 31, 2002              16.75           (0.03)             2.12              18.84
  For the fiscal year ended March 31, 2001              21.21           (0.09)            (4.37)             16.75
  For the fiscal year ended March 31, 2000              17.32           (0.07)             3.96              21.21
CLASS B
  For the fiscal year ended March 31, 2004              15.17           (0.10)             5.25              20.32
  For the fiscal year ended March 31, 2003              18.41           (0.08)            (3.16)             15.17
  For the fiscal year ended March 31, 2002              16.46           (0.06)             2.01              18.41
  For the fiscal year ended March 31, 2001              20.93           (0.17)            (4.30)             16.46
  For the fiscal year ended March 31, 2000              17.18           (0.16)             3.91              20.93
CLASS C
  For the fiscal year ended March 31, 2004              15.19           (0.09)             5.25              20.35
  For the fiscal year ended March 31, 2003              18.42           (0.06)            (3.17)             15.19
  For the fiscal year ended March 31, 2002              16.46           (0.06)             2.02              18.42
  For the fiscal year ended March 31, 2001              20.94           (0.17)            (4.31)             16.46
  For the fiscal year ended March 31, 2000              17.19           (0.18)             3.93              20.94

----------
* Calculated based on shares outstanding on the first and last day of the respective years, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective years are not in accord with the changes in the aggregate gains and losses on investments during the respective years because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective years.

The accompanying notes are an integral part of the financial statements.

                                                           TOTAL                 NET ASSETS,              RATIO OF
                                                         INVESTMENT             END OF YEAR             EXPENSES TO
                                                          RETURN(3)            (000'S OMITTED)      AVERAGE NET ASSETS(1)
                                                         ----------            ---------------      ---------------------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                  34.55%              $  108,361                     1.40%
  For the fiscal year ended March 31, 2003                 (17.36)                  39,817                     1.40
  For the fiscal year ended March 31, 2002                  12.48                   23,176                     1.40
  For the fiscal year ended March 31, 2001                 (21.03)                  17,316                     1.40
  For the fiscal year ended March 31, 2000                  22.46                   22,580                     1.40
CLASS B
  For the fiscal year ended March 31, 2004                  33.95                   31,840                     1.90
  For the fiscal year ended March 31, 2003                 (17.60)                  16,059                     1.90
  For the fiscal year ended March 31, 2002                  11.85                    9,061                     1.90
  For the fiscal year ended March 31, 2001                 (21.36)                   7,441                     1.90
  For the fiscal year ended March 31, 2000                  21.83                    9,124                     1.90
CLASS C
  For the fiscal year ended March 31, 2004                  33.97                   34,134                     1.90
  For the fiscal year ended March 31, 2003                 (17.54)                  13,236                     1.90
  For the fiscal year ended March 31, 2002                  11.91                    6,546                     1.90
  For the fiscal year ended March 31, 2001                 (21.40)                   4,973                     1.90
  For the fiscal year ended March 31, 2000                  21.81                    6,398                     1.90

                                                                             INCREASE/(DECREASE)
                                                                                 REFLECTED IN
                                                           RATIO OF               EXPENSE AND
                                                        NET INVESTMENT     NET INVESTMENT LOSS RATIOS      PORTFOLIO
                                                           LOSS TO             DUE TO WAIVERS AND           TURNOVER
                                                     AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS          RATE
                                                     --------------------- --------------------------      ---------
ALPHA GROWTH PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                  (0.11)%                   0.27%                   92.58%
  For the fiscal year ended March 31, 2003                  (0.15)                    0.56                   185.33
  For the fiscal year ended March 31, 2002                  (0.42)                    1.06                    82.40
  For the fiscal year ended March 31, 2001                  (0.46)                    0.97                    81.37
  For the fiscal year ended March 31, 2000                  (0.63)                    1.33                    56.26
CLASS B
  For the fiscal year ended March 31, 2004                  (0.61)                    0.27                    92.58
  For the fiscal year ended March 31, 2003                  (0.65)                    0.56                   185.33
  For the fiscal year ended March 31, 2002                  (0.92)                    1.06                    82.40
  For the fiscal year ended March 31, 2001                  (0.96)                    0.97                    81.37
  For the fiscal year ended March 31, 2000                  (1.11)                    1.33                    56.26
CLASS C
  For the fiscal year ended March 31, 2004                  (0.61)                    0.27                    92.58
  For the fiscal year ended March 31, 2003                  (0.63)                    0.56                   185.33
  For the fiscal year ended March 31, 2002                  (0.92)                    1.06                    82.40
  For the fiscal year ended March 31, 2001                  (0.96)                    0.97                    81.37
  For the fiscal year ended March 31, 2000                  (1.09)                    1.33                    56.26

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends and distributions, if any.

                                                      NET                                NET
                                                     ASSET                           REALIZED AND     DISTRIBUTIONS
                                                     VALUE,           NET             UNREALIZED         FROM NET
                                                    BEGINNING      INVESTMENT       GAIN/(LOSS) ON       REALIZED
                                                    OF PERIOD   INCOME/(LOSS)**(1) INVESTMENTS**(2)    CAPITAL GAINS
                                                   ----------   ------------------ ----------------   --------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004         $    10.31      $    (0.07)       $     4.38                 --
  For the fiscal year ended March 31, 2003              14.64            0.07             (4.40)                --
  For the fiscal year ended March 31, 2002              17.55           (0.04)            (2.87)                --
  For the fiscal year ended March 31, 2001              27.84           (0.06)            (9.92)        $    (0.31)
  For the fiscal year ended March 31, 2000              15.14           (0.05)            12.98              (0.23)
CLASS B
  For the fiscal year ended March 31, 2004              10.02           (0.10)             4.28                 --
  For the fiscal year ended March 31, 2003              14.32            0.01             (4.31)                --
  For the fiscal year ended March 31, 2002              17.26           (0.12)            (2.82)                --
  For the fiscal year ended March 31, 2001              27.52           (0.18)            (9.77)             (0.31)
  For the fiscal year ended March 31, 2000              15.05           (0.10)            12.80              (0.23)
CLASS C
  For the fiscal year ended March 31, 2004              10.03           (0.10)             4.30                 --
  For the fiscal year ended March 31, 2003              14.32            0.01             (4.30)                --
  For the fiscal year ended March 31, 2002              17.25           (0.10)            (2.83)                --
  For the fiscal year ended March 31, 2001              27.52           (0.15)            (9.81)             (0.31)
  For the fiscal year ended March 31, 2000              15.05           (0.09)            12.79              (0.23)
CLASS Y
  For the fiscal year ended March 31, 2004              10.42            0.03              4.46                 --
  For the fiscal year ended March 31, 2003              14.69            0.12             (4.39)                --
  For the period July 5, 2001* through March 31,
   2002                                                 16.75            0.06             (2.12)                --

----------
*    Commencement of initial public offering.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and related reimbursements, if any.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                      NET
                                                     ASSET
                                                     VALUE,             TOTAL        NET ASSETS,             RATIO OF
                                                     END OF          INVESTMENT     END OF PERIOD           EXPENSES TO
                                                    PERIOD            RETURN(3)    (000'S OMITTED)     AVERAGE NET ASSETS(1)
                                                   ----------        ----------    ---------------     ---------------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004         $    14.62           41.80%       $   11,012               1.75%
  For the fiscal year ended March 31, 2003              10.31          (29.58)           20,518               1.75
  For the fiscal year ended March 31, 2002              14.64          (16.58)           31,455               1.75
  For the fiscal year ended March 31, 2001              17.55          (35.99)           54,096               1.75
  For the fiscal year ended March 31, 2000              27.84           85.67            61,508               1.75
CLASS B
  For the fiscal year ended March 31, 2004              14.20           41.72             5,272               2.25
  For the fiscal year ended March 31, 2003              10.02          (30.03)            4,218               2.25
  For the fiscal year ended March 31, 2002              14.32          (17.03)            7,751               2.25
  For the fiscal year ended March 31, 2001              17.26          (36.30)           11,754               2.25
  For the fiscal year ended March 31, 2000              27.52           84.66            15,656               2.25
CLASS C
  For the fiscal year ended March 31, 2004              14.23           41.87            17,251               2.25
  For the fiscal year ended March 31, 2003              10.03          (29.96)           13,257               2.25
  For the fiscal year ended March 31, 2002              14.32          (16.99)           21,025               2.25
  For the fiscal year ended March 31, 2001              17.25          (36.34)           25,833               2.25
  For the fiscal year ended March 31, 2000              27.52           84.65            18,238               2.25
CLASS Y
  For the fiscal year ended March 31, 2004              14.91           43.09            20,657               1.25
  For the fiscal year ended March 31, 2003              10.42          (29.07)           16,468               1.25
  For the period July 5, 2001* through March 31,
   2002                                                 14.69          (12.30)(4)        21,614               1.25(4)(5)

                                                                                     INCREASE/(DECREASE)
                                                                                        REFLECTED IN
                                                           RATIO OF                     EXPENSE AND
                                                       NET INVESTMENT        NET INVESTMENT INCOME/(LOSS) RATIOS      PORTFOLIO
                                                       INCOME/(LOSS) TO               DUE TO WAIVERS AND               TURNOVER
                                                     AVERAGE NET ASSETS(1)         RELATED REIMBURSEMENTS               RATE
                                                     ---------------------   -----------------------------------      ---------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
  For the fiscal year ended March 31, 2004                  (0.30)%                         0.60%                       155.68%
  For the fiscal year ended March 31, 2003                   0.55                           0.57                        147.32
  For the fiscal year ended March 31, 2002                  (0.09)                          0.57                        168.32
  For the fiscal year ended March 31, 2001                  (0.31)                          0.53                        168.04
  For the fiscal year ended March 31, 2000                  (0.77)                          1.12                         96.36
CLASS B
  For the fiscal year ended March 31, 2004                  (0.80)                          0.60                        155.68
  For the fiscal year ended March 31, 2003                   0.07                           0.57                        147.32
  For the fiscal year ended March 31, 2002                  (0.59)                          0.57                        168.32
  For the fiscal year ended March 31, 2001                  (0.81)                          0.53                        168.04
  For the fiscal year ended March 31, 2000                  (1.27)                          1.12                         96.36
CLASS C
  For the fiscal year ended March 31, 2004                  (0.80)                          0.60                        155.68
  For the fiscal year ended March 31, 2003                   0.05                           0.57                        147.32
  For the fiscal year ended March 31, 2002                  (0.59)                          0.57                        168.32
  For the fiscal year ended March 31, 2001                  (0.81)                          0.53                        168.04
  For the fiscal year ended March 31, 2000                  (1.27)                          1.12                         96.36
CLASS Y
  For the fiscal year ended March 31, 2004                   0.20                           0.60                        155.68
  For the fiscal year ended March 31, 2003                   1.05                           0.57                        147.32
  For the period July 5, 2001* through March 31,
   2002                                                      0.55(4)(5)                     0.51(4)(5)                  168.32

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio, Intrinsic Value Portfolio ("Intrinsic Value"), Small Cap Value Portfolio ("Small Cap"), International Equity Portfolio ("International Equity"), Income Portfolio and High Yield Total Return Portfolio, and four non-diversified portfolios, The Insiders Select Fund ("Insiders Select"), Alpha Growth Portfolio ("Alpha Growth"), S&P STARS Portfolio ("S&P STARS") and S&P STARS Opportunities Portfolio ("S&P STARS Opportunities") (each a "Portfolio" and collectively, the "Portfolios"). As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio which only offers shares designated as Y). Class Y shares of Alpha Growth have not commenced its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services ("Pricing Services") approved by the Board of Trustees (the "Board"). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Each Portfolio's net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Expenses and fees, including the respective investment advisory, administration, distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Until the Portfolio replaces the borrowed security, the Portfolio will maintain a segregated account with cash, U.S. government securities or other liquid securities sufficient to cover its short position on a daily basis. Short sales represent obligations of the Portfolio to make future delivery of specific securities and correspondingly creates an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements.

S&P STARS and S&P STARS Opportunities are the only Portfolios that have engaged in short sales for the fiscal year ended March 31, 2004.

S&P STARS has segregated sufficient liquid assets in a separate account as collateral for open short sales. Securities sold short at March 31, 2004 for S&P STARS were as follows:

SECURITY                             PROCEEDS      MARKET VALUE    UNREALIZED GAIN/(LOSS)
--------------------------------   -------------   -------------   ----------------------
Extreme Networks, Inc.             $   4,558,977   $   4,686,500       $    (127,523)
Goodyear Tire & Rubber Co. (The)       2,341,438       2,562,000            (220,562)
Interstate Bakeries Corp.             15,450,870      12,848,100           2,602,770
Monster Worldwide Inc.                 5,345,488       6,550,000          (1,204,512)
                                   -------------   -------------       -------------
Total                              $  27,696,773   $  26,646,600       $   1,050,173
                                   =============   =============       =============

S&P STARS Opportunities had no securities sold short at March 31, 2004.

SECURITIES LENDING--Loans of securities are required to be initially secured by collateral at least equal to 100% of the market value of the securities on loan and maintained at a level at least equal to the value of loaned securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers at March 31, 2004, was as follows:

                                     MARKET VALUE OF
PORTFOLIO                          SECURITIES ON LOAN
---------                          ------------------
S&P STARS                            $   43,751,026

In addition, Insider Select, Intrinsic Value, Small Cap and Alpha Growth engaged in security lending transactions during the fiscal year ended March 31, 2004, although none were outstanding at March 31, 2004. All such income is included in the Statements of Operations. No other Portfolios had security lending transactions during the fiscal year ended March 31, 2004.

Pursuant to an exemptive order received from the Securities and Exchange Commission (the "Order"), Custodial Trust Company ("CTC"), a wholly-owned subsidiary of The Bear Stearns Companies Inc. and custodian to each of the Portfolios, and an affiliate of BSAM, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") and Bear, Stearns & Co. Inc., ("Bear Stearns" or the "Distributor") served as the securities lending agent for the Portfolios and, subject to the Order, participated in the lending income earned by the Portfolios. For the fiscal year ended March 31, 2004, CTC has been compensated approximately $16,955, $7, $109, $526 and $15 from S&P STARS, Insider Select, Intrinsic Value, Small Cap and Alpha Growth, respectively. In addition, the Order permits (subject to limitations) a Portfolio to loan securities to its affiliates. For the fiscal year ended March 31, 2004, Bear, Stearns Securities Corp., an affiliate to the Portfolios, received rebates in connection with such loans amounting to $80,517, $79, $19 and $2,597 for S&P STARS, Insiders Select, Intrinsic Value and Small Cap, respectively.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. For the fiscal year ended March 31, 2004, only International Equity entered into such forward currency contracts. There were no open forward currency contracts at March 31, 2004 in the International Equity Portfolio.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

The tax character of dividends paid during the fiscal year ended March 31, 2004 were as follows:

                         ORDINARY         TOTAL
PORTFOLIO                 INCOME      DISTRIBUTIONS
--------------------  --------------  --------------
Insiders Select       $       53,348  $       53,348
Intrinsic Value              521,633         521,633
Small Cap                    185,345         185,345

The tax character of dividends and distributions paid during the fiscal year ended March 31, 2003 were as follows:

                              ORDINARY       LONG-TERM          TOTAL
PORTFOLIO                      INCOME       CAPITAL GAIN    DISTRIBUTIONS
-------------------------  --------------  --------------  --------------
S&P STARS Opportunites     $      836,305              --  $      836,305
Insiders Select                       202  $       52,589          52,791
Intrinsic Value                   424,797           9,891         434,688
Small Cap                       1,608,679       2,547,708       4,156,387

At March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                           UNDISTRIBUTED      UNDISTRIBUTED       ACCUMULATED                               TOTAL
                             ORDINARY           LONG-TERM         CAPITAL AND          UNREALIZED        ACCUMULATED
PORTFOLIO                     INCOME          CAPITAL GAINS      OTHER LOSSES         APPRECIATION    EARNINGS/(DEFICIT)
-----------------------  -----------------  -----------------  -----------------   -----------------  ------------------
S&P STARS                               --                 --  $    (979,519,265)  $     141,912,239  $     (837,607,026)
S&P STARS Opportunities                 --  $         494,750                 --           5,033,488           5,528,238
Insiders Select          $           8,801                 --         (1,655,166)          8,869,426           7,223,061
Intrinsic Value                    439,819                 --                 --          15,196,690          15,636,509
Small Cap                               --                 --         (5,434,886)         11,871,811           6,436,925
Alpha Growth                     3,241,601         11,953,969                 --          12,113,315          27,308,885
International Equity                    --                 --        (51,468,673)         10,777,040         (40,691,633)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At March 31, 2004, the Portfolios indicated below had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2012. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios which had capital loss carryforwards at March 31, 2004 were as follows:

                                                                        AMOUNT EXPIRING IN
                         GROSS CAPITAL LOSS  --------------------------------------------------------------------------
PORTFOLIO                   CARRYFORWARD           2009               2010               2011              2012
-----------------------  ------------------  -----------------  -----------------  -----------------  -----------------
S&P STARS                $      970,433,128  $      75,578,721  $     224,199,591  $     545,785,145  $     124,869,671
Insiders Select                     802,777                 --                 --            802,777                 --
Small Cap                         5,434,886                 --                 --          5,434,886                 --
International Equity             50,826,186          7,762,201         22,469,555         20,594,430                 --

For U.S. federal income tax purposes, net realized capital losses or foreign exchange losses incurred after October 31, 2003, within the current fiscal year are deemed to arise on the first day of the following fiscal year. S&P STARS, Insiders Select, and International Equity incurred and elected to defer such losses of $9,086,137, $852,389 and $642,487, respectively.

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation of investments at March 31, 2004 for each Portfolio were as follows:

                                                      GROSS            GROSS             NET
PORTFOLIO                            COST         APPRECIATION     DEPRECIATION      APPRECIATION
------------------------------  ---------------  ---------------  ---------------   ---------------
S&P STARS                       $ 1,318,954,347  $   206,024,140  $   (64,111,901)  $   141,912,239
S&P STARS Opportunities              50,412,659        5,860,657         (827,169)        5,033,488
Insiders Select                      28,758,062        8,962,612          (93,186)        8,869,426
Intrinsic Value                      94,368,910       16,428,121       (1,231,431)       15,196,690
Small Cap                            34,564,641       12,105,300         (233,489)       11,871,811
Alpha Growth                        162,053,332       19,551,110       (7,437,795)       12,113,315
International Equity                 43,312,665       11,334,455         (569,096)       10,765,359

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio intends to distribute at least annually to shareholders substantially all of its net investment income. Distributions of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

At March 31, 2004, the reclassifications within the composition of net assets were as follows: S&P STARS and Small Cap reclassified from net investment losses of $13,454,047 and $347,206, respectively, to paid-in capital. In addition, Alpha Growth reclassified net investment loss of $373,885 to accumulated net realized losses. International Equity reclassified foreign exchange losses of $819,100 to net investment losses. In addition, International reclassified net investment losses of $1,300,050 to paid-in capital. S&P STARS Opportunities reclassified net investment loss of $627,309 to accumulated net realized losses of $11,248 and to paid-in capital of $616,061.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2004, BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, S&P STARS Opportunities, Intrinsic Value and Small Cap, 0.65% of average daily net assets for Alpha Growth, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. For the fiscal year ended March 31, 2004, the performance adjustment fee decreased the total advisory fee by $152,741 or 0.45% based on the value of Insider Select's average daily net assets due to underperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the year ended March 31, 2004. As a result the annual rate was adjusted to 0.55% before any reduction for fee waivers or expense reimbursements.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM (and not the Portfolio) calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the International Equity's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. For the fiscal year ended March 31, 2004, Marvin & Palmer earned a fee of $107,512.

For the fiscal year ended March 31, 2004, BSFM served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of the average daily net assets above $5 billion.

Effective August 1, 2003, BSAM has undertaken to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                       CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS Y SHARES
------------------------------  ---------------   ---------------   ---------------   ---------------
S&P STARS                            1.50%             2.00%             2.00%             1.00%
S&P STARS Opportunities              1.50              2.00              2.00              1.00
Insiders Select                      1.65              2.15              2.15              1.15
Intrinsic Value                      1.50              2.00              2.00              1.00
Small Cap*                           1.70              2.20              2.20              1.20
Alpha Growth                         1.40              1.90              1.90                --
International Equity                 1.75              2.25              2.25              1.25

----------
*Prior to August 1, 2003 the expense limitations were 1.50%, 2.00%, 2.00% and 1.00% for Class A, B, C and Y shares, respectively.

As necessary, these limitations were effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the fiscal year ended March 31, 2004, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                       ADVISORY FEE WAIVERS  EXPENSE REIMBURSEMENTS
------------------------------  --------------------  ----------------------
S&P STARS                           $ 2,855,170                   --
S&P STARS Opportunities                 332,191             $  1,132
Insiders Select                         169,573               11,354
Intrinsic Value                         299,785                   --
Small Cap                               221,960                   --
Alpha Growth                            312,897                   --
International Equity                    375,742                   --

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the fiscal year ended March 31, 2004, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $1,091,374, $74,491, $12,399, $11,451, $7,137 and $93,350 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, S&P STARS Opportunities, Insiders Select, Intrinsic Value, Small Cap and Alpha Growth, respectively.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                   CLASS A                       CLASS B                       CLASS C
                         ---------------------------   ---------------------------   ---------------------------
                         DISTRIBUTION   SHAREHOLDER    DISTRIBUTION   SHAREHOLDER    DISTRIBUTION   SHAREHOLDER
PORTFOLIO                    PLAN         SERVICING        PLAN         SERVICING        PLAN        SERVICING
-----------------------  ------------   ------------   ------------   ------------   ------------   ------------
S&P STARS                    0.25%          0.25%          0.75%          0.25%          0.75%          0.25%
S&P STARS Opportunities      0.25           0.25           0.75           0.25           0.75           0.25
Insiders Select              0.25           0.25           0.75           0.25           0.75           0.25
Intrinsic Value              0.25           0.25           0.75           0.25           0.75           0.25
Small Cap                    0.25           0.25           0.75           0.25           0.75           0.25
Alpha Growth                 0.25           0.25           0.75           0.25           0.75           0.25
International Equity         0.25           0.25           0.75           0.25           0.75           0.25

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fees to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal services in connection with the maintenance of shareholder accounts.

For the fiscal year ended March 31, 2004, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                       DISTRIBUTION FEES  SHAREHOLDER SERVICING FEES
------------------------------  -----------------  --------------------------
S&P STARS                          $  6,653,464           $  3,171,439
S&P STARS Opportunities                 290,004                135,494
Insiders Select                         168,655                 84,380
Intrinsic Value                         335,807                166,296
Small Cap                               169,731                 81,587
Alpha Growth                            538,526                295,495
International Equity                    193,682                 90,854

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 2004, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                                                           CDSC
                            FRONT-END SALES CHARGES   ----------------------------------------------
PORTFOLIO                        CLASS A SHARES       CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-------------------------  -------------------------  --------------  --------------  --------------
S&P STARS                           $  756,538           $  28,671     $  1,815,355     $  35,649
S&P STARS Opportunities                 75,739                 312          128,457           681
Insiders Select                         42,899                  --           42,464         1,436
Intrinsic Value                         88,804               1,995           40,575         4,858
Small Cap                               11,899                  --           27,856         1,180
Alpha Growth                           397,707              14,030          109,181         6,216
International Equity                     5,864                  --           21,202         1,044

INVESTMENTS IN SECURITIES

For the fiscal year ended March 31, 2004, aggregate purchases and sales of investment securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                          PURCHASES         SALES
------------------------------  ---------------  ---------------
S&P STARS                       $ 1,806,441,945  $ 2,067,622,023
S&P STARS Opportunities             122,884,250      135,119,260
Insiders Select                       7,234,526       12,083,348
Intrinsic Value                      66,482,142       46,793,306
Small Cap                            32,506,638       51,947,546
Alpha Growth                        180,878,619      108,644,113
International Equity                 93,056,683      115,511,516

INVESTMENTS IN AFFILIATES

A summary of transactions for each issuer, which is or was an affiliate at or during the fiscal year ended March 31, 2004, were as follows:

                                                   NUMBER OF     CAPITAL      UNREALIZED
PORTFOLIO   AFFILIATE                               SHARES        LOSS           LOSS           VALUE
---------   ------------------------------------   ---------   -----------   ------------   ------------
S&P STARS   America West Holdings Corp., Class B   2,510,000   $ 1,133,357   $  8,826,581   $ 23,920,300
            SportsLine.com, Inc.                   3,870,000            --     32,249,211      5,147,100

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                           S&P STARS                             S&P STARS OPPORTUNITIES
                                          -------------------------------------------  -------------------------------------------
                                              SALES       REPURCHASES   REINVESTMENTS      SALES       REPURCHASES   REINVESTMENTS
                                          -------------  -------------  -------------  -------------  -------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                        2,125,429      7,993,517             --        228,881        699,175             --
Value                                     $  42,295,179  $ 164,470,578             --  $   3,025,451  $   9,464,825             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                        3,895,224     19,073,752             --        878,968      1,055,372         30,110
Value                                     $  76,281,246  $ 347,895,463             --  $  10,928,634  $  12,146,430  $     339,034
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                        1,105,451      3,578,297             --        122,581        325,609             --
Value                                     $  21,589,177  $  71,379,887             --  $   1,625,322  $   4,429,223             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                        1,674,642      8,079,666             --        546,134        627,113         20,418
Value                                     $  31,438,483  $ 143,765,252             --  $   6,865,066  $   7,170,373  $     228,272
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                        1,008,420      4,032,071             --         81,575        304,575             --
Value                                     $  19,829,027  $  80,634,055             --  $   1,050,086  $   4,057,957             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                        1,707,019      8,417,201             --        532,785        584,820         17,250
Value                                     $  32,256,708  $ 149,851,445             --  $   6,672,259  $   6,669,475  $     193,031
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                        1,794,154      1,446,600             --          8,025         34,024             --
Value                                     $  39,881,031  $  30,542,917             --  $     100,360  $     453,023             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                        1,265,616      2,478,336             --         11,479        117,341          1,320
Value                                     $  24,007,292  $  45,739,040             --  $     136,352  $   1,435,304  $      14,944

                                                        INSIDERS SELECT                              INTRINSIC VALUE
                                          -------------------------------------------  -------------------------------------------
                                              SALES       REPURCHASES   REINVESTMENTS      SALES       REPURCHASES   REINVESTMENTS
                                          -------------  -------------  -------------  -------------  -------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                          227,670        252,194          2,619      1,188,300        442,336          8,297
Value                                     $   3,556,622  $   4,076,028  $      43,367  $  22,161,212  $   8,560,095  $     162,794
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          381,563        455,090          1,714        513,159        368,820          7,061
Value                                     $   5,369,724  $   6,163,183  $      22,765  $   8,715,103  $   6,017,945  $     114,948
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                          126,281        155,033             --        365,467        123,112          1,335
Value                                     $   1,917,398  $   2,308,056             --  $   6,871,491  $   2,289,984  $      25,643
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          383,024        311,664          1,163        496,503        269,735          1,505
Value                                     $   5,327,083  $   3,978,471  $      14,814  $   8,340,638  $   4,238,099  $      23,997
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           67,615        134,297             --        491,633        230,527          1,840
Value                                     $   1,051,425  $   2,048,564             --  $   9,104,627  $   4,542,192  $      35,547
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          191,683        250,383            802        298,748        223,304          1,770
Value                                     $   2,601,331  $   3,264,497  $      10,211  $   5,076,626  $   3,561,759  $      28,400
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                            5,519         15,336            153        357,139        502,732         11,753
Value                                     $     100,000  $     270,781  $       2,618  $   7,206,002  $  10,085,932  $     233,179
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                              115         10,358             46        537,624        261,360         14,640
Value                                     $       1,500  $     139,094  $         628  $   9,445,991  $   4,224,746  $     239,653

                                                           SMALL CAP                                  ALPHA GROWTH
                                          -------------------------------------------  -------------------------------------------
                                              SALES       REPURCHASES   REINVESTMENTS      SALES       REPURCHASES   REINVESTMENTS
                                          -------------  -------------  -------------  -------------  -------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           60,227        243,179          1,345      3,461,369        847,239             --
Value                                     $   1,003,814  $   4,041,515  $      24,004  $  66,609,400  $  16,278,827             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          364,832        625,507         78,806      2,127,629        800,655             --
Value                                     $   6,037,964  $   9,671,143  $   1,102,665  $  35,129,114  $  13,225,130             --
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           73,497        115,491             --        821,415        312,939             --
Value                                     $   1,185,010  $   1,915,533             --  $  14,846,850  $   5,709,547             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          230,356        208,957         29,431        893,338        326,659             --
Value                                     $   3,875,019  $   3,154,162  $     396,144  $  14,555,453  $   5,201,059             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           65,916        233,548             --      1,028,108        222,799             --
Value                                     $   1,050,324  $   3,963,220             --  $  18,987,609  $   4,205,697             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          165,696        289,911         52,759        686,358        170,113             --
Value                                     $   2,592,228  $   4,318,724  $     711,205  $  10,995,616  $   2,761,182             --
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                          350,046      1,330,890          7,490             --             --             --
Value                                     $   6,127,004  $  24,583,074  $     136,545             --             --             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          291,446        507,414        105,401             --             --             --
Value                                     $   4,634,176  $   7,624,225  $   1,498,805             --             --             --

                                                      INTERNATIONAL EQUITY
                                          -------------------------------------------
                                              SALES       REPURCHASES   REINVESTMENTS
                                          -------------  -------------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                          792,064      2,029,909             --
Value                                     $   9,089,145  $  24,304,681             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          950,740      1,108,654             --
Value                                     $  11,728,521  $  13,680,368             --
CLASS B
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           54,163        103,794             --
Value                                     $     639,952  $   1,248,466             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                           38,380        158,816             --
Value                                     $     492,186  $   1,947,580             --
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                           67,612        176,869             --
Value                                     $     805,269  $   2,169,937             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          101,211        247,980             --
Value                                     $   1,369,054  $   2,869,518             --
CLASS Y
FOR THE FISCAL YEAR ENDED MARCH 31, 2004
Shares                                        1,236,517      1,431,422             --
Value                                     $  14,376,541  $  19,507,385             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2003
Shares                                          396,376        287,464             --
Value                                     $   4,834,630  $   3,592,431             --

REDEMPTION FEES

The International Equity Portfolio imposes a redemption fee of 1.00% of the total redemption amount (calculated at market value) if a shareholder sells their shares 60 days or less after the purchase date. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is recorded as an increase to paid-in-capital. The redemption fees paid to the portfolio for the fiscal year ended March 31, 2004 were $26,716.

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of each Portfolio's total assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the fiscal year ended March 31, 2004, were as follows:

                                                          MAXIMUM LOAN AMOUNT                               NUMBER OF DAYS
PORTFOLIO                        AVERAGE LOAN BALANCE         OUTSTANDING        AVERAGE INTEREST RATE         BORROWED
------------------------------  ----------------------  ----------------------  ----------------------  ----------------------
S&P STARS                           $   15,025,519          $  56,232,600                1.59%                   313
S&P STARS Opportunities                     81,472              1,600,000                1.53                     68
Small Cap                                   61,035              3,000,000                1.51                     15
Alpha Growth                                 1,205                200,000                1.53                      8
International Equity                       142,652              6,000,000                1.52                     19

S&P STARS and Small Cap had loan balances of $4,800,000 and $230,000, respectively, outstanding under the line of credit facility at March 31, 2004. None of the other Portfolios had any amounts outstanding under the line of credit facility at or during March 31, 2004.

RESULTS OF SPECIAL SHAREHOLDER MEETINGS (UNAUDITED)

On November 18, 2003, BSAM and The Dreyfus Corporation, with its relevant affiliates ("Dreyfus"), announced a strategic arrangement in which the Portfolios will merge with new or existing Dreyfus funds that have the same or similar investment objectives (the "Transaction").

The Transaction has received the approvals of the Board of Trustees of the Fund and the Boards of the relevant Dreyfus funds.

A special joint meeting of each Portfolio's shareholders was held on March 11, 2004 at the offices of Bear Stearns, 383 Madison Avenue, New York, New York, to seek shareholder approval for the merger of each Portfolio into a new or existing Dreyfus fund with the same or similar investment objectives, as set forth in the following table.

PORTFOLIO                                   CORRESPONDING DREYFUS FUND
---------------------------------  -------------------------------------------
S&P STARS Portfolio                Dreyfus Premier S&P STARS Fund
S&P STARS Opportunities Portfolio  Dreyfus Premier S&P STARS Opportunities Fund
Insiders Select Fund               Dreyfus Premier Intrinsic Value Fund
Intrinsic Value Portfolio          Dreyfus Premier Intrinsic Value Fund
Small Cap Value Portfolio          Dreyfus Premier Future Leaders Fund
Alpha Growth Portfolio             Dreyfus Premier Alpha Growth Fund
International Equity Portfolio     Dreyfus Premier International Value Fund

The following table shows the number of shares of each Portfolio that, as of the record date of January 2, 2004, were outstanding and entitled to vote.

PORTFOLIO                          NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
---------------------------------  -------------------------------------------------
S&P STARS Portfolio                                   67,255,244
S&P STARS Opportunities Portfolio                      4,055,964
Insiders Select Fund                                   2,242,192
Intrinsic Value Portfolio                              5,340,850
Small Cap Value Portfolio                              3,245,331
Alpha Growth Portfolio                                 7,111,235
International Equity Portfolio                         4,106,007

Each reorganization required the affirmative vote of a majority of the relevant Portfolio's shares outstanding and entitled to vote.

As of March 11, 2004, of the Portfolios listed above, only the Small Cap Value and International Equity Portfolios had received sufficient votes to determine whether to approve the reorganization. As a result, each other Portfolio's meeting was adjourned until April 8, 2004.

The results of the voting at the March 11th meeting for the Small Cap Value and International Equity Portfolios, are shown in the following table. Management Information Services has independently certified the voting results for both Portfolios. As indicated, each of these reorganizations received shareholder approval at the March 11th meeting.

                                         FOR                    AGAINST                  ABSTAIN
                                ----------------------   ----------------------   ----------------------
PORTFOLIO                         NUMBER    PERCENTAGE     NUMBER    PERCENTAGE     NUMBER    PERCENTAGE
------------------------------  ----------  ----------   ----------  ----------   ----------  ----------
Small Cap Value Portfolio        1,624,219    50.04%         56,983     1.76%         50,533     1.56%
International Equity Portfolio   2,182,966    53.17%         15,276     0.37%         27,181     0.66%

SUBSEQUENT EVENT (UNAUDITED)

On April 8, 2004, each of the S&P STARS, S&P STARS Opportunities, Insiders Select Fund, Intrinsic Value and Alpha Growth Portfolios reconvened a shareholder meeting to vote on whether to approve the relevant reorganizations. The results of the voting at the April 8th meeting for these Portfolios, as independently certified by Management Information Services, are shown in the following table. As indicated, each of these reorganizations received shareholder approval at the April 8th meeting.

                                         FOR                    AGAINST                  ABSTAIN
                                ----------------------   ----------------------   ----------------------
PORTFOLIO                         NUMBER    PERCENTAGE     NUMBER    PERCENTAGE     NUMBER    PERCENTAGE
------------------------------  ----------  ----------   ----------  ----------   ----------  ----------
S&P STARS Portfolio             33,723,898    50.14%      1,687,112     2.51%      1,864,550     2.77%
S&P STARS Opportunities
  Portfolio                      2,072,929    51.11%         79,145     1.95%        142,005     3.50%
Insiders Select Fund             1,133,454    50.55%         84,661     3.78%         83,369     3.72%
Intrinsic Value Portfolio        2,976,276    55.73%         93,799     1.76%        132,109     2.47%
Alpha Growth Portfolio           3,677,469    51.71%        136,596     1.92%        165,099     2.32%

Each reorganization that was approved on either March 11th or April 8th closed after the close of business on April 30, 2004. Immediately after such date, the assets of each Portfolio were transferred to its corresponding Dreyfus fund in exchange for shares of that Dreyfus fund and those Dreyfus fund shares were then distributed pro rata to each Portfolio shareholder, in complete liquidation of the Portfolio.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                          INDEPENDENT AUDITORS' REPORT

To Board of Trustees and Shareholders,
S&P STARS Portfolio
S&P STARS Opportunities Portfolio
The Insiders Select Fund
Intrinsic Value Portfolio
Small Cap Value Portfolio
Alpha Growth Portfolio
International Equity Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of S&P STARS Portfolio, S&P STARS Opportunities Portfolio, The Insiders Select Fund, Intrinsic Value Portfolio, Small Cap Value Portfolio, Alpha Growth Portfolio, and International Equity Portfolio (collectively, the "Portfolios") as of March 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios as of March 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Philadelphia, Pennsylvania
April 28, 2004

                             THE BEAR STEARNS FUNDS

                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio

                    SHAREHOLDER TAX INFORMATION - (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 2004) as to the U.S. federal tax status of distributions received by the Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 2004, the following dividends and distributions per share were paid by each of the Portfolios:

                                                      THE INSIDERS     INTRINSIC        SMALL CAP
                                                       SELECT FUND  VALUE PORTFOLIO  VALUE PORTFOLIO
                                                      ------------  ---------------  ---------------
          Payment Date:                                  12/19/03       12/19/03         12/19/03
          Net Investment Income:
          Class A                                       $  0.0457      $  0.1088        $  0.0296
          Class B                                              --         0.0323               --
          Class C                                              --         0.0365               --
          Class Y                                          0.1150         0.1741           0.1119
          QDI percentage                                  37.6472%       55.7582%              --

Of the per share ordinary income dividend from December 19, 2003, a portion represents qualifying dividend income ("QDI"), which is subject to a maximum rate of 15%. The percentage of QDI per fund is listed in the table above.

Please note that to utilize the lower tax rate for QDI, shareholders must have held their shares in the Fund for 60 days or more.

Ordinary income dividends, which include short-term capital gain distributions, should be reported as dividend income on Form 1040. Income dividends are taxable as ordinary income, as are short-term capital gain distributions.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2005.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their actual ordinary dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee, Officer and the Advisory Trustee of The Bear Stearns Funds (the "Trust") as of March 31, 2004. Each Trustee oversees all 10 portfolios of the Trust. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

                                POSITION(S) WITH THE
         NAME AND                TRUST AND LENGTH                     PRINCIPAL OCCUPATION(S)                  OTHER DIRECTORSHIPS
            AGE                  OF TIME SERVED(1)                      IN THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------------- ---------------------------- --------------------------------------------------- ------------------------
                                                        INDEPENDENT TRUSTEES

John S. Levy - 68            Trustee, since 2000         Managing Partner, Fayerweather Capital Partners     SL Green Realty Corp.
                                                         (private investment partnership)

M.B. Oglesby, Jr. - 61       Trustee, since 1995         Consultant; Vice Chairman, BKSH & Associates,       None
                                                         Washington DC (government lobbyists) (2002-
                                                         present); Formerly, Chief of Staff to United
                                                         States Trade Representative, Executive Office of
                                                         the President (2001-2002); Consultant, Chairman,
                                                         Oglesby Properties, Inc.; President and Chief
                                                         Executive Officer, Association of American
                                                         Railroads; Vice Chairman, Cassidy & Associates

Robert E. Richardson - 62    Trustee, since 2000         Retired; Formerly, Vice President, Broker/Dealer    None
                                                         Department, Mellon Bank (1991-1999)

                                                       "INTERESTED" TRUSTEE(2)

Michael Minikes - 60         Chairman of the Board,      Treasurer, The Bear Stearns Companies Inc. and      None
                             and Trustee, since 1999     Bear, Stearns& Co. Inc. ("Bear Stearns"); Senior
                                                         Managing Director, Bear Stearns; Co-President,
                                                         Bear, Stearns Securities Corporation
                                                         (1999-present); Director, Custodial Trust
                                                         Company and Bear Stearns Bank plc

   (1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
   (2) The Interested Trustee and Officer is considered to be "interested person" (as defined by the Investment Company Act of 1940, as amended), because of his employment with the Trust's adviser or principal underwriter.

                                   POSITION(S) WITH THE
          NAME AND                   TRUST AND LENGTH
             AGE                    OF TIME SERVED(1)                        PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS
-------------------------- ------------------------------------ ------------------------------------------------------------------
                                                          ADVISORY TRUSTEE

Alan J. Dixon - 77           Advisory Trustee, since 1995       Partner - Corporate Business and Legislative Law, Bryan Cave (law
                                                                firm); Formerly, United States Senator (1981-1992)

                                                    OFFICERS WHO ARE NOT TRUSTEES

Barry Sommers - 34           President, since November 2003;    Senior Managing Director (since 2000); Head of Marketing and Sales
                             Executive Vice President, from     for the Trust (since 1997) and Managing Director (1997-2000), Bear
                             1998 to November 2003              Stearns.

Stephen A. Bornstein - 60    Vice President and Secretary,      General Counsel, Managing Director/Principal and Executive Vice
                             since 1995                         President, Bear Stearns Asset Management Inc. ("BSAM"); Managing
                                                                Director/Principal, Bear Stearns; Vice President, General Counsel
                                                                and Secretary, Bear Stearns Funds Management Inc. ("BSFM")

Frank J. Maresca - 45        Vice President and Treasurer,      President and Chief Executive Officer, BSFM; Senior Managing
                             since 1995                         Director, Bear Stearns (since 2001); Managing Director, Bear Stearns

Vincent L. Pereira - 38      Assistant Treasurer, since 1995    Executive Vice President, BSFM; Managing Director, (since 1999) and
                                                                Associate Director (1997-1999), Bear Stearns

Alaina V. Metz - 36          Assistant Secretary, since 2002    Chief Administrative Officer of BISYS Fund Services

   (1) The term of the office for a Trustee or Officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

                             THE BEAR STEARNS FUNDS

                               S&P STARS Portfolio
                        S&P STARS Opportunities Portfolio
                            The Insiders Select Fund
                            Intrinsic Value Portfolio
                            Small Cap Value Portfolio
                             Alpha Growth Portfolio
                         International Equity Portfolio

                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information on investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

                                   The
                                  Bear Stearns
                                   Funds
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                 Chairman of the Board and Trustee
Barry Sommers                   President
John S. Levy                    Trustee
M. B. Oglesby, Jr.              Trustee
Robert E. Richardson            Trustee
Stephen A. Bornstein            Vice President and Secretary
Frank J. Maresca                Vice President and Treasurer
Vincent L. Pereira              Assistant Treasurer
Alaina V. Metz                  Assistant Secretary

INVESTMENT ADVISER              DISTRIBUTOR
Bear Stearns Asset              Bear, Stearns & Co. Inc.
Management Inc.                 383 Madison Avenue
383 Madison Avenue              New York, NY 10179
New York, NY 10179
                                COUNSEL
SUB-ADVISER                     Kramer Levin
INTERNATIONAL EQUITY            Naftalis & Frankel LLP
PORTFOLIO                       919 Third Avenue
Marvin & Palmer                 New York, NY 10022
Associates, Inc.
1201 N. Market Street           TRANSFER AND DIVIDEND
Suite 2300                      DISBURSEMENT AGENT
Wilmington, DE 19801            PFPC Inc.
                                301 Bellevue Parkway
ADMINISTRATOR                   Wilmington, DE 19809
Bear Stearns Funds
Management Inc.                 INDEPENDENT AUDITORS
383 Madison Avenue              Deloitte & Touche LLP
New York, NY 10179              1700 Market Street
                                Philadelphia, PA 19103
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio and S&P STARS Opportunities Portfolio are not sponsored, managed, advised, sold or promoted by Standard & Poor's.

THE BEAR STEARNS FUNDS

- PRIME MONEY
- MARKET PORTFOLIO


ANNUAL REPORT
MARCH 31, 2004

[BEAR STEARNS LOGO]

BSF-R-017-14

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                             LETTER TO SHAREHOLDERS

                                                                   April 8, 2004
Dear Shareholders:

We are pleased to present the annual report for the Prime Money Market Portfolio (the "Portfolio") for the fiscal year ended March 31, 2004. The Portfolio's performance for the fiscal year ranked in the 28th percentile of its peer group (a universe of 258 tier-one institutional money market funds) as represented by iMoneyNet.

The start of the fiscal year was marked by a great deal of uncertainty. Concerns about the war with Iraq and the SARS epidemic weighed heavily on the economy. Unemployment was on the rise and consumer confidence was just beginning to recover from very low levels preceding the beginning of the Iraqi campaign. Furthermore, concerns about disinflation and deflation had begun to take root in the financial markets. The Federal Reserve confirmed this at its May 2003 meeting, stating that economic conditions were more weighted toward disinflation than inflation, but that the economy's growth remained balanced. While investors' expectation that the Fed would begin to buy back Treasury securities in the open market in order to stave off deflation proved incorrect, the Fed did reduce the targeted Federal Funds rate by 25 basis points, to 1.0%, at its June meeting.

Economic activity began to pick up with the conclusion of full scale hostilities in Iraq. Historically low interest rates on mortgages drove a refinancing boom that, when combined with additional tax cuts, helped keep consumer spending levels strong. This, coupled with a long-awaited return to business spending, fueled a very robust annualized GDP growth rate of 8.2% for the third quarter -- the fastest rate of growth since 1983. This positive impetus carried over to the fourth quarter as GDP grew at a solid annualized rate of 4.1%. Strong corporate profits toward the end of 2003 led to increased equity valuations, and consumer confidence was further boosted by rising real estate values -- the result of continued strength in demand for housing.

As the economic recovery became more entrenched and the U.S. federal budget deficit soared, investors came to expect the Fed to raise short-term rates in the early spring of 2004. However, with inflation at very low levels, excess capacity remaining in the economy, and a notable absence of new jobs growth, the Fed continued to maintain its accommodative stance.

Sincerely,


/s/ Barry Sommers

Barry Sommers
President
The Bear Stearns Funds

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 2004

PRINCIPAL                                                                 INTEREST/
 AMOUNT                                                                   DISCOUNT            MATURITY
 (000'S)                                                                   RATE(S)             DATE(S)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
              BANKERS ACCEPTANCE -- 0.32%

              BANKS - DOMESTIC - 0.32%
$     5,222   JPMorgan Chase [A-1+, P-1]
                 (cost - $5,219,012)                                        1.031%            04/21/04         $      5,219,012
                                                                                                               ----------------
              CERTIFICATES OF DEPOSIT -- 30.65%

              BANKS - DOMESTIC - 0.56%
      9,000   Bank of America N.A. [A-1+, P-1]                              1.130             05/10/04                9,000,000
                                                                                                               ----------------
              BANKS - EURO - AUSTRALIA - 0.81%
     13,000   National Australia Bank [A-1+, P-1]                           1.170             10/13/04               13,005,434
                                                                                                               ----------------

              BANKS - EURO - FRANCE - 2.62%
     15,000   Credit Agricole Indosuez [A-1+, P-1]                          1.270             12/31/04               15,004,009
     27,000   Societe Generale [A-1+, P-1]                              1.080 - 1.130    04/06/04 - 12/20/04         26,999,382
                                                                                                               ----------------
                                                                                                                     42,003,391
                                                                                                               ----------------

              BANKS - EURO - GERMANY - 1.00%
      8,000   Deutsche Bank [A-1+, P-1]                                     1.120             12/14/04                7,999,974
      8,000   Landesbank Hessen-Thuringen Girozentrale [A-1+, P-1]          1.270             09/13/04                7,998,787
                                                                                                               ----------------
                                                                                                                     15,998,761
                                                                                                               ----------------

              BANKS - EURO - UNITED KINGDOM - 6.87%
     43,000   Barclays Bank plc [A-1+, P-1]                             1.095 - 1.170    04/12/04 - 12/09/04         43,001,280
     39,000   HBOS Treasury Services plc [A-1+, P-1]                    1.060 - 1.210    04/22/04 - 06/11/04         39,001,184
     16,000   HSBC Bank plc [A-1+, P-1]                                     1.230             06/14/04               16,002,275
     12,000   Lloyds TSB Bank plc [A-1+, P-1]                               1.400             08/05/04               12,000,207
                                                                                                               ----------------
                                                                                                                    110,004,946
                                                                                                               ----------------

              BANKS - YANKEE - CANADA - 2.50%
     32,000   Canadian Imperial Bank of Commerce [A-1, P-1]             1.240 - 1.310    05/17/04 - 08/13/04         32,002,599
      8,000   Toronto Dominion Bank NY [A-1, P-1]                           1.380             08/27/04                7,999,341
                                                                                                               ----------------
                                                                                                                     40,001,940
                                                                                                               ----------------

              BANKS - YANKEE - FRANCE - 2.34%
     22,250   BNP Paribas [A-1+, P-1]                                       1.390             08/05/04               22,258,958
     15,250   Societe Generale [A-1+, P-1]                                  1.300             04/15/04               15,250,678
                                                                                                               ----------------
                                                                                                                     37,509,636
                                                                                                               ----------------

              BANKS - YANKEE - GERMANY - 6.99%
     34,500   Bayerische Landesbank Girozentrale* [A-1+, P-1]           1.050 - 1.090    04/26/04 - 06/21/04         34,500,424
     36,000   Norddeutsche Landesbank Girozentrale [A-1+, P-1]          1.100 - 1.170    07/06/04 - 08/20/04         35,990,214
     21,000   Westdeutsche Landesbank Girozentrale [A-1+, P-1]          1.320 - 1.400    04/15/04 - 08/05/04         21,004,315
     20,500   Westdeutsche Landesbank Girozentrale* [A-1+, P-1]             1.055             04/01/04               20,500,000
                                                                                                               ----------------
                                                                                                                    111,994,953
                                                                                                               ----------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL                                                                 INTEREST/
 AMOUNT                                                                   DISCOUNT            MATURITY
 (000'S)                                                                   RATE(S)             DATE(S)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT (CONTINUED)

              BANKS - YANKEE - NETHERLANDS - 1.00%
$    16,000   Rabobank Nederland N.V. [A-1+, P-1]                       1.310 - 1.370%   08/06/04 - 08/27/04   $     16,001,163
                                                                                                               ----------------

              BANKS - YANKEE - SWEDEN - 2.12%
     34,000   Svenska Handelsbanken [A-1, P-1]                          1.120 - 1.250    04/07/04 - 12/10/04         34,001,051
                                                                                                               ----------------

              BANKS - YANKEE - SWITZERLAND - 2.69%
     12,000   Credit Suisse First Boston [A-1, P-1]                         1.050             05/04/04               12,000,000
      6,500   Credit Suisse First Boston* [A-1, P-1]                        1.190             04/06/04                6,502,965
     24,500   UBS A.G. [A-1+, P-1]                                      1.315 - 1.410    08/03/04 - 01/07/05         24,515,888
                                                                                                               ----------------
                                                                                                                     43,018,853
                                                                                                               ----------------

              BANKS - YANKEE - UNITED KINGDOM - 1.15%
      7,500   HSBC Bank plc [A-1+, P-1]                                     1.090             07/06/04                7,499,766
     11,000   Royal Bank of Scotland plc [A-1+, P-1]                        1.340             09/30/04               10,996,694
                                                                                                               ----------------
                                                                                                                     18,496,460
                                                                                                               ----------------
              Total Certificates of Deposit
                 (cost - $491,036,588)                                                                              491,036,588
                                                                                                               ----------------

              COMMERCIAL PAPER -- 15.79%

              BANKS - YANKEE - SWITZERLAND - 1.19%
     19,000   Credit Suisse First Boston [A-1, P-1]                     1.031 - 1.041    04/12/04 - 04/29/04         18,990,561
                                                                                                               ----------------

              COMMERCIAL FINANCE - 0.62%
     10,000   UBS Finance LLC [A-1+, P-1]                                   1.031             04/05/04                9,998,856
                                                                                                               ----------------

              DIVERSIFIED RECEIVABLES CONDUIT - 12.13%
     18,000   Alpine Securitization Corp. [A-1, P-1]                        1.031        04/01/04 - 04/15/04         17,995,994
     19,441   Barton Capital Corp. [A-1+, P-1]                          1.031 - 1.051    04/12/04 - 04/26/04         19,431,002
     33,500   Blue Ridge Asset Corp. [A-1, P-1]                         1.030 - 1.041    04/07/04 - 04/26/04         33,487,283
      9,000   Delaware Funding Corp. [A-1+, P-1]                            1.031             04/28/04                8,993,048
      4,000   Govco, Inc. [A-1+, P-1]                                       1.031             04/26/04                3,997,139
     16,000   Liberty Street Funding [A-1, P-1]                             1.060             04/01/04               15,999,999
     14,360   Mont Blanc Capital Corp. [A-1+, P-1]                          1.031        04/15/04 - 04/26/04         14,351,416
     19,274   Old Line Funding Corp. [A-1+, P-1]                        1.031 - 1.051    04/19/04 - 04/26/04         19,262,197
      7,000   Park Avenue Receivables Corp. [A-1, P-1]                      1.031             04/15/04                6,997,196
     20,500   Preferred Receivables Funding [A-1, P-1]                  1.030 - 1.031    04/06/04 - 04/21/04         20,491,488
     33,422   Sheffield Receivables Corp. [A-1+, P-1]                   1.031 - 1.041    04/13/04 - 04/23/04         33,406,017
                                                                                                               ----------------
                                                                                                                    194,412,779
                                                                                                               ----------------

              GAS & OIL - 0.75%
     12,000   Koch Industries, Inc. [A-1+, P-1]                             1.020             04/12/04               11,996,260
                                                                                                               ----------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL                                                                 INTEREST/
 AMOUNT                                                                   DISCOUNT            MATURITY
 (000'S)                                                                   RATE(S)             DATE(S)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
              COMMERCIAL PAPER (CONTINUED)

              INVESTMENT STRUCTURE - 0.10%
$     1,600   Sigma Finance, Inc. [A-1+, P-1]                               1.041%            04/20/04         $      1,599,122
                                                                                                               ----------------

              SECURITY BROKERS & DEALERS - 1.00%
     16,000   Goldman Sachs Group, Inc. (The) [A-1, P-1]                    1.050             04/13/04               15,994,400
                                                                                                               ----------------
              Total Commercial Paper
                 (cost - $252,991,978)                                                                              252,991,978
                                                                                                               ----------------

              CORPORATE OBLIGATIONS -- 13.64%

              BANKS - DOMESTIC - 6.33%
     15,500   American Express Centurion* [A-1, P-1]                        1.040             04/13/04               15,500,000
      8,000   Bank One N.A.* [A-1, P-1]                                     1.120             04/19/04                8,005,331
     12,000   First USA Bank* [A-1, P-1]                                1.295 - 1.350    04/21/04 - 05/06/04         12,010,291
     23,750   Southtrust Bank N.A.* [A-1, P-1]                          1.190 - 1.200    05/24/04 - 06/21/04         23,755,789
     20,070   US Bank N.A.* [A-1+, P-1]                                 1.290 - 1.340    04/05/04 - 04/13/04         20,077,003
     22,000   Wells Fargo Bank N.A.* [A-1+, P-1]                            1.040             04/01/04               21,999,999
                                                                                                               ----------------
                                                                                                                    101,348,413
                                                                                                               ----------------

              COMMERCIAL FINANCE - 1.73%
     27,650   General Electric Capital Corp.* [A-1+, P-1]               1.170 - 1.250    04/19/04 - 06/15/04         27,673,482
                                                                                                               ----------------

              INSURANCE - 2.18%
     35,000   Travelers Insurance Co.* (2) [A-1+, P-1]                  1.160 - 1.190         04/28/04               35,000,000
                                                                                                               ----------------

              INVESTMENT STRUCTURE - 2.03%
     32,500   Sigma Finance, Inc.* (1) [A-1+, P-1]                      1.050 - 1.051    04/01/04 - 04/19/04         32,498,772
                                                                                                               ----------------

              SECURITY BROKERS & DEALERS - 1.37%
     11,500   Goldman Sachs Group, Inc. (The)* (2) [A-1, P-1]               1.120             04/16/04               11,500,000
     10,500   Merrill Lynch & Co., Inc.* [A-1, P-1]                         1.350             04/28/04               10,507,159
                                                                                                               ----------------
                                                                                                                     22,007,159
                                                                                                               ----------------
              Total Corporate Obligations
                 (cost - $218,527,826)                                                                              218,527,826
                                                                                                               ----------------

  SHARES
-----------
              INVESTMENT COMPANY -- 0.00%
      1,153   Federated Trust Prime Obligations Fund** [AAAm/Aaa]
                 (cost - $1,153)                                            0.930                --                       1,153
                                                                                                               ----------------

The accompanying notes are an integral part of the financial statements.

PRINCIPAL                                                                 INTEREST/
 AMOUNT                                                                   DISCOUNT            MATURITY
 (000'S)                                                                   RATE(S)             DATE(S)              VALUE
-------------------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS*** -- 34.80%

$    77,663   ABN-AMRO Inc. [A-1+, P-1]                                     1.070%            04/01/04         $     77,663,000
    151,000   Goldman Sachs Group, Inc. (The) [A-1, P-1]                    1.080             04/01/04              151,000,000
    127,000   JPMorgan Securities Inc. [A-1, P-1]                           1.080             04/01/04              127,000,000
    202,000   Wachovia Securities Inc. [A-1, P-1]                           1.080             04/01/04              202,000,000
                                                                                                               ----------------
              Total Repurchase Agreements
                 (cost - $557,663,000)                                                                              557,663,000
                                                                                                               ----------------

              U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.12%

              FANNIE MAE - 2.59%
     41,500   Unsecured Notes                                           1.080 - 1.400    07/23/04 - 02/25/05         41,500,000
                                                                                                               ----------------

              FEDERAL HOME LOAN BANK - 2.53%
     40,500   Unsecured Bonds                                           1.300 - 1.470    02/23/05 - 04/29/05         40,500,000
                                                                                                               ----------------
              Total U.S. Government Agency Obligations
                 (cost - $82,000,000)                                                                                82,000,000
                                                                                                               ----------------
              Total Investments -- 100.32%
                 (cost - $1,607,439,557)****                                                                      1,607,439,557
              Liabilities in excess of other assets -- (0.32)%                                                       (5,184,432)
                                                                                                               ----------------
              Net Assets -- 100.00%                                                                            $  1,602,255,125
                                                                                                               ================

----------
(1) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund's Board.
(2) SEC Rule 144A security. These securities have been determined to be illiquid and can only be sold to the issuer.
* Variable Rate Obligations -- The rate shown is the rate as of March 31, 2004 and the maturity date as shown is the date the interest rate resets.
** Money market fund; interest rate reflects SEC seven-day yield at March 31, 2004.
*** See notes to financial statements for description of underlying collateral. **** The cost of investments for federal income tax purposes is substantially the same for financial reporting purposes.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                        STATEMENT OF ASSETS & LIABILITIES

                                 MARCH 31, 2004

ASSETS
 Investments, at amortized cost which approximates market value
   (identified and tax cost - $1,607,439,557)                                                $ 1,607,439,557
 Interest receivable                                                                               3,204,746
 Prepaid expenses                                                                                     86,540
                                                                                             ---------------
      Total assets                                                                             1,610,730,843
                                                                                             ---------------

LIABILITIES
 Payable for investments purchased                                                                 7,000,000
 Dividends payable                                                                                 1,190,587
 Advisory fee payable                                                                                121,162
 Administration fee payable                                                                           68,823
 Custodian fee payable                                                                                22,505
 Accrued expenses                                                                                     72,641
                                                                                             ---------------
      Total liabilities                                                                            8,475,718
                                                                                             ---------------

NET ASSETS
 Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)              1,602,282
 Paid-in capital                                                                               1,600,679,773
 Accumulated net realized loss from investments                                                      (26,930)
                                                                                             ---------------
      Net assets                                                                             $ 1,602,255,125
                                                                                             ===============

CLASS Y
 Net Assets                                                                                  $ 1,602,255,125
                                                                                             ---------------
 Shares of beneficial interest outstanding                                                     1,602,282,055
                                                                                             ---------------
 Net asset value, offering and redemption price per share                                    $          1.00
                                                                                             ===============

The accompanying notes are an integral part of the financial statements.

                             STATEMENT OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME
  Interest                                                                                   $    24,284,625
                                                                                             ---------------

EXPENSES
  Advisory fees                                                                                    4,150,143
  Administration fees                                                                              1,037,517
  Accounting fees                                                                                    341,357
  Custodian fees and expenses                                                                        230,700
  Legal and auditing fees                                                                            106,908
  Federal and state registration fees                                                                 49,623
  Transfer agent fees and expenses                                                                    41,499
  Reports and notices to shareholders                                                                 22,900
  Trustees' fees and expenses                                                                         18,213
  Insurance expenses                                                                                   9,194
  Other                                                                                               56,317
                                                                                             ---------------
    Total expenses before waivers                                                                  6,064,371
    Less: waivers                                                                                 (1,904,930)
                                                                                             ---------------
    Total expenses after waivers                                                                   4,159,441
                                                                                             ---------------
  Net investment income                                                                           20,125,184
                                                                                             ---------------
  NET REALIZED GAIN FROM INVESTMENTS                                                                   4,352
                                                                                             ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $    20,129,536
                                                                                             ===============

The accompanying notes are an integral part of the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE FISCAL
                                                                      YEARS ENDED MARCH 31,
                                                               ------------------------------------
                                                                     2004                2003
                                                               ----------------    ----------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income                                        $     20,125,184    $     38,051,689
  Net realized gain from investments                                      4,352               4,464
                                                               ----------------    ----------------
  Net increase in net assets resulting from operations               20,129,536          38,056,153
                                                               ----------------    ----------------

DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income                                             (20,125,184)        (38,051,689)
                                                               ----------------    ----------------

SHARES OF BENEFICIAL INTEREST*
  Net proceeds from the sale of shares                            7,554,322,920       8,240,980,188
  Cost of shares repurchased                                     (8,390,744,571)     (8,491,253,839)
  Shares issued in reinvestment of dividends                         17,104,179          34,116,859
                                                               ----------------    ----------------
  Net decrease in net assets derived from shares of
    beneficial interest transactions                               (819,317,472)       (216,156,792)
                                                               ----------------    ----------------
  Total decrease in net assets                                     (819,313,120)       (216,152,328)

NET ASSETS
  Beginning of year                                               2,421,568,245       2,637,720,573
                                                               ----------------    ----------------
  End of year                                                  $  1,602,255,125    $  2,421,568,245
                                                               ================    ================

----------
  * Share transactions at net asset value of $1.00 per share.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                              FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements.

                                                               FOR THE FISCAL YEARS ENDED MARCH 31,
                                            ----------------------------------------------------------------------------
                                                2004            2003            2002            2001           2000
                                            ------------    ------------    ------------    ------------    ------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of year        $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
  Net investment income(1)                        0.0096          0.0158          0.0308          0.0622          0.0526
                                            ------------    ------------    ------------    ------------    ------------
  Net increase in net assets resulting
    from operations                               0.0096          0.0158          0.0308          0.0622          0.0526
                                            ------------    ------------    ------------    ------------    ------------
  Dividends to shareholders from net
    investment income                            (0.0096)        (0.0158)        (0.0308)        (0.0622)        (0.0526)
                                            ------------    ------------    ------------    ------------    ------------

  Net asset value, end of year              $     1.0000    $     1.0000    $     1.0000    $     1.0000    $     1.0000
                                            ============    ============    ============    ============    ============
  Total investment return(2)                        0.97%           1.59%           3.13%           6.40%           5.39%
                                            ============    ============    ============    ============    ============

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of year
    (000's omitted)                         $  1,602,255    $  2,421,568    $  2,637,721    $  1,963,646    $    913,907
  Ratio of expenses to
    average net assets(1)                           0.20%           0.20%           0.20%           0.20%           0.20%
  Ratio of net investment income
    to average net assets(1)                        0.97%           1.57%           2.95%           6.15%           5.36%
  Increase/(decrease) reflected in above
    expense and net investment
    income ratios due to waivers and
    related reimbursements                          0.09%           0.09%           0.10%           0.13%           0.17%

----------
  (1)  Reflects waivers and related reimbursements.
  (2) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each year reported and includes reinvestment of dividends.

The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                          NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29,1994, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio (the "Portfolio"), Intrinsic Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Income Portfolio and High Yield Total Return Portfolio, and four non-diversified portfolios, The Insiders Select Fund, Alpha Growth Portfolio, S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Portfolio offers one class of shares, which has been designated as Class Y shares. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with their vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Portfolio securities are valued under the amortized cost method, which approximates current market value. Securities are valued at cost when purchased, and thereafter a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuations are performed in an attempt to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuing basis.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities transactions are calculated on the identified cost basis for both financial reporting and income tax purposes. Interest income and expenses are recorded on the accrual basis.

U.S. FEDERAL TAX STATUS--The Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, the Portfolio intends not to be subject to a U.S. federal excise tax.

The tax character of dividends paid during the fiscal years ended March 31, 2004 and March 31, 2003 were entirely from ordinary income.

At March 31, 2004, the components of distributable earnings on a tax basis were equal to that shown on the Statement of Assets and Liabilities.

At March 31, 2004, the Portfolio had capital loss carryforwards available as a reduction, to the extent provided in regulations, of any future net capital gains realized before the end of fiscal year 2009. To the extent that the capital loss carryforward is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolio had capital loss carryforwards at March 31, 2004 as follows:

                                         AMOUNT EXPIRING IN
        GROSS CAPITAL LOSS      -------------------------------------
           CARRYFORWARD           2007          2008          2009
        ------------------      ---------     ---------     ---------
            $  26,930           $  25,610     $   1,279     $      41

DIVIDENDS AND DISTRIBUTIONS--Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains are distributed at least annually if not offset by capital loss carryforwards. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities from financial institutions subject to the seller's agreement to repurchase and the Portfolio's agreement to resell the securities at par. The investment adviser only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the investment adviser in accordance with procedures adopted by the Board of Trustees. Securities purchased subject to repurchase agreements are maintained with the custodian of the Portfolio and must have, at all times, an aggregate market value greater than or equal to the repurchase price plus accrued interest. If the value of the underlying securities falls below 102% of the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next Portfolio business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Portfolio has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the fiscal year ended March 31, 2004, Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with the Portfolio. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.20% of the Portfolio's average daily net assets.

For the fiscal year ended March 31, 2004, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to the Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 0.05% of the Portfolio's average daily net assets.

For the fiscal year ended March 31, 2004, the Adviser has undertaken to limit the Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of no more than 0.20% of its average daily net assets. As necessary, this limitation is effected by waivers by the Adviser of its advisory fees. For the fiscal year ended March 31, 2004, the Adviser waived advisory fees of $1,904,930 in order to maintain the expense limitation.

The Portfolio will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolio reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly owned subsidiary of The Bear Stearns Companies Inc., and an affiliate of BSAM, BSFM and Bear, Stearns & Co. Inc. ("Bear Stearns"), serves as custodian to the Portfolio.

SHARES OF BENEFICIAL INTEREST

The Portfolio currently offers Class Y shares. There is no sales charge or contingent deferred sales charge on Class Y shares, which are offered primarily to institutional investors.

At March 31, 2004, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for the Portfolio, of which Bear Stearns and its affiliates owned 267,273,511 of Class Y shares or approximately 17% of the shares outstanding.

COLLATERAL FOR REPURCHASE AGREEMENTS

Listed below is the collateral associated with the repurchase agreements outstanding at March 31, 2004:

                              PRINCIPAL                                                               ACCRUED
ISSUER                         AMOUNT       MATURITY DATE(S)     INTEREST RATE(S)    MARKET VALUE     INTEREST     TOTAL VALUE
------                     --------------  -------------------   ---------------    --------------  ------------  --------------
ABN-AMRO INC.
Freddie Mac,
  Pass-through Pools       $   78,081,000  11/01/05 - 12/16/10     2.41 - 4.50%     $   78,440,020  $    776,422  $   79,216,442
                                                                                    ==============  ============  ==============
GOLDMAN SACHS GROUP, INC.
  (THE)
Fannie Mae,
  Pass-through Pools       $  153,454,406  11/01/33 - 02/01/34         5.50%        $  153,333,662  $    686,338  $  154,020,000
                                                                                    ==============  ============  ==============
JPMORGAN SECURITIES INC.
Fannie Mae,
  Pass-through Pools       $   85,915,000  02/01/19 - 03/01/34     5.00 - 5.50%     $   85,689,946  $    344,125  $   86,034,071
Gold,
  Pass-through Pools           50,000,000       03/01/18               4.50             43,355,796       155,136      43,510,932
                                                                                    --------------  ------------  --------------
                                                                                    $  129,045,742  $    499,261  $  129,545,003
                                                                                    ==============  ============  ==============

WACHOVIA SECURITES INC.
Fannie Mae,
  Pass-through Pools       $  240,414,086  12/01/16 - 10/01/32     5.00 - 9.00%     $  173,029,080  $    645,110  $  173,674,190
Freddie Mac,
  Pass-through Pools           28,908,304  01/01/32 - 10/01/32     5.50 - 6.00          32,238,539       127,271      32,365,810
                                                                                    --------------  ------------  --------------
                                                                                    $  205,267,619  $    772,381  $  206,040,000
                                                                                    ==============  ============  ==============

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of the Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. The Portfolio, as a fundamental policy, is permitted to borrow in an amount up to 33 1/3 % of its total assets.

Loans are payable on demand or upon termination of this credit facility or; for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan is advanced. The Portfolio had no amounts outstanding under the credit facility at or for the fiscal year ended March 31, 2004.

RESULTS OF THE SPECIAL SHAREHOLDER MEETING (UNAUDITED)

On November 18, 2003, BSAM and The Dreyfus Corporation (with its relevant affiliates, "Dreyfus") announced a strategic arrangement in which the Portfolio will merge with new or existing Dreyfus funds that have the same or similar investment objectives (the "Transaction").

The Transaction has received the approvals of the Board of Trustees of the Fund and the Boards of the relevant Dreyfus funds.

A special meeting of the Portfolio's shareholders was held on March 11, 2004 at the offices of Bear Stearns, 383 Madison Avenue, New York, New York, to seek shareholder approval for the merger of the Portfolio into the Bear Stearns Prime Money Market Fund (the "New Dreyfus Fund"), a newly formed series of Dreyfus Premier Manager Funds I, a newly formed investment company. The New Dreyfus Fund has the same investment objective as the Portfolio.

The Portfolio had 1,789,140,096 shares outstanding and entitled to vote as of record date January 2, 2004.

The reorganization requires the affirmative vote of a majority of the Portfolio's shares outstanding and entitled to vote. The results of the voting at the shareholder meeting, as independently certified by Management Information Services, are shown below.

                    FOR                          AGAINST                       ABSTAIN
       --------------------------     -------------------------     --------------------------
         NUMBER       PERCENTAGE        NUMBER      PERCENTAGE        NUMBER       PERCENTAGE
       -----------   ------------     ----------   ------------     ----------    ------------
       973,700,177      54.42%         2,441,784       0.14%        53,219,871        2.98%

SUBSEQUENT EVENT (UNAUDITED)

The reorganization described above closed after the close of business on April 30, 2004. Immediately after such date, the assets of the Portfolio were transferred to the New Dreyfus Fund in exchange for shares of that New Dreyfus Fund and those New Dreyfus Fund shares were then distributed pro rata to the Portfolio's shareholders, in complete liquidation of the Portfolio.

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Prime Money Market Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prime Money Market Portfolio (the "Portfolio") as of March 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
April 28, 2004

                             THE BEAR STEARNS FUNDS

                              TRUSTEES AND OFFICERS

The following information is provided for each Trustee, Officer and the Advisory Trustee of The Bear Stearns Funds (the "Trust") as of March 31, 2004. Each Trustee oversees all 10 portfolios of the Trust. The mailing address of the Trustees and Officers is 383 Madison Avenue, New York, New York 10179.

                             POSITION(S) WITH THE
        NAME AND               TRUST AND LENGTH                       PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
          AGE                  OF TIME SERVED(1)                        IN THE PAST 5 YEARS                       HELD BY TRUSTEE
-------------------------   -----------------------    -----------------------------------------------------   ---------------------
                                                        INDEPENDENT TRUSTEES

John S. Levy - 68           Trustee, since 2000        Managing Partner, Fayerweather Capital Partners         SL Green Realty Corp.
                                                       (private investment partnership)

M.B. Oglesby, Jr. - 61      Trustee, since 1995        Consultant; Vice Chairman, BKSH & Associates,           None
                                                       Washington DC (government lobbyists) (2002-
                                                       present); Formerly, Chief of Staff to United States
                                                       Trade Representative, Executive Office of the
                                                       President (2001-2002); Consultant, Chairman,
                                                       Oglesby Properties, Inc.; President and Chief
                                                       Executive Officer, Association of American Railroads;
                                                       Vice Chairman, Cassidy & Associates

Robert E. Richardson - 62   Trustee, since 2000        Retired; Formerly, Vice President, Broker/Dealer        None
                                                       Department, Mellon Bank (1991-1999)

                                                       "INTERESTED" TRUSTEE(2)

Michael Minikes - 60        Chairman of the Board      Treasurer, The Bear Stearns Companies Inc. and          None
                            and Trustee, since 1999    Bear, Stearns & Co. Inc. ("Bear Stearns"); Senior
                                                       Managing Director, Bear Stearns; Co-President,
                                                       Bear Stearns Securities Corporation (1999-present);
                                                       Director, Custodial Trust Company and Bear
                                                       Stearns Bank plc

  (1) The term of office for a Trustee is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
  (2) The Interested Trustee is considered to be an "interested person" (as defined by the Investment Company Act of 1940, as amended) because of his employment with the Trust's adviser or principal underwriter.

                              POSITION(S) WITH THE
        NAME AND                TRUST AND LENGTH
          AGE                   OF TIME SERVED(1)                       PRINCIPAL OCCUPATION(S) IN THE PAST 5 YEARS
-------------------------   --------------------------   ---------------------------------------------------------------------------
                                                          ADVISORY TRUSTEE

Alan J. Dixon - 77          Advisory Trustee, since      Partner - Corporate Business and Legislative Law, Bryan Cave (law firm);
                            1995                         Formerly, United States Senator (1981-1992)

                                                    OFFICERS WHO ARE NOT TRUSTEES

Barry Sommers - 34          President, since             Senior Managing Director (since 2000); Head of Marketing and Sales for the
                            November 2003;               Trust (since 1997) and Managing Director (1997-2000), Bear Stearns
                            Executive Vice President,
                            from 1998 to November
                            2003

Stephen A. Bornstein - 60   Vice President and           General Counsel, Managing Director/Principal and Executive Vice President,
                            Secretary, since 1995        Bear Stearns Asset Management Inc. ("BSAM"); Managing Director/Principal,
                                                         Bear Stearns; Vice President, General Counsel and Secretary, Bear Stearns
                                                         Funds Management Inc. ("BSFM")

Frank J. Maresca - 45       Vice President and           President and Chief Executive Officer, BSFM; Senior Managing Director,
                            Treasurer, since 1995        Bear Stearns (since 2001); Managing Director, Bear Stearns

Vincent L. Pereira - 38     Assistant Treasurer, since   Executive Vice President, BSFM; Managing Director (since 1999) and
                            1995                         Associate Director (1997-1999), Bear Stearns

Alaina V. Metz - 36         Assistant Secretary, since   Chief Administrative Officer of BISYS Fund Services
                            2002

  (1) The term of office for a Trustee or Officer is indefinite, until he or she resigns, is removed or a successor is elected and qualified.

                             THE BEAR STEARNS FUNDS

                          Prime Money Market Portfolio
                                 PRIVACY NOTICE

While information is the cornerstone of our ability to provide superior service, our most important assets are our shareholders and the trust that they place in us. Keeping shareholder information secure and using it only as our shareholders would want us to are top priorities at The Bear Stearns Funds.

We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and mailers that assist us in the distribution of shareholder materials. This allows us to continue to meet your investing needs, and to effect transactions that you request or authorize.

These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.

You may have received communications regarding information privacy on policies from other financial institutions that gave you the opportunity to "opt-out" of certain information sharing with companies that are not affiliated with that financial institution. The Bear Stearns Funds does not share information with other companies for purposes of marketing solicitations. Therefore, The Bear Stearns Funds does not provide opt-out options to its shareholders.

We reserve the right to change our privacy policy at any time. The examples contained within this notice are illustrations; they are not intended to be exclusive. This notice complies with a recently enacted Federal law and SEC regulations regarding privacy. You may have additional rights under foreign or other domestic laws that may apply to you.

                             THE BEAR STEARNS FUNDS
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                       Chairman of the Board and Trustee
Barry Sommers                         President
John S. Levy                          Trustee
M.B. Oglesby, Jr.                     Trustee
Robert E. Richardson                  Trustee
Stephen A. Bornstein                  Vice President and Secretary
Frank J. Maresca                      Vice President and Treasurer
Vincent L. Pereira                    Assistant Treasurer
Alaina V. Metz                        Assistant Secretary

INVESTMENT ADVISER                    DISTRIBUTOR
Bear Stearns Asset                    Bear, Stearns & Co. Inc.
Management Inc.                       383 Madison Avenue
383 Madison Avenue                    New York, NY 10179
New York, NY 10179
                                      TRANSFER AND DIVIDEND DISBURSEMENT AGENT
ADMINISTRATOR                         PFPC Inc.
Bear Stearns Funds                    301 Bellevue Parkway
Management Inc.                       Wilmington, DE 19809
383 Madison Avenue
New York, NY 10179                    INDEPENDENT AUDITORS
                                      Deloitte & Touche LLP
CUSTODIAN                             1700 Market Street
Custodial Trust Company               Philadelphia, PA 19103
101 Carnegie Center
Princeton, NJ 08540

COUNSEL
Kramer Levin
Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding the Portfolio's objectives, policies, and other information. Total investment return is based on historical results and is not intended to indicate future performance.

Prime Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Prime Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).
     EXHIBIT A OF THIS CODE OF ETHICS WAS REVISED ON MAY 13, 2004 TO REFLECT
     THE APPOINTMENT OF BARRY SOMMERS AS PRESIDENT PRINCIPAL EXECUTIVE OFFICER OF REGISTRANT.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy pargraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

              THE BOARD OF TRUSTEES OF THE REGISTRANT HAS DETERMINED THAT THE REGISTRANT DOES NOT HAVE AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. IN THIS REGARD, NO MEMBER OF THE AUDIT COMMITTEE WAS IDENTIFIED AS HAVING ALL OF THE REQUIRED TECHNICAL ATTRIBUTES IDENTIFIED IN INSTRUCTION 2(b) TO ITEM 3 OF FORM N-CSR TO QUALIFY AS AN "AUDIT COMMITTEE FINANCIAL EXPERT," WHETHER THROUGH THE TYPE OF SPECIALIZED EDUCATION OR EXPERIENCE REQUIRED BY THAT INSTRUCTION. AT THIS TIME, THE BOARD BELIEVES THAT THE EXPERIENCE PROVIDED BY EACH MEMBER OF THE AUDIT COMMITTEE COLLECTIVELY OFFERS THE REGISTRANT ADEQUATE OVERSIGHT BY ITS AUDIT COMMITTEE GIVEN THE REGISTRANT'S LEVEL OF FINANCIAL COMPLEXITY. THE BOARD WILL FROM TIME TO TIME REEXAMINE
              SUCH BELIEF.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         2003 - $222,000
         2004 - $237,300

         (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003 - $30,000 (17f-2 security counts)
         2004 - $33,000 (17f-2 security counts)

         (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         2003 - $28,000 (tax compliance services)
         2004 - $30,000 (tax compliance services)

         (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
         2003 - none
         2004 - none

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         Pursuant to the registrant's Audit Committee charter, periodically, as the Audit Committee deems appropriate, the Committee considers and approves any non-audit services to be provided to the registrant by the independent accountants and the fees to be charged for the non-audit services.

              (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         2003 - 0%
         2004 - 0%

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         0%

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         2003 - $4,125,000
         2004 - $7,175,000

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Registrant's audit committee has considered that the provision of non-audited related services that were rendered is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.
         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
NOT APPLICABLE.

ITEM 6.  SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exchibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Bear Stearns Funds
            --------------------------------------------------------------------

                                                    Frank J. Maresca,
By (Signature and Title)*  /s/ Frank J. Maresca     Vice President and Treasurer
                         -------------------------------------------------------

Date  May 12, 2004
     ---------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                                    Frank J. Maresca,
By (Signature and Title)*  /s/ Frank J. Maresca     Vice President and Treasurer
                         -------------------------------------------------------

Date May 12, 2004
     ---------------------------------

By (Signature and Title)*  /s/ Barry Sommers        Barry Sommers, President
                         -------------------------------------------------------

Date  May 12, 2004
     ---------------------------------


* Print the name and title of each signing officer under his or her signature.